EXHIBIT 10.2

                                                   EXECUTION COPY




___________________________________________________________




                            $150,000,000



                AMENDED AND RESTATED CREDIT AGREEMENT

                    Dated as of December 14, 1993


                                Among


                         SEQUA CORPORATION,

                        THE BANK OF NEW YORK,
                      as Administrative Agent,

                        THE BANK OF NEW YORK,
                    THE BANK OF NOVA SCOTIA, and
                            CHEMICAL BANK
                         as Managing Agents,

BANK OF AMERICA NT&SA,
CHASE MANHATTAN BANK, N.A., and
THE NIPPON CREDIT BANK, LTD.,
as Co-Agents,


                                 and


           THE BANKS LISTED ON THE SIGNATURE PAGES HEREOF



___________________________________________________________

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                        TABLE OF CONTENTS


                                                             Page


                            ARTICLE 1

                         CREDIT FACILITY
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     1.01.  Commitment to Lend . . . . . . . . . . . . . . . . 1
     1.02.  Manner of Borrowing. . . . . . . . . . . . . . . . 2
     Section 1.03.  Swing Loans. . . . . . . . . . . . . . . . 3
          (a)  Swing Loan Commitment . . . . . . . . . . . . . 3
          (b)  Repayment . . . . . . . . . . . . . . . . . . . 3
          (c)  Participation . . . . . . . . . . . . . . . . . 4
          (d)  Obligations of Banks. . . . . . . . . . . . . . 4
     1.04.  Interest . . . . . . . . . . . . . . . . . . . . . 5
          (a)  Rates . . . . . . . . . . . . . . . . . . . . . 5
          (b)  Payment . . . . . . . . . . . . . . . . . . . . 5
          (c)  Conversion and Continuation . . . . . . . . . . 5
          (d)  Maximum Interest Rate . . . . . . . . . . . . . 6
     1.05.  Repayment. . . . . . . . . . . . . . . . . . . . . 6
     1.06.  Prepayments. . . . . . . . . . . . . . . . . . . . 7
     1.07.  Limitation on Types of Loans . . . . . . . . . . . 7
     Section 1.08.  Letters of Credit. . . . . . . . . . . . . 7
     1.09.  Fees; Reduction of Commitments . . . . . . . . .  10
     1.10.  Computation of Interest and Fees . . . . . . . .  11
     1.11.  Payments by the Borrower . . . . . . . . . . . .  12
          (a)  Time, Place and Manner. . . . . . . . . . . .  12
          (b)  No Reductions . . . . . . . . . . . . . . . .  12
          (c)  Taxes . . . . . . . . . . . . . . . . . . . .  12
          (d)  Authorization to Charge Accounts. . . . . . .  13
          (e)  Extension of Payment Dates. . . . . . . . . .  13
     1.12.  Distribution of Payments by the Administrative
          Agent. . . . . . . . . . . . . . . . . . . . . . .  14
     1.13.  Evidence of Indebtedness . . . . . . . . . . . .  14
     1.14.  Pro Rata Treatment . . . . . . . . . . . . . . .  14
     1.15.  Extension of Maturity Date . . . . . . . . . . .  15

                            ARTICLE 2

                   CONDITIONS TO EFFECTIVENESS
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     2.01.  Conditions to Effective Date . . . . . . . . . .  15
     2.02.  Conditions to Each Extension of Credit . . . . .  17

                            ARTICLE 3

             CERTAIN REPRESENTATIONS AND WARRANTIES
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
     3.01.  Organization; Power; Qualification . . . . . . .  18
     3.02.  Subsidiaries . . . . . . . . . . . . . . . . . .  18
     3.03.  Authorization; Enforceability; Required
          Consents; Absence of Conflicts . . . . . . . . . .  19
     3.04.  Litigation . . . . . . . . . . . . . . . . . . .  20
     3.05.  Burdensome Provisions. . . . . . . . . . . . . .  20
     3.06.  No Adverse Change or Event . . . . . . . . . . .  20
     3.07.  Additional Adverse Facts . . . . . . . . . . . .  21
     3.08.  Payment of Taxes . . . . . . . . . . . . . . . .  21
     3.09.  ERISA Compliance . . . . . . . . . . . . . . . .  21
     3.10.  Title to Properties. . . . . . . . . . . . . . .  22
     3.11.  Investment Company Act . . . . . . . . . . . . .  22
     3.12.  Federal Reserve Regulations. . . . . . . . . . .  22
     3.13.  Disaster . . . . . . . . . . . . . . . . . . . .  22
     3.14.  Agreements . . . . . . . . . . . . . . . . . . .  23
     3.15.  Environmental Matters. . . . . . . . . . . . . .  23
     3.16.  Ownership of Material Subsidiaries . . . . . . .  24
     A.. . . . . . . . . . . . . . . . . . . . . . . . . . .  24
     4.01.  Preservation of Existence and Properties, Scope
          of Business, Compliance with Law, Payment of Taxes
          and Claims, Preservation of Enforceability . . . .  24
     4.02.  Maintenance of Properties; Insurance . . . . . .  25
     4.03.  Use of Proceeds. . . . . . . . . . . . . . . . .  25
     B.. . . . . . . . . . . . . . . . . . . . . . . . . . .  26
     4.04.  Guaranties . . . . . . . . . . . . . . . . . . .  26
     4.05.  Liens. . . . . . . . . . . . . . . . . . . . . .  27
     4.06.  Restricted Payments. . . . . . . . . . . . . . .  27
     4.07.  Merger or Consolidation. . . . . . . . . . . . .  28
     4.08.  Disposition of Assets. . . . . . . . . . . . . .  28
     4.09.  Taxes of Other Persons . . . . . . . . . . . . .  29
     4.10.  Benefit Plans. . . . . . . . . . . . . . . . . .  29
     4.11.  Transactions with Affiliates . . . . . . . . . .  29
     4.12.  Limitation on Restrictive Covenants. . . . . . .  29
     4.13. Issuance or Disposition of Capital Securities; Investments; Capital Expenditures; Acquisitions. . 30
     4.14.  Short Term Indebtedness. . . . . . . . . . . . .  31
     C.. . . . . . . . . . . . . . . . . . . . . . . . . . .  31
     4.15.  Minimum Consolidated Net Worth . . . . . . . . .  31
     4.16.  Fixed Charge Coverage. . . . . . . . . . . . . .  31
     4.17.  Consolidated Current Ratio . . . . . . . . . . .  32
     4.18.  Consolidated Total Debt/Consolidated
          Capitalization Ratio . . . . . . . . . . . . . . .  32
     D.. . . . . . . . . . . . . . . . . . . . . . . . . . .  32
     4.19.  Subsidiary Indebtedness. . . . . . . . . . . . .  32

                            ARTICLE 5

              FINANCIAL STATEMENTS AND INFORMATION
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

     5.01.  Financial Statements and Information to Be
          Furnished. . . . . . . . . . . . . . . . . . . . .  33
          (a)  Monthly Operating Reports; Officer's
               Certificate . . . . . . . . . . . . . . . . .  33
          (b)  Quarterly Financial Statements; Officer's
               Certificate . . . . . . . . . . . . . . . . .  33
          (c)  Year-End Financial Statements; Accountants'
               and Officer's Certificates. . . . . . . . . .  34
          (d)  Reports and Filings . . . . . . . . . . . . .  35
     (e)  Requested Information. . . . . . . . . . . . . . .  35
          (f)  Notice of Defaults, Material Adverse Changes
               and Other Matters . . . . . . . . . . . . . .  35
     5.02.  Accuracy of Financial Statements and
          Information. . . . . . . . . . . . . . . . . . . .  36
          (a)  Historical Financial Statements . . . . . . .  36
          (b)  Future Financial Statements . . . . . . . . .  36
          (c)  Historical Information. . . . . . . . . . . .  37
          (d)  Future Information. . . . . . . . . . . . . .  37
     5.03.  Additional Covenants Relating to Disclosure. . .  38
          (a)  Accounting Methods and Financial Records. . .  38
          (b)  Fiscal Year . . . . . . . . . . . . . . . . .  38
          (c)  Visits and Inspections. . . . . . . . . . . .  38

                            ARTICLE 6

                             DEFAULT
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
     6.01.  Events of Default. . . . . . . . . . . . . . . .  39
     6.02.  Remedies upon Event of Default . . . . . . . . .  43

                            ARTICLE 7

              ADDITIONAL CREDIT FACILITY PROVISIONS
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
     7.01.  Mandatory Suspension and Conversion of Fixed
          Rate Loans . . . . . . . . . . . . . . . . . . . .  44
     7.02.  Regulatory Changes . . . . . . . . . . . . . . .  45
     7.03.  Change of Lending Office . . . . . . . . . . . .  46
     7.04.  Funding Losses . . . . . . . . . . . . . . . . .  47
     7.05.  Determinations . . . . . . . . . . . . . . . . .  47

                            ARTICLE 8

                    THE ADMINISTRATIVE AGENT
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
     8.01.  Appointment and Powers . . . . . . . . . . . . .  47
     8.02.  Limitation on Administrative Agent's Liability .  48
     8.03.  Defaults . . . . . . . . . . . . . . . . . . . .  48
     8.04.  Rights as a Managing Agent and as a Bank . . . .  49
     8.05.  Indemnification. . . . . . . . . . . . . . . . .  49
     8.06.  Non-Reliance on Administrative Agent, Managing
          Agents, Co-Agents, and Other Banks . . . . . . . .  50
     8.07.  Execution and Amendment of Loan Documents on

          Behalf of the Banks. . . . . . . . . . . . . . . .  50
     8.08.  Resignation of the Administrative Agent. . . . .  51

                            ARTICLE 9

                          MISCELLANEOUS
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
     9.01.  Notices and Deliveries . . . . . . . . . . . . .  51
          (i)  Manner of Delivery. . . . . . . . . . . . . .  51
          (ii)  Addresses. . . . . . . . . . . . . . . . . .  52
          (iii)  Effectiveness . . . . . . . . . . . . . . .  54
          (iv)  Reasonable Notice. . . . . . . . . . . . . .  55
     9.02.  Expenses; Indemnification. . . . . . . . . . . .  55
     9.03.  Amounts Payable Due upon Request for Payment . .  56
     9.04.  Remedies of the Essence. . . . . . . . . . . . .  56
     9.05.  Rights Cumulative. . . . . . . . . . . . . . . .  56
     9.06.  Disclosures. . . . . . . . . . . . . . . . . . .  57
     9.07.  Amendments; Waivers. . . . . . . . . . . . . . .  57
     9.08.  Set-Off; Suspension of Payment and Performance .  57
     9.09.  Sharing of Recoveries. . . . . . . . . . . . . .  58
     9.10.  Assignments and Participations . . . . . . . . .  59
          (a)  Assignments . . . . . . . . . . . . . . . . .  59
          (b)  Participations. . . . . . . . . . . . . . . .  59
          (c)  Rights of Assignees and Participants. . . . .  59
     9.11.  Governing Law. . . . . . . . . . . . . . . . . .  60
     9.12.  Judicial Proceedings; Waiver of Jury Trial . . .  60
     9.13.  LIMITATION OF LIABILITY. . . . . . . . . . . . .  61
     9.14.  Reference Banks. . . . . . . . . . . . . . . . .  61
     9.15.  Severability of Provisions . . . . . . . . . . .  61
     9.16.  Counterparts . . . . . . . . . . . . . . . . . .  61
     9.17.  Survival of Obligations. . . . . . . . . . . . .  61
     9.18.  Entire Agreement . . . . . . . . . . . . . . . .  62
     9.19.  Successors and Assigns . . . . . . . . . . . . .  62
     9.20.  Acceptance of Release of Rights by Guarantors. .  62

                           ARTICLE 10

                         INTERPRETATION
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
     10.01.  Definitional Provisions . . . . . . . . . . . .  62
          (a)  Defined Terms . . . . . . . . . . . . . . . .  62
          (b)  Other Definitional Provisions . . . . . . . .  84
     10.02.  Accounting Matters. . . . . . . . . . . . . . .  85
     10.03.  Representations and Warranties. . . . . . . . .  85
     10.04.  Captions. . . . . . . . . . . . . . . . . . . .  85

Annex A                  Banks, Lending Offices, Notice
                         Addresses and Commitments

Schedule 1.02            Notice of Borrowing

Schedule 1.04(c)(iv)     Notice of Conversion or Continuation

Schedule 1.06(a)         Notice of Prepayment

Schedule 2.01(a)(i)      Borrower's Certificate as to
                         Resolutions, etc.

    Annex A              Resolutions of Board of Directors

    Annex A-1            Resolutions of Shareholders

    Annex B              By-laws

Schedule 2.01(a)(ii)     Guarantor's Certificate as to
                         Resolutions, etc.

    Annex A              Resolutions of Board of Directors

    Annex A-1            Resolutions of Shareholders

    Annex B              By-laws

Schedule 2.01(f)         Certificate of Negotiating Officer

Schedule 3.02            Schedule of Material Subsidiaries

Schedule 3.03            Schedule of Required Consents and
                         Governmental Approvals

Schedule 3.09            Schedule of Withdrawal Liabilities

Schedule 4.04            Schedule of Existing Guaranties

Schedule 4.05            Schedule of Existing Liens

Schedule 4.08            Schedule of Discontinued Subsidiaries

Schedule 4.10            Schedule of Existing Benefit Plans

Schedule 4.12            Schedule of Existing Restrictive
                         Covenants

Schedule 4.19            Schedule of Existing Subsidiary
                         Indebtedness

Schedule 5.01(a)         Certificate as to Quarterly Financial
                         Statements

Schedule 5.01(b)         Certificate as to Annual Financial
                         Statements

Schedule 5.02(a)         Schedule of Historical Financial
                         Information

Schedule 9.10(a)         Notice of Assignment

Schedule 10.01           Form of Segment Operating Report

Schedule 10.01(a)        Form of Monthly Operating Report

Schedule 10.01(b)        Form of Monthly Projected Cash Flow
                         Report

Exhibit A-1              Base Rate Note

Exhibit A-2              Eurodollar Rate Note

Exhibit A-3              Swing Loan Note

Exhibit B                Form of Guaranty Agreement Amendment

Exhibit C                Form of Security Agreement Amendment

              AMENDED AND RESTATED CREDIT AGREEMENT

                  Dated as of December 14, 1993



          WHEREAS, SEQUA CORPORATION, a Delaware Corporation, as Borrower (the "Borrower"), The Bank of New York, as Administrative Agent, the Co-Agents listed therein and certain banks were parties to a Credit Agreement dated as of November 13, 1991, which Credit Agreement was amended by Amendment No. 1 and Consent dated as of June 9, 1992, and Amendment No. 2 dated as of July 29, 1992, and Amendment No. 3 dated as of September 30, 1992, and Amendment No. 4 dated as of March 25, 1993, and Amendment No. 5 dated as of April 15, 1993, and Amendment No. 6 dated as of May 14, 1993, and Amendment No. 7 and Consent dated as of June 24, 1993, and Amendment No. 8 dated as of August 31, 1993, and Amendment No. 9 dated as of September 30, 1993 and Amendment No. 10 and Waiver dated as of December 13, 1993 (as amended, the "Original Agreement"); and


          WHEREAS, the Borrower, The Bank of New York, as Administrative Agent (the "Administrative Agent"), The Bank of New York, The Bank of Nova Scotia, and Chemical Bank, as Managing Agents (the "Managing Agents"), Bank of America NT&SA, Chase Manhattan Bank, N.A., and The Nippon Credit Bank, Ltd., as Co-Agents (the "Co-Agents"), and the banks listed on the signature pages hereof (the "Banks"), wish to amend and restate the Original Agreement;


          NOW, THEREFORE, the Borrower, the Administrative Agent, the Managing Agents, the Co-Agents, and the Banks agree that the Original Agreement is amended and restated in its entirety as of the Effective Date as follows (as amended and restated hereby, the "Agreement") (with certain terms used herein being defined in
Article 10):


                            ARTICLE 1

                         CREDIT FACILITY


          Section 1.01. Commitment to Lend. Upon the terms and subject to the conditions of this Agreement, each Bank agrees to make, from time to time during the period from the Effective Date through the Maturity Date, one or more Loans to the Borrower in an aggregate unpaid principal amount, together with such Bank's pro rata share of (x) the undrawn face amount of all outstanding Letters of Credit, (y) all unreimbursed drawings under Letters of Credit (whether or not outstanding) and (z) all outstanding Swing Loans, not exceeding at any time such Bank's Commitment at such time. Subject to Section 1.06 and the other terms and conditions of this Agreement, the Loans may, at the option of the Borrower, be made as, and from time to time continued as or converted into, Base Rate or Eurodollar Rate Loans of any permitted Type, or any combination thereof. The aggregate amount of the Commitments on the Agreement Date is $150,000,000.

          Section 1.02. Manner of Borrowing. (a) The Borrower shall give the Administrative Agent notice (which shall be irrevocable) no later than 11:00 a.m. (New York time) on, in the case of Base Rate Loans, the second Business Day, and, in the case of Eurodollar Rate Loans, the third Eurodollar Business Day, before the requested date for the making of such Loans. Each such notice shall be in the form of Schedule 1.02 and shall specify (i) the requested date for the making of the requested Loans, which shall be, in the case of Base Rate Loans, a Business Day and, in the case of Eurodollar Rate Loans, a Eurodollar Business Day, (ii) the Type or Types of Loans requested and (iii) the amount of each such Type of Loan, which amount shall be, in the case of each such Type of Loan, in integral multiples of $1,000,000 not less than $5,000,000 or, if less, the aggregate amount of the unused Commitments. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and of the amount and Type of each Loan to be made by such Bank on the requested date specified therein.

          (b) Not later than 11:00 a.m. (New York time) on each requested date for the making of Loans, each Bank shall make available to the Administrative Agent, in Dollars in funds immediately available to the Administrative Agent at the Administrative Agent's Office, the Loans to be made by such Bank on such date. Any Bank's failure to make any Loan to be made by it on the requested date therefor shall not relieve any other Bank of its obligation to make any Loan to be made by such other Bank on such date, but such other Bank shall not be liable for such failure.

          (c) Unless the Administrative Agent shall have received notice from a Bank prior to 10:00 a.m. (New York time) on the requested date for the making of any Loans that such Bank will not make available to the Administrative Agent the Loans requested to be made by such Bank on such date, the Administrative Agent may assume that such Bank has made such Loans available to the Administrative Agent on such date in accordance with Section 1.02(b) and the Administrative Agent in its sole discretion may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount on behalf of such Bank. If and to the extent such Bank shall not have so made available to the Administrative Agent the Loans requested to be made by such Bank on such date and the Administrative Agent shall have so made available to the Borrower a corresponding amount on behalf of such Bank, such Bank shall, on demand, pay to the Administrative Agent such corresponding amount together with interest thereon, for each day from the date such amount shall have been so made available by the Administrative Agent to the Borrower until the date such amount shall have been repaid to the Administrative Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate. If such Bank does not pay such corresponding amount promptly upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately repay such corresponding amount to the Administrative Agent together with accrued interest thereon at the applicable rate or rates provided in Section 1.04(a).

          (d) All Loans made available to the Administrative Agent in accordance with Section 1.02(b) shall be disbursed by the Administrative Agent not later than 12:00 noon (New York time) on the requested date therefor in Dollars in funds immediately available to the Borrower by credit to an account of the Borrower at the Administrative Agent's Office or in such other manner as may have been specified in the applicable notice and as shall be acceptable to the Administrative Agent.

          Section 1.03.  Swing Loans. (a)  Swing Loan Commitment.

Upon the terms and subject to the conditions, including those specified in Article 2, of this Agreement, the Swing Loan Lender may, at it sole discretion and for its sole account, from time to time, make one or more Swing Loans to the Borrower at the Borrower's request, the aggregate unpaid principal amount of which at any time shall not exceed the lesser of (A) the aggregate amount of the Commitments at such time minus the aggregate principal amount of (x) all Loans outstanding at such time, (y) the undrawn face amount of all Letters of Credit outstanding at such time and (z) all unreimbursed drawings under Letters of Credit (whether or not outstanding) at such time, and
(B) $5,000,000. All Swing Loans shall be in a minimum amount of $500,000 and in integral multiples of $100,000 in excess thereof.

All Swing Loans shall be disbursed by the Swing Loan Lender in Dollars in funds immediately available to the Borrower at the Swing Loan Lender's Domestic Lending Office, or in such other manner as shall be acceptable to the Borrower and the Swing Loan Lender, on the day requested if such request is received not later than 3:00 p.m. (New York time) on such day, and if received thereafter, on the next Business Day.

          (b) Repayment. The Borrower shall repay each Swing Loan no later than the earlier of (x) 3:00 p.m. (New York time) on the first Business Day after the date on which such Swing Loan was made and (y) the Maturity Date. Such repayment may be effected by the Borrower from the proceeds of Loans or Swing Loans or from other moneys available to the Borrower.

          (c) Participation. Upon demand to all Banks by the Swing Loan Lender whether before or after a Default, each Bank (other than the Swing Loan Lender) shall irrevocably and unconditionally purchase from the Swing Loan Lender, without recourse or warranty (except that the outstanding Swing Loans in fact were made in accordance with Section 1.03(a), an undivided interest and participation in the Swing Loans then outstanding, by paying to the Swing Loan Lender, without reduction or deduction of any kind, including but not limited to reductions or deductions for set-off, recoupment or counterclaim, in Dollars immediately available to the Swing Loan Lender at the Swing Loan Lender's Domestic Lending Office, an amount equal to such Bank's Commitment Percentage of the principal amount of all Swing Loans then outstanding, and thereafter, except as otherwise provided in the second succeeding sentence, the Banks' respective interests in such Swing Loans, and the remaining interest of the Swing Loan Lender in such Swing Loans, shall in all respects be treated as Loans under this Agreement, but such Swing Loans shall continue to be evidenced by the Swing Loan Note, provided that the obligation of any Bank to purchase such a participation in a Swing Loan shall be subject to the provisions of Section 1.03(d).

If any Bank does not pay any amount which it is required to pay after giving effect to the provisions of Section 1.03(d) forthwith upon the Swing Loan Lender's demand therefor, the Swing Loan Lender shall be entitled to recover such amount on demand from such Bank, together with interest thereon, at the Federal Funds Rate for the first three Business Days, and thereafter at the Base Rate, for each day from the date of such demand, if made prior to 2:00 p.m. (New York time) on any Business Day, or, if made at any other time, from the next Business Day following the date of such demand, until the date such amount is paid to the Swing Loan Lender by such Bank. If such Bank does not pay such amount forthwith upon the Swing Loan Lender's demand therefor, and until such time as such Bank makes the required payment, the Swing Loan Lender shall be deemed to continue to have outstanding a Swing Loan in the amount of such unpaid participation obligation for all purposes of this Agreement other than those provisions requiring the other Banks to purchase a participation therein.

          (d) Obligations of Banks. No Bank shall be obligated to purchase a participation in any Swing Loan unless (i) the Swing Loan Lender believed in good faith that all conditions specified in Section 2.02 to making of such Swing Loan were satisfied at the time such Swing Loan was made or (ii) such Bank had actual knowledge, by receipt of information furnished to it pursuant to Section 5.01(f) hereof, or otherwise, that any such condition had not been satisfied and failed to notify the Swing

Loan Lender in a writing received by the Swing Loan Lender one Business Day prior to the time that it made such Swing Loan that the Swing Loan Lender was not authorized to make such Swing Loan or (iii) the satisfaction of such condition that was not satisfied had been waived in accordance with the provisions of this Agreement.

          Section 1.04. Interest. (a) Rates. Each Loan shall bear interest on the outstanding principal amount thereof until due at a rate per annum equal to, (i) so long as it is a Base Rate Loan, the Base Rate as in effect from time to time plus the Applicable Margin, or (ii) so long as it is a Eurodollar Rate Loan, the applicable Adjusted Eurodollar Rate plus the Applicable Margin. Each Swing Loan shall bear interest on the outstanding principal amount thereof until due at a rate per annum agreed upon from time to time by the Borrower and the Swing Loan Lender.

If all or any part of a Loan, a Swing Loan, or any other amount due and payable under this Agreement is not paid when due (whether at maturity, by reason of notice of prepayment or acceleration, or otherwise), such unpaid amount shall, to the maximum extent permitted by Applicable Law, bear interest for each day during the period from the date such amount became so due until it shall be paid in full (whether before or after judgment) at a rate per annum equal to the applicable Post-Default Rate.

          (b) Payment. Interest shall be payable, (i) in the case of Base Rate Loans, on each Interest Payment Date, (ii) in the case of Eurodollar Rate Loans, on the last day of each applicable Interest Period (and, if an Interest Period is longer than three months, at intervals of three months after the first day of such Interest Period), (iii) in the case of any Loan or Swing Loan, when such Loan or Swing Loan shall be due (whether at maturity, by reason of notice of prepayment or acceleration, or otherwise), or converted, but only to the extent then accrued on the amount then so due or converted, and (iv) in the case of all other amounts due and payable under this Agreement, on demand. Interest at the Post-Default Rate shall be payable on demand.

          (c) Conversion and Continuation. (i) All or any part of the principal amount of Loans of any Type may, on any Business Day, be converted into any other Type or Types of Loans, except that (A) Eurodollar Rate Loans may be converted only on the last day of an applicable Interest Period and (B) Base Rate Loans may be converted into Eurodollar Rate Loans only on a Eurodollar Business Day.

               (ii) Base Rate Loans shall continue as Base Rate Loans unless and until such Loans are converted into Loans of another Type. Eurodollar Rate Loans of any Type shall continue as Loans of such Type until the end of the then current Interest Period therefor, at which time they shall be automatically converted into Base Rate Loans unless the Borrower shall have given the Administrative Agent notice in accordance with Section 1.04(c)(iv) requesting either that such Loans continue as Loans of such Type for another Interest Period or that such Loans be converted into Loans of another Type at the end of such Interest Period.

               (iii) Notwithstanding anything to the contrary contained in Section 1.04(c)(i) or (ii), during a Default, the Administrative Agent may notify the Borrower that as of the date specified in such notice Loans shall automatically be converted into or continued as Base Rate Loans (whether or not such conversion would require a conversion of Eurodollar Rate Loans prior to the last day of an applicable Interest Period or would result in losses, costs, or expenses compensable under
Section 7.04) and, thereafter, until no Default shall continue to exist, Loans may not be converted into or continued as Loans of any Type other than Base Rate Loans.

               (iv) The Borrower shall give the Administrative Agent notice (which shall be irrevocable) of each conversion of Loans or continuation of Eurodollar Rate Loans no later than 11:00 a.m. (New York time) on, in the case of a conversion into Base Rate Loans, the second Business Day, and, in the case of a conversion into or continuation of Eurodollar Rate Loans, the third Eurodollar Business Day, before the requested date of such conversion or continuation. Each notice of conversion or continuation shall be in the form of Schedule 1.04(c)(iv) and shall specify (A) the requested date of such conversion or continuation, (B) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of the Loans to be converted or continued and (C) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of (x) the contents thereof, (y) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of each Loan to be converted or continued by such Bank and (z) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued.

          (d) Maximum Interest Rate. Nothing contained in the Loan Documents shall require the Borrower at any time to pay interest at a rate exceeding the Maximum Permissible Rate. If interest payable by the Borrower on any date would exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall automatically be reduced to such maximum permitted amount, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Maximum Permissible Rate, shall be increased by the unpaid amount of such reduction. Any interest actually received for any period in excess of such maximum amount permitted for such period shall be deemed to have been applied as a prepayment of the Loans or Swing Loans, as the case may be.

          Section 1.05.  Repayment.  The Loans and Swing Loans
outstanding on the Maturity Date shall mature and become due and payable on the Maturity Date.

          Section 1.06. Prepayments. The Borrower may, at any time and from time to time, prepay the Swing Loans in whole or in part, without premium or penalty except that any partial payment shall be in an aggregate principal amount not less than $500,000 and shall be an integral multiple of $100,000. The Borrower may, at any time and from time to time, prepay the Loans in whole or in part, without premium or penalty (but subject to compensation pursuant to Section 7.04), except that any partial prepayment shall be in an aggregate principal amount not less than $5,000,000 and shall be an integral multiple of $1,000,000. The Borrower shall give the Administrative Agent notice of each prepayment pursuant to this Section 1.06 no later than 10:00 a.m. (New York time) on, in the case of a prepayment of a Swing Loan, the Business Day of such prepayment, in the case of a prepayment of a Base Rate Loan, one Business Day prior to the date of such prepayment, and, in the case of a prepayment of a Eurodollar Rate Loan, the third Eurodollar Business Day before the date of such prepayment. Each such notice of prepayment shall be in the form of Schedule 1.06 and shall specify (i) the date such prepayment is to be made and (ii) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of the Loans to be prepaid. Upon receipt of any such notice, other than any such notice which relates solely to the prepayment of Swing Loans, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of each Loan of such Bank to be prepaid. Amounts to be prepaid pursuant to this Section 1.06 shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in Section 1.04.

          Section 1.07.  Limitation on Types of Loans.
Notwithstanding anything to the contrary contained in this Agreement, the Borrower shall borrow, prepay, convert and continue Loans in a manner such that (a) the aggregate principal amount of Eurodollar Rate Loans of the same Type and having the same Interest Period shall at all times be not less than $5,000,000, (b) there shall not be, at any one time, more than seven Interest Periods in effect with respect to Eurodollar Rate Loans of all Types and (c) no payment of Eurodollar Rate Loans will have to be made prior to the last day of an applicable Interest Period in order to repay the Loans in the amounts and (subject to Section 1.11(e)) on the date specified in Section 1.05.

          Section 1.08. Letters of Credit. (a) Subject to the terms and conditions hereof, the Issuing Bank agrees to issue as fronting bank one or more Letters of Credit for the account of the Borrower. The following provisions shall apply to Letters of Credit.

               (i) Each Letter of Credit (A) shall have a minimum face amount at least equal to $100,000, (B) shall have an undrawn face amount, in the aggregate with the undrawn face amount of all outstanding Letters of Credit and all unreimbursed drawings under all Letters of Credit (whether or not outstanding), not in excess of $75,000,000 and, in the aggregate with the undrawn face amount of all outstanding Letters of Credit and all unreimbursed drawings under all Letters of Credit (whether or not outstanding) and all Loans and Swing Loans, not in excess of the aggregate total of the Commitments, (C) shall each have a term not in excess of one year, (D) may, at the sole option of the Issuing Bank, be renewable, (E) shall not extend beyond the Maturity Date and (F) shall be for the account of the Borrower, provided, however, that the Borrower, without in any way limiting the Borrower's obligation as account party hereunder and under such Letters of Credit, may instruct the Issuing Bank to name a Subsidiary or division of the Borrower as the account party as it appears on the face of the Letter of Credit.

               (ii) The Borrower shall give the Administrative Agent at least five Business Days' prior notice specifying the date each Letter of Credit is to be issued and attaching a completed form of such Letter of Credit. Upon receipt of such notice the Administrative Agent shall notify the Issuing Bank and each Bank of the contents thereof.

               (iii) Upon the date of issuance of a Letter of Credit by the Issuing Bank, the Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Bank, and each Bank shall be deemed, without further action by any party hereto, to have purchased from the Issuing Bank an undivided and continuing participation, to the extent of such Bank's Commitment Percentage, in such Letter of Credit.

               (iv) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment under such Letter of Credit, the Issuing Bank shall promptly notify the Borrower as to the amount to be paid as a result of such demand and the respective payment date.

               (v) Each Bank shall promptly, upon the demand by the Issuing Bank, remit to the Issuing Bank, through the Administrative Agent, its pro rata share of the payment made by the Issuing Bank under such Letter of Credit together with interest thereon for each day from the day of demand by the Issuing Bank through the day of payment at a rate equal to the Federal Funds Rate for the first three Business Days and thereafter at the Base Rate.

               (vi) The Borrower shall, not later than 1:00 p.m. (New York time) on the date of payment of each drawing, reimburse the Issuing Bank, through the Administrative Agent, for any amounts paid by the Issuing Bank under any Letter of Credit. The Issuing Bank shall promptly remit to each Bank, through the Administrative Agent, such Bank's pro rata share of any payment received by the Issuing Bank from the Borrower to the extent that such Bank has reimbursed the Issuing Bank in accordance with clause (v) of this Section 1.08(a).

               (vii) The Borrower may, in accordance with Section 1.02, request one or more Loans in order to pay the amounts required to be paid by the Borrower pursuant to clause (vi) above. To the extent the Borrower has not otherwise paid such amount on such day, the Borrower shall be deemed to have given a timely notice of borrowing of Loans to be made
     (A) on the day the Banks are to reimburse the Issuing Bank pursuant to clause (v) above, (B) as Base Rate Loans and (C) in an aggregate amount equal to the amount required to be paid by the Borrower in accordance with clause (vi) above which has not been repaid. On the day such Loans are to be made in order to pay such amount, each Bank shall, subject to and in accordance with the terms and conditions of this Agreement (including satisfaction of the conditions set forth in Section 2.02 hereof), make available to the Administrative Agent such Loan in accordance with Section 1.02(b); provided, however, that, with respect to such Loan, such Bank shall only be required to make available to the Administrative Agent under Section 1.02(b) hereof an amount equal to the difference, if any, between the amount of such Loan and the amount remitted through the Administrative Agent to the Issuing Bank by such Bank pursuant to clause
     (v) above.

               (viii) The Borrower will pay to the Administrative Agent for the account of each Bank a letter of credit fee
     (A) so long as the Letter of Credit is a standby Letter of Credit, on such Bank's Commitment Percentage of the daily average undrawn face amount of each standby Letter of Credit for the period from and including the date of issuance thereof to but excluding the date of expiration or termination thereof at a rate per annum equal to the then Applicable Margin for Eurodollar Rate Loans, such fee to be paid quarterly in arrears on each Interest Payment Date and on the Maturity Date, and (B) so long as the Letter of Credit is a documentary Letter of Credit, in an amount equal to 0.25% of such Bank's Commitment Percentage of the actual drawing against each documentary Letter of Credit at the time of drawing, such fee being due and payable at the time of drawing.

               (ix) The Borrower agrees to pay to the Issuing Bank for its own account a fronting fee for the period from the Effective Date to the Maturity Date on the average daily undrawn face amount of all Letters of Credit outstanding on each day at a rate per annum equal to 0.125% payable in arrears on successive Interest Payment Dates and on the Maturity Date, as well as such other charges as may be agreed upon from time to time by the Issuing Bank and the Borrower with respect to the issuance of and payments under the Letters of Credit.

               (x) The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Sections 2.01 and 2.02 hereof, be subject to the conditions precedent that such Letter of Credit shall be completed in such form as shall be satisfactory to the Issuing Bank, and that the Borrower shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as the Issuing Bank shall have reasonably requested.

          (b)  The Borrower agrees to reimburse the
Administrative Agent, the Banks and the Issuing Bank for any out-of-pocket costs and expenses incurred by such parties in connection with the preparation of any Letter of Credit pursuant to a notice from the Borrower which notice was revoked.

          (c) Without affecting any rights the Banks may have under Applicable Law (including under the UCP), the Borrower agrees that none of the Banks, the Administrative Agent, the Issuing Bank, nor any of their respective officers or directors shall be liable or responsible for, and the obligations of the Borrower to the Banks, the Issuing Bank, and the Administrative Agent hereunder shall not in any manner be affected by: (i) the use which may be made of any Letter of Credit or the proceeds thereof by the beneficiary thereof or any other Person; (ii) the validity, sufficiency or genuineness of documents other than the Letters of Credit, or of any endorsement(s) thereon, even if such documents should, in fact, prove to be in any or all respects, invalid, insufficient, fraudulent or forged; or (iii) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the Borrower shall have a claim against the Issuing Bank and the Issuing Bank shall be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Borrower which are caused by the Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit complied with the terms of such Letter of Credit or the Issuer's willful failure to pay under such Letter of Credit after the presentation to it of documents strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order without responsibility for further investigation, regardless of any notice or information to the contrary.

          Section 1.09.  Fees; Reduction of Commitments.
(a) The Borrower shall pay to the Administrative Agent for the account of each Bank a closing fee equal to, in the case of each Bank with an Initial Commitment equal to or in excess of $35,000,000, 2.125% of such Bank's allocated Commitment as specified in Annex A hereto, in the case of each Bank with an Initial Commitment of less than $35,000,000, but equal to or in excess of $20,000,000, 1.750% of such Bank's allocated Commitment as specified in Annex A hereto, and, in the case of each Bank with an Initial Commitment of less than $20,000,000, 1.375% of such Bank's allocated Commitment as specified in Annex A hereto.

          (b) The Borrower shall pay to the Administrative Agent for the account of each Bank a facility fee on the daily amount of such Bank's Commitment for each day from the Effective Date through the Maturity Date at a rate per annum of 0.50%, payable in arrears on successive Interest Payment Dates, on the Maturity Date and on the date of any reduction of such Commitment (to the extent accrued and unpaid on the amount of the reduction); provided that, for each day during which the Borrower's long-term senior debt shall be rated both (i) Baa3 or better by Moody's Investors Service and (ii) BBB or better by Standard & Poor's Corporation, the applicable rate per annum shall instead be 0.375%.

          (c) On the effective date of an extension of the Maturity Date pursuant to Section 1.15 of this Agreement, the Borrower shall pay to the Administrative Agent for the account of each Bank, an Extension Fee equal to 0.25% of the amount of such Bank's Commitment on the effective date of the extension of the Maturity Date.

          (d) The Borrower may reduce the Commitments by giving the Administrative Agent notice (which shall be irrevocable) thereof no later than 11:00 a.m. (New York time) on the third Business Day before the requested date of such reduction, except that each partial reduction shall be in an aggregate amount not less than $5,000,000 and shall be in an integral multiple of $1,000,000. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount to which such Bank's Commitment is to be reduced. Notwithstanding the foregoing, the Borrower may not reduce the Commitments to an aggregate amount less than the aggregate amount of (x) all outstanding Loans and Swing Loans, (y) the undrawn face amount of all outstanding Letters of Credit an (z) all unreimbursed drawings under Letters of Credit (whether or not outstanding).

          Section 1.10. Computation of Interest and Fees. Interest and the facility fee shall be computed on the basis of a year of 360 days (except for interest at the Base Rate employing the Prime Rate, which shall be computed on the basis of a year of 365/6 days) and paid for the actual number of days elapsed. Interest for any period shall be calculated from and including the first day thereof to but excluding the last day thereof.

          Section 1.11. Payments by the Borrower. (a) Time, Place and Manner. All payments due to the Administrative Agent under this Agreement or the other Loan Documents shall be made to the Administrative Agent, or to such other Person as the Administrative Agent may designate, at the Administrative Agent's Office or at such other address as the Administrative Agent may designate by notice to the Borrower. All payments due to any Bank under this Agreement or the other Loan Documents shall, in the case of payments on account of principal of or interest on the Loans or fees, be made to the Administrative Agent at the Administrative Agent's Office and, in the case of all other payments, be made directly to such Bank at its Domestic Lending Office or at such other address as such Bank may designate by notice to the Borrower. All payments due to any Bank under this Agreement or the other Loan Documents, whether made to the Administrative Agent or directly to such Bank, shall be made for the account of, in the case of payments in respect of Eurodollar Rate Loans, such Bank's Eurodollar Rate Lending Office and, in the case of all other payments, such Bank's Domestic Lending Office. A payment shall not be deemed to have been made on any day unless such payment has been received by the required Person, at the required place of payment, in Dollars in funds immediately available to such Person, no later than 12:00 noon (New York time) on such day.

          (b)  No Reductions.  All payments due to the
Administrative Agent or any Bank under this Agreement or the other Loan Documents, and all other terms, conditions, covenants and agreements to be observed and performed by the Borrower hereunder or under the other Loan Documents, shall be made, observed or performed by the Borrower without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax, except for any withholding or deduction for Taxes required to be withheld or deducted under Applicable Law.

          (c) Taxes. If any Tax (other than income taxes payable by the Administrative Agent or any Bank in its respective home jurisdiction) is required to be withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment due to the Administrative Agent or any Bank under this

Agreement or the other Loan Documents, the Borrower (i) shall, if required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with Applicable Law and (ii) shall pay to the Administrative Agent or such Bank, as applicable, (A) such additional amounts as may be necessary so that the net amount received by the Administrative Agent or such Bank with respect to such payment, after withholding or deducting all Taxes required to be withheld or deducted, is equal to the full amount payable under this Agreement or the other Loan Documents and (B) an amount equal to all Taxes payable by the Administrative Agent or such Bank as a result of payments made by the Borrower (whether to a taxing authority or to the Administrative Agent or such
Bank) pursuant to this Section 1.11(c). If any Tax is withheld or deducted from any payment due to the Administrative Agent or any Bank under this Agreement or the other Loan Documents, the Borrower shall, within 30 days after the date of such payment, furnish to the Administrative Agent or such Bank, as applicable, the original or a certified copy of a receipt for such Tax from the applicable taxing authority. If any payment due to the Administrative Agent or any Bank under this Agreement or the other Loan Documents is or is expected to be made without withholding or deducting therefrom, or otherwise paying in connection therewith, any Tax payable to any taxing authority, the Borrower shall, within 30 days after any request from the Administrative Agent or such Bank, as applicable, furnish to the Administrative Agent or such Bank a certificate from such taxing authority, or an opinion of counsel acceptable to the Administrative Agent or such Bank, in either case stating that no Tax payable to such taxing authority was or is, as the case may be, required to be withheld or deducted from, or otherwise paid by the Borrower in connection with, such payment.

          (d) Authorization to Charge Accounts. The Borrower hereby authorizes the Administrative Agent, the Managing Agents, the Co-Agents, the Issuing Bank and each Bank, if and to the extent payable by the Borrower under this Agreement or any other Loan Document (whether payable to such Person or to any other Person that is the Administrative Agent or a Bank) is not otherwise paid when due, to charge such amount against any or all of the accounts of the Borrower or any Material Subsidiary (other than Atlantic Research Corporation, Sequa Receivables Corporation, SCC, Sequa Limited and Warwick International Group
plc) with such Person or any of its Affiliates (whether maintained at a branch or office located within or without the United States), with the Borrower remaining liable for any deficiency.

          (e) Extension of Payment Dates. Whenever any payment to the Administrative Agent or any Bank under this Agreement or the other Loan Documents would otherwise be due (except by reason of acceleration) on a day that is not a Business Day, or, in the case of payments of the principal of Eurodollar Rate Loans, a

Eurodollar Business Day, such payment shall instead be due on the next succeeding Business or Eurodollar Business Day, as the case may be, unless, in the case of a payment of the principal of Eurodollar Rate Loans, such extension would cause payment to be due in the next succeeding calendar month, in which case such due date shall be advanced to the next preceding Eurodollar Business Day. If the date any payment under this Agreement or the other Loan Documents is due is extended (whether by operation of this Agreement or the other Loan Documents, Applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder or under the other Loan Documents.

          Section 1.12. Distribution of Payments by the Administrative Agent. (a) The Administrative Agent shall promptly distribute to each Bank its ratable share of each payment received by the Administrative Agent under the Loan Documents for the account of the Banks by credit to an account of such Bank at the Administrative Agent's Office or, upon written request of such Bank, by wire transfer to an account of such Bank at an office of any other commercial bank located in the United States.

          (b) Unless the Administrative Agent shall have received notice from the applicable Loan Party prior to the date on which any payment is due to the Banks under the Loan Documents that such Loan Party will not make such payment in full, the Administrative Agent may assume that such Loan Party has made such payment in full to the Administrative Agent on such date and the Administrative Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Bank on such due date a corresponding amount with respect to the amount then due such Bank. If and to the extent such Loan Party shall not have so made such payment in full to the Administrative Agent and the Administrative Agent shall have so distributed to any Bank a corresponding amount, such Bank shall, on demand, repay to the Administrative Agent the amount so distributed together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate.

          Section 1.13. Evidence of Indebtedness. Each Bank's Loans and the Borrower's obligation to repay such Loans with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of such Bank and, in the case of Base Rate Loans, a single Base Rate Note payable to the order of such Bank and, in the case of Eurodollar Rate Loans, a single Eurodollar Note payable to the order of such Bank. The Swing Loans and the Borrower's obligation to repay the Swing Loans with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of the Swing Loan Lender, and a single Swing Loan Note payable to the order of the Swing Loan Lender. The records of each Bank and the Swing Loan Lender shall be prima facie evidence of such Bank's Loans and the Swing Loans, as the case may be, and accrued interest thereon and of all payments made in respect thereof.

          Section 1.14. Pro Rata Treatment. Except to the extent otherwise provided herein, (a) Loans shall be made by the Banks pro rata in accordance with their respective Commitments,
(b) Loans of the Banks shall be converted and continued pro rata in accordance with their respective amounts of Loans of the Type and, in the case of Eurodollar Rate Loans, having the Interest Period being so converted or continued, (c) each reduction in the Commitments shall be made pro rata in accordance with the respective amounts thereof and (d) each payment of the principal of or interest on the Loans or of fees or any other amounts due hereunder shall be made for the account of the Banks pro rata in accordance with their respective amounts of such principal, interest, fees or other amounts then due and payable.

          Section 1.15. Extension of Maturity Date. If no Default or Event of Default has occurred or is continuing, no earlier than thirty (30) days prior to, and no later than thirty
(30) days after, March 31, 1995, the Borrower may, by written notice to the Administrative Agent (an "Extension Notice"), request the Banks to extend the Maturity Date for a period of one year commencing on the Maturity Date then in effect. Each Bank shall notify the Administrative Agent of its decision on such request for extension within thirty (30) days of its receipt of such request from the Administrative Agent, which notice shall be irrevocable; provided, that, if any Bank shall fail to notify the Administrative Agent, such Bank shall be deemed to have given notice of a determination not to extend. Upon receipt of such notice or deemed notice from each Bank, the Administrative Agent shall notify each Bank of the contents thereof and the new Maturity Date, if any; provided, however, that such extension shall be effective if, and only if, Banks having 100% of the Commitments have consented to so extend their respective Commitments.


                            ARTICLE 2

                   CONDITIONS TO EFFECTIVENESS


          Section 2.01. Conditions to Effective Date. This Agreement shall become effective on the date (the "Effective Date") on which the Administrative Agent has received each of the following, in form and substance and, in the case of the materials referred to in clauses (a), (b), (c), (e), (f), (g),
(h) and (l) certified in a manner satisfactory to the Administrative Agent and Winthrop, Stimson, Putnam & Roberts, special counsel to the Administrative Agent:

          (a)  a certificate of the Secretary or an Assistant
Secretary of each Loan Party, dated the Effective Date, substantially in the form of Schedule 2.01(a)(i) or (ii), as the case may be, to which shall be attached copies of the resolutions and by-laws referred to in such certificate;

          (b) a copy of the certificate of incorporation of each Loan Party, (x) certified, as of a recent date, by the Secretary of State or other appropriate official of such Loan Party's jurisdiction of incorporation or (y) if such Loan Party has previously delivered such a certified copy of its certificate of incorporation to the Administrative Agent, certified, as of the Effective Date, by the Secretary or other appropriate officer of such Loan Party, which certificate shall certify that the certificate of incorporation for such Loan Party has not been amended or modified since the date of the previously delivered Secretary of State's certificate;

          (c) a good standing certificate with respect to each Loan Party and each of their respective U.S. domestic Material Subsidiaries, issued as of a recent date by the Secretary of State or other appropriate official of such Person's jurisdiction of incorporation, together with a telegram from such Secretary of State or other official, updating the information in such certificate;

          (d) an opinion of counsel for each Loan Party, dated the Effective Date, in form satisfactory to the Managing Agents;

          (e) a certified copy of each other document under which any Loan Party and any of its Subsidiaries shall have incurred Indebtedness for Money Borrowed, or Guaranties in respect thereof, each in an aggregate principal amount of $10,000,000 or more, each as amended;

          (f) a certificate in the form of Schedule 2.01(f) from the appropriate officer of each Loan Party;

          (g) a copy of each Governmental Approval and other consent or approval listed on Schedule 3.03;

          (h) a certificate of the president, chief financial officer or treasurer of the Borrower, certifying that, immediately prior to giving effect to this Agreement, no Default exists under the Original Agreement;

          (i)  a Base Rate Note and Eurodollar Note for each
Bank, each duly executed, and a Swing Loan Note for the Swing
Loan Lender, duly executed;

          (j) evidence that the Borrower has made such arrangements satisfactory to the Administrative Agent such that immediately upon the effectiveness of this Agreement, the Loans outstanding under the Original Agreement shall have been prepaid in full;

          (k) a duly executed copy of this Agreement, the Security Agreement Amendment, and the Guaranty Agreement
Amendment;

          (l) copies of Existing Guaranties, each in an aggregate guaranteed amount of $10,000,000 or more;

          (m) payment of closing fees pursuant to Section 1.09(a) and payment of such fees and expenses of Winthrop, Stimson, Putnam & Roberts, special counsel to the Administrative Agent, as shall have been billed as of the Effective Date; and

          (n) evidence that the Borrower shall have received the proceeds from the issuance of notes under an Indenture between the Borrower and I.B.J. Schroder Bank & Trust Co., as Trustee dated on or about December 15, 1993, in an aggregate amount of not less than $100,000,000.00;

          (o) evidence that the Receivables Purchase Agreement will have been extended to a maturity date not earlier than March
31, 1997 by an amendment  dated December 15, 1993; and

          (p) such instruments and other documents as the Administrative Agent or its special counsel may request.

          Section 2.02. Conditions to Each Extension of Credit. The obligation of each Bank to make each Loan requested to be made by it, including its initial Loan, the obligation of the Issuing Bank to issue each Letter of Credit requested to be issued by it and the obligation of the Swing Loan Lender to consider making each Swing Loan requested to be made by it (which Swing Loan shall be made, nevertheless, at the sole and absolute discretion of the Swing Loan Lender notwithstanding compliance or non-compliance with any such condition), is subject to the determination of such Bank, the Issuing Bank or the Swing Loan Lender, as the case may be, in its sole and absolute discretion, that each of the following conditions has been fulfilled:

          (a) the Administrative Agent shall have received a notice of borrowing complying with the requirements of
Section 1.02, in the case of a Loan, or Section 1.08, in the case of a Letter of Credit, or, in the case of a Swing Loan, the Swing Loan Lender shall have received a notice of borrowing complying with the requirements of Section 1.03;

          (b) each Loan Document Representation and Warranty shall be true and correct at and as of the time such Loan or Swing Loan is to be made or Letter of Credit issued, both with and without giving effect to such Loan or Swing Loan or Letter of Credit and all other Loans or Swing Loans to be made or Letters of Credit to be issued at such time and to the application of the proceeds thereof;

          (c) no Default shall have occurred and be continuing at the time such Loan or Swing Loan is to be made or Letter of Credit is to be issued or would result from the making of such Loan or Swing Loan or the issuance of such Letter of Credit and all other Loans or Swing Loans to be made or Letters of Credit to be issued at such time or from the application of the proceeds thereof;

          (d) such Bank shall have received such materials as it may have requested pursuant to Section 5.01(e);

          (e) such Loan or Swing Loan or Letter of Credit will not contravene any Applicable Law applicable to such Bank.

          Each notice of borrowing and request for issuance shall constitute a Representation and Warranty by the Borrower made as of the time of the making of the requested Loans or Swing Loans or the issuance of the requested Letters of Credit that the conditions specified in clauses (b) and (c) have been fulfilled as of such time, except, in the case of clause (c), for Defaults of which the Borrower shall have notified the Banks prior to 5:00 p.m. (New York time) on the Business Day before the requested date for the making of such Loans or Swing Loans or issuance of such Letters of Credit.


                            ARTICLE 3

             CERTAIN REPRESENTATIONS AND WARRANTIES


          In order to induce the Administrative Agent, each Managing Agent, each Co-Agent and each Bank to enter into this Agreement and each Bank to make each Loan requested to be made by it, and the Swing Loan Lender to make each Swing Loan requested to be made by it, and the Issuing Bank to issue each Letter of Credit requested to be issued by it, the Borrower represents and warrants as follows:

          Section 3.01.  Organization; Power; Qualification.
The Borrower and each Subsidiary are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation, have the corporate power and authority to own their respective properties and to carry on their respective businesses as now being and hereafter proposed to be conducted and are duly qualified and in good standing as foreign corporations, and are authorized to do business, in all jurisdictions in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and will not have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole.

          Section 3.02. Subsidiaries. Schedule 3.02 sets forth, as of the Agreement Date, all of the Material Subsidiaries, their jurisdictions of incorporation and the percentages of the various classes of their Capital Securities owned by the Borrower or another Subsidiary and indicates which Material Subsidiaries are Consolidated Subsidiaries. The Borrower or another Wholly Owned Subsidiary, as the case may be, has the unrestricted right to vote (subject to limitations imposed by Applicable Law or, in the case of SCC, by the GATX Documents or, in the case of Sequa Receivables Corp., by the Receivables Purchase Agreement), and to receive dividends and distributions on, all Capital Securities indicated on Schedule 3.02 as owned by the Borrower or such Subsidiary (other than the right to receive dividends and distributions on Capital Securities issued by SCC, Sequa Receivables Corp. or Atlantic Research Corporation). All such Capital Securities have been duly authorized and issued and are fully paid and nonassessable.

          Section 3.03. Authorization; Enforceability; Required Consents; Absence of Conflicts. Each of the Borrower and each Guarantor has the power, and has taken all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms the Loan Documents to which it is a party and, in the case of the Borrower, to borrow or otherwise incur obligations hereunder in the unused amount of the Commitments. Each of this Agreement, the Guaranty Agreement and the Security Agreement has been duly executed and delivered by the Borrower and is, and each Note when executed and delivered to the Administrative Agent will be, a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with their respective terms by the Borrower and the Guarantors of the Loan Documents to which they are parties, and each borrowing or other incurrence of obligations hereunder, whether or not in the amount of the unused Commitments, do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval or any other consent or approval, including any consent or approval of any Subsidiary or any consent or approval of the stockholders of the Borrower or any Subsidiary, other than Governmental Approvals and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect and, in the case of any such consents or approvals required under any Applicable Law or Contract as in effect on the Agreement Date, are listed on Schedule 3.03, or (b) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of the Borrower or any Subsidiary under, (i) any Contract to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any of their respective properties may be bound (other than, in the case of any violation, conflict, breach or default, any such violation, conflict, breach or default which, individually or in the aggregate with all other such violations, conflicts, breaches and defaults, would not have a Materially Adverse Effect on (x) the Borrower and its Consolidated Subsidiaries taken as a whole or (y) any Loan Document) or (ii) any Applicable Law.

          Section 3.04.  Litigation.  Except as disclosed in the
1993 Form S-1 Registration Statement or in the financial statements listed on Schedule 5.02(a):

          (a) There are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings, pending or (to the knowledge of the Borrower and its Subsidiaries) threatened (nor, to the knowledge of the Borrower and its Subsidiaries, is there any basis therefor) against or in any other way relating to or affecting (i) the Borrower or any Subsidiary or any of their respective businesses or properties or
(ii) any Loan Document, except actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, have a Materially Adverse Effect on (x) the Borrower and the Consolidated Subsidiaries taken as a whole or (y) any Loan Document.

          (b)  Neither the Borrower nor any of its Subsidiaries
(i) is in default with respect to any order of any court, arbitrator or governmental body or is subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters or (ii) has violated or is in violation of any statute, rule or regulation of any governmental authority, the consequence of which in the case of (i) or (ii) of this Section 3.04(b) would (individually or in the aggregate) have a Materially Adverse Effect on the Loan Documents or the Borrower and the Consolidated Subsidiaries taken as a whole.

          Section 3.05. Burdensome Provisions. Neither the Borrower nor any Subsidiary is a party to or bound by any Contract or Applicable Law, compliance with which might have a Materially Adverse Effect on (a) the Borrower and the Consolidated Subsidiaries taken as a whole or (b) any Loan

Document.

          Section 3.06. No Adverse Change or Event. Since December 31, 1992, except as disclosed in the 1993 Form S-1 Registration Statement, no change in the business, assets, Liabilities, financial condition, results of operations or business prospects of the Borrower or any Subsidiary has occurred, and no event has occurred or failed to occur, that has had or could reasonably be expected to have, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on (a) the Borrower and the Consolidated Subsidiaries taken as a whole or (b) any Loan Document. Such an adverse change may have occurred, and such an event may have occurred or failed to occur, at any particular time notwithstanding the fact that at such time no Default shall have occurred and be continuing. If a fact or circumstance disclosed in the 1993 Form S-1 Registration Statement should in the future have a Materially Adverse Effect (including, but not limited to, as a result of any adverse finding or decision resulting from, or any material claim arising out of, any facts or circumstances so disclosed) on (x) the Borrower and the Consolidated Subsidiaries taken as a whole or (y) any Loan Document, such Materially Adverse Effect shall be a change or event subject to this Section 3.06 notwithstanding such disclosure.

          Section 3.07. Additional Adverse Facts. Except for facts and circumstances disclosed in the 1993 Form S-1 Registration Statement, or in the notes to the financial statements referred to in Schedule 5.02(a), no fact or circumstance is known to the Borrower, as of the Agreement Date, that, either alone or in conjunction with all other such facts and circumstances, has had or could reasonably be expected to have (so far as the Borrower and its Subsidiaries can foresee) a Materially Adverse Effect on (a) the Borrower and the Consolidated Subsidiaries taken as a whole or (b) any Loan Document. If a fact or circumstance disclosed on such Schedules or in such notes should in the future have a Materially Adverse Effect on (x) the Borrower and the Consolidated Subsidiaries taken as a whole or (y) any Loan Document, such Materially Adverse Effect shall be a change or event subject to Section 3.06 notwithstanding such disclosure.

          Section 3.08. Payment of Taxes. Except to the extent permitted by Section 4.01(e), (a) all Federal and other tax returns required to be filed with respect to Taxes upon the Borrower and each Subsidiary and upon their respective properties, assets, income and franchises have been filed, and
(b) all Taxes owing by the Borrower and each Subsidiary which are due and payable have been paid.

          Section 3.09.  ERISA Compliance.

          A. The Borrower and its Subsidiaries and each of their respective ERISA Affiliates are in compliance in all material respects with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Benefit Plans.

          B. No Termination Event has occurred or is expected to occur with respect to any Benefit Plan (other than a Multiemployer Benefit Plan), as the case may be, which has resulted or would result in any liability to the PBGC or to any other Person under Section 4062, 4063 or 4064 of ERISA.

          C. Except as listed on Schedule 3.09, neither the Borrower nor any of its ERISA Affiliates has incurred or reasonably expects to incur any withdrawal liability under Part 1 of subtitle E of Title IV of ERISA with respect to any Multiemployer Benefit Plan.

          D. Neither the Borrower nor any of its ERISA Affiliates has or reasonably expects to become subject to a Lien on any of their respective properties or assets in favor of any Benefit Plan (other than a Multiemployer Benefit Plan) under
Section 302(f) of ERISA or Section 412(n) of the Code, or to be required to furnish security to any Benefit Plan (other than a Multiemployer Benefit Plan) under Section 307 of ERISA or Section 401(a)(29) of the Code.

          Section 3.10. Title to Properties. Each of the Borrower and its Subsidiaries has good title to, or a valid and enforceable leasehold interest in, all of its significant real properties and significant interests in real properties and good title to all of its other significant properties and assets, tangible and intangible, free and clear of any Liens, other than Permitted Liens, and such imperfections and encumbrances, if any, as do not have a Materially Adverse Effect on the value in present use or interfere materially with the present use of any of the properties or otherwise materially impair the business operations of the Borrower and the Consolidated Subsidiaries taken as a whole. There are no actual, or to the best knowledge of the Borrower after having made due inquiry with respect thereto, threatened or alleged, defaults or events which but for the lapse of time or the giving of notice or both, would constitute a default thereunder with respect to any leases of real property under which the Borrower or any of its Subsidiaries is or will be lessee other than defaults that do not, either in any case or in the aggregate, have a Materially Adverse Effect on the Loan Documents or the Borrower and the Consolidated Subsidiaries taken as a whole. Each of the Borrower and its Subsidiaries enjoys peaceful and undisturbed possession under all leases of real property on which facilities operated by it are situated and all such leases are valid and subsisting and are in full force and effect without any actual, threatened or alleged default by any party thereto other than defaults that do not, either in any case or in the aggregate, have a Materially Adverse Effect on the value or use of any such property.

          Section 3.11. Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          Section 3.12. Federal Reserve Regulations. Neither the Borrower nor any of its Subsidiaries is engaged, directly or indirectly, principally, or as one of its important activities, in the business of extending, or arranging for the extension of, credit for the purpose of purchasing or carrying any Margin Stock.

          Section 3.13. Disaster. Neither the business nor the properties of the Borrower and its Subsidiaries is affected by any fire, explosion, accident, strike, lockout or other dispute, drought, storm, hail, earthquake, embargo, Act of God or of the public enemy or other casualty (whether or not covered by insurance), which has had a Materially Adverse Effect, or if such event or condition were to continue for more than ten (10) additional days could have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole.

          Section 3.14. Agreements. (a) Neither the Borrower nor any of its Subsidiaries is a party to any Contract or subject to any corporate restriction that has or is likely to have a Materially Adverse Effect on the Loan Documents or the Borrower and the Consolidated Subsidiaries taken as a whole.

          (b) Neither the Borrower nor any of its Subsidiaries is in default in any manner under any Contract that could have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole or the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in the Loan Documents.

          Section 3.15. Environmental Matters. (a) There are no chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature, at any premises owned, operated, controlled or used by the Borrower or any of its Subsidiaries where such could reasonably be expected to have a Materially Adverse Effect on the Borrower and its Subsidiaries taken as a whole, and none of the Borrower, any of its Subsidiaries, or any of their respective predecessors in interest have manufactured, processed, distributed, used, treated, stored, disposed, transported or handled any such substances, where such could have a Materially Adverse Effect on the Loan Documents or the Borrower and the Consolidated Subsidiaries taken as a whole. There is no ambient air, surface water, groundwater or land contamination within, under or relating to any real property of the Borrower or any of its Subsidiaries or other location geologically or hydrologically connected to such properties and none of such properties has been used for the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any substance described in the preceding sentence where such could have a Materially Adverse Effect on the Loan Documents or the Borrower and its Subsidiaries taken as a whole.

          (b) Except as is otherwise reserved against in the financial statements listed on Schedule 5.02(a), neither the Borrower nor any of its Subsidiaries has any obligations or Liabilities, known or unknown, matured or not matured, absolute or contingent, assessed or unassessed, where such could reasonably be expected to have a Materially Adverse Effect on the Loan Documents or the Borrower and the Consolidated Subsidiaries taken as a whole, and no claims have been made against any of them during the past five years (except minor claims, all of which have been resolved without material fines or penalties), and no presently outstanding citations or notices have been issued against any of them, imposed or based upon any provision of any domestic, foreign, federal, state or local law, rule or regulation or common law pertaining to exploration and mining operations, reclamation, health or safety or environmental protection where such could be expected to have a Materially Adverse Effect on the Loan Documents or the Borrower and the Consolidated Subsidiaries taken as a whole including, without limitation, any such obligations or liabilities relating to or arising out of or attributable, in whole or in part, to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any substance described in
Section 3.15(a) by the Borrower or any of its Subsidiaries, or any of their respective employees, agents, representatives or predecessors in interest in connection with or in any way arising out of or relating to the Borrower or any of its Subsidiaries or any of their respective properties, or relating to or arising out of or attributable, in whole or in part, to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any such substance, by any other person at, on or under any of the real properties of the Borrower or any of its Subsidiaries or any other location where such could have a Materially Adverse Effect on the Loan Documents or the Borrower and the Consolidated Subsidiaries taken as a whole. Neither the Borrower nor any of its Subsidiaries has been subject to any action, suit, claim or proceeding for failure to comply with, or received notice of any potential liability under, any domestic, foreign, federal, state or local environmental law, rule or regulation where such could have a Materially Adverse Effect on the Loan Documents or the Borrower and the Consolidated Subsidiaries taken as a whole.

          Section 3.16.  Ownership of Material Subsidiaries.
Each of the Borrower's Material Subsidiaries is a Wholly Owned
Subsidiary, except that in the case of Atlantic Research

Corporation, up to 24.99% of its Capital Securities may be owned, directly or indirectly, by Bankers Trust New York Corporation.


                            ARTICLE 4

                        CERTAIN COVENANTS


          From the Agreement Date and until the Repayment Date,

     A.  The Borrower shall and shall cause each Subsidiary to:

          Section 4.01.  Preservation of Existence and
Properties, Scope of Business, Compliance with Law, Payment of Taxes and Claims, Preservation of Enforceability. (a) Preserve and maintain its corporate existence and all of its other franchises, licenses, rights and privileges, (b) preserve, protect and obtain all Intellectual Property, and preserve and maintain in good repair, working order and condition all other properties, required for the conduct of its business, (c) maintain the substantial portion of its businesses in substantially the same fields as the businesses conducted on the Agreement Date, (d) comply with Applicable Law, (e) pay or discharge when due all Taxes and all Liabilities that might become a Lien on any of its properties, provided that no such amount with respect to Taxes need be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if a reserve or other appropriate provision, if any, as shall be required in conformity with Generally Accepted Accounting Principles shall have been made therefor and (f) take all action and obtain all consents and Governmental Approvals required so that its obligations under the Loan Documents will at all times be legal, valid and binding and enforceable in accordance with their respective terms, except that this Section 4.01 (other than clauses (a), in so far as it requires any Loan Party to preserve its corporate existence, (c) and (f)) shall not apply in any circumstance where noncompliance, together with all other noncompliances with this Section 4.01, will not have a Materially Adverse Effect on (x) the Borrower and the Consolidated Subsidiaries taken as a whole, or (y) any Loan Document.

          Section 4.02.  Maintenance of Properties; Insurance.

          (a) Maintain or cause to be maintained in good repair, working order and condition all properties used or useful in the business of the Borrower and its Subsidiaries and from time to time make or cause to be made all appropriate material repairs and renewals thereto and replacements thereof, except to the extent that the failure to do so does not have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole.

          (b) Maintain insurance (including self-insurance) against at least such risks and in at least such amounts as is customarily maintained by similar businesses, or as may be required by Applicable Law or reasonably requested by any Managing Agent or the Required Banks.

          Section 4.03. Use of Proceeds. Use the proceeds of the Loans for general corporate purposes. None of the proceeds of any of the Loans shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by any Bank, the Borrower shall complete and sign Part I of a copy of Federal Reserve Form G-3 or U-1 referred to in Regulation G or U and deliver such copy to such Bank.

     B. The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly:

          Section 4.04.  Guaranties.  Be obligated, at any time,
in respect of any Guaranty, except that this Section 4.04 shall not apply to:

               (i) Existing Guaranties,

              (ii) Permitted Guaranties,

             (iii) a contribution arrangement entered into by the Borrower and the Guarantors relating to Guaranties permitted under this Section 4.04,

              (iv) Letter of Credit Obligations in an aggregate amount not in excess of $125,000,000 at any time, provided that the aggregate amount of Letter of Credit Obligations outstanding at any time, incurred other than pursuant to
     Section 1.08, may not exceed $75,000,000,

               (v) a Guaranty by the Borrower created to Guarantee those Liabilities of SCC or SFC incurred by SCC or SFC in connection with representations, warranties, covenants and indemnifications (other than any such representation, warranty, covenant, or indemnification relating to the performance or observance of any obligations by any other Person) agreed to by SCC or SFC pursuant to the sale, transfer or other disposition by SCC or SFC of any of its assets pursuant to a sale, transfer, or other disposition permitted under Section 4.08,

              (vi) other Guaranties (other than Letter of Credit obligations) by the Borrower (other than Guaranties of (x) Indebtedness or (y) Guaranties, in each case of SCC) in an aggregate amount not in excess of $10,000,000 at any time,

             (vii) the Guaranty of the Borrower created pursuant to the GATX Documents, or

            (viii) Guaranties by the Borrower of the performance obligations of Subsidiaries of the Borrower issued in the ordinary course of business (other than any Guaranties of Indebtedness).

Notwithstanding the foregoing, (x) to the extent the Indebtedness supported by a Guaranty is counted in the calculation of any financial covenant set forth in Sections 4.15 through 4.18 or (y) to the extent any Guaranty supported by another Guaranty is permitted to be outstanding under this Section 4.04, such supporting Guaranty shall not be subject to the restrictions set forth in this Section 4.04.

          Section 4.05. Liens. Permit to exist, at any time, any Lien upon any of its properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except that this Section 4.05 shall not apply to Permitted Liens, provided, however, that if, notwithstanding this Section 4.05, any Lien to which this Section is applicable shall be created or arise, the Liabilities of the Loan Parties under the Loan Documents shall, to the extent such Lien attaches to any asset, automatically be secured by such Lien equally and ratably with the other Liabilities secured thereby, and the holder of such other Liabilities, by accepting such Lien, shall be deemed to have agreed thereto and to share with the Administrative Agent, the Managing Agents, the Co-Agents, the Issuing Bank, the Swing Loan Lender, and the Banks, on that basis, the proceeds of such Lien, whether or not the security interest of the Administrative Agent, the Managing Agents, the Co-Agents, the Issuing Bank, the Swing Loan Lender, and the Banks shall be perfected, provided further, however, that notwithstanding such equal and ratable securing and sharing, the existence of such Lien shall constitute a default by the Borrower in the performance or observance of this Section 4.05. Nothing in this Section 4.05 shall prohibit the sale, assignment, transfer, conveyance or other disposition of any Margin Stock owned by the Borrower or any of its Subsidiaries at its fair value, or the creation, incurrence, assumption or existence of any Lien on or with respect to any Margin Stock.

          Section 4.06. Restricted Payments. Make or declare or otherwise become obligated to make any Restricted Payment, except that this Section 4.06 shall not apply to any Restricted Payment (other than the type set forth in clause (iv) of the definition thereof) if (a) at both the time of the declaration or other incurrence of the obligation to make such Restricted Payment, if any, and the time of the making thereof, and immediately after giving effect thereto, a Default would not exist and (b) the amount thereof, together with the amounts of all Restricted Payments that the Borrower and its Subsidiaries have made or declared or otherwise become obligated to make since the Agreement Date (the amount expended for such purposes, if other than in cash, to be determined in good faith by the Board of Directors of the Borrower, whose determination shall be conclusive and evidenced by a certified resolution of such Board of Directors furnished to the Administrative Agent), would not exceed in the aggregate an amount equal to $5,000,000 plus 50% of the cumulative Consolidated Net Income for the period from January 1, 1994 to and including the date the Borrower makes or declares or otherwise becomes obligated to make; provided, further, that this Section 4.06 shall not apply to the redemption or other prepayment of the Borrower's 10.50% Senior Subordinated Notes due 1998 if (x) such payment is made with the proceeds of the Borrower's Senior Subordinated Notes due 2003 issued pursuant to the Indenture dated on or about December 15, 1993 between the Borrower and Bankers Trust Company or (y), so long as (A) no Default exists at the time such Restricted Payment is made, both before and after giving effect to such Restricted Payment and (B) the aggregate principal amount of all Loans and Swing Loans outstanding at such time and all unreimbursed drawings under Letters of Credit (whether or not outstanding) at such time, in each case both immediately before and immediately after such prepayment, is less than $10,000,000, such Restricted Payment is made with the Net Cash Proceeds from any Discontinued Asset Sale or disposition of a Non-Core Business effected on or after the Effective Date or with the GATX Proceeds.

          Section 4.07. Merger or Consolidation. Merge or consolidate with, or sell, lease or dispose of all or substantially all of its assets as an entirety or substantially as an entirety, in one transaction or a series of related transactions, to any Person, except that, if after giving effect thereto no Default would exist and the Borrower shall have delivered a certificate in form and substance satisfactory to the Managing Agents and the Required Banks demonstrating that no Default would so exist, this Section 4.07 shall not apply to (a) any merger or consolidation of the Borrower with any one or more Persons, provided that the Borrower shall be the continuing Person, (b) any merger or consolidation of any Subsidiary with any one or more other Subsidiaries, provided that (x) if any Subsidiary involved in such merger or consolidation is a Wholly Owned Subsidiary, the survivor shall be such Wholly Owned Subsidiary and (y) if a Loan Party is involved in such merger or consolidation, the survivor shall be such Loan Party or shall have taken such action as shall be satisfactory to the Administrative Agent, its special counsel, the Issuing Bank, and the Required Banks to become a Loan Party to the same extent as such Loan Party, (c) the acquisition by the Borrower or any Subsidiary of all or substantially all the capital stock or assets of another Subsidiary (other than a Guarantor), or (d) the sale or other disposition of the assets of a Subsidiary or the merger of a Subsidiary, in a transaction in which the other Person party to the transaction is the survivor and to the extent such sale or merger constitutes a disposition to which Section
4.08 does not apply.

          Section 4.08. Disposition of Assets. Sell, lease, license, transfer or otherwise dispose of any asset or any interest therein, except that this Section 4.08 shall not apply to (a) any disposition of any asset or interest therein in the ordinary course of business, (b) any disposition of any obsolete or retired property not used or useful in its business, (c) any disposition of any asset or interest therein to the Borrower or any Guarantor, (d) any Discontinued Asset Sale, any disposition of Non-Core Businesses, and any other Asset Sale approved by the Required Banks, (e) any disposition of Margin Stock, (f) any disposition of receivables in accordance with the Receivables Purchase Agreement, (g) Sale and Leaseback Transactions (in addition to those otherwise permitted by this Section 4.08), as long as the aggregate gross proceeds from the sale portion of such transactions permitted by this subclause (g) for the period from December 1, 1993 through the Maturity Date (i) do not exceed in the aggregate $25,000,000 and (ii) are used within 120 days from the date of each such Sale and Leaseback Transaction to repay Indebtedness for Money Borrowed of the Borrower which has a maturity date more than 12 months after the date of such payment (other than any such Indebtedness which is subordinated to the Indebtedness outstanding under the Indenture dated as of September 1, 1989 between the Borrower and The First National Bank of Chicago, as Trustee), (h) other dispositions not otherwise permitted pursuant to clauses (a) through (g) of this
Section 4.08, provided that the fair market value of all assets so disposed of pursuant to this clause (h) on or after the Agreement Date does not exceed in the aggregate $5,000,000, and
(i) any transaction to which any of the other provisions of this Agreement (other than Section 4.11) is by its express terms inapplicable.

          Section 4.09. Taxes of Other Persons. (a) File a consolidated tax return with any other Person other than, in the case of the Borrower, a Consolidated Subsidiary and, in the case of any such Subsidiary, the Borrower or a Consolidated Subsidiary, or (b) except as required by Applicable Law, pay or enter into any Contract to pay any Taxes owing by any Person other than the Borrower or a Consolidated Subsidiary.

          Section 4.10. Benefit Plans. (a) Establish, amend, or become obligated to contribute to any Benefit Plan subject to the funding requirements of ERISA (including any Existing Benefit
Plan) in any manner that would increase the aggregate Unfunded Benefit Liabilities under all Benefit Plans subject to the funding requirements of ERISA in an aggregate amount in excess of $20,000,000; or (b) permit any Benefit Plan subject to the funding requirements of ERISA to have a Funded Current Liability

Percentage of less than 60%.

          Section 4.11. Transactions with Affiliates. Effect any transaction with any Affiliate on a basis less favorable than would at the time be obtainable for a comparable transaction in arms-length dealing with an unrelated third party, except that the Borrower may effect the transactions specifically permitted under Section 4.04 and 4.13(b).

          Section 4.12. Limitation on Restrictive Covenants. Except as currently existing with respect to Atlantic Research Corporation, permit to exist, at any time, any consensual restriction limiting the ability (whether by covenant, event of default, subordination or otherwise) of any Subsidiary to (a) pay dividends or make any other distributions on shares of its Capital Securities held by the Borrower or any other Subsidiary,
(b) pay any obligation owed to the Borrower or any other Subsidiary, (c) make any loans or advances to or investments in the Borrower or in any other Subsidiary, (d) transfer any of its property or assets to the Borrower or any other Subsidiary, or
(e) create any Lien upon its property or assets whether now owned or hereafter acquired or upon any income or profits therefrom, except that this Section 4.12 shall not apply to (i) Permitted Restrictive Covenants, (ii) any restriction contained in the Receivables Purchase Agreement.

          Section 4.13. Issuance or Disposition of Capital Securities; Investments; Capital Expenditures; Acquisitions.
(a) Issue any of its Capital Securities or sell, transfer or otherwise dispose of any Capital Securities of any Subsidiary, except that this Section 4.13(a) shall not apply to (i) any issuance by the Borrower of any of its Capital Securities other than Mandatorily Redeemable Stock, (ii) any issuance by a Guarantor of any of its Capital Securities to the Borrower, (iii) any disposition by any Subsidiary of any Capital Securities of a Subsidiary to the Borrower, (iv) Capital Securities issued by Atlantic Research Corporation to Bankers Trust New York Corporation up to an aggregate amount of not more than 24.99% of all Capital Securities issued by Atlantic Research Corporation and (v) any sale, transfer or other disposition permitted under
Section 4.07 or 4.08, or any Investment permitted under Section
4.13(b).

          (b) Make any investments (including by way of capital contribution, purchase of Capital Securities or otherwise), Guaranties, loans or advances (collectively, "Investments") in, to or on behalf of SCC other than Guaranties specifically permitted pursuant to Sections 4.04(v) and 4.04(vii), and Investments in SCC in any year in an amount in the aggregate not to exceed the amount of management fees, if any, payable by SCC in such year pursuant to the GATX Documents.

          (c) Make Capital Expenditures in excess of the following amounts in each of the following calendar years:

          Calendar Year            Maximum Capital Expenditures

               1993                     $85,000,000;
               1994                     $95,000,000 (less the
                                        aggregate amount of
                                        Capital Expenditures made
                                        in calendar year 1993 in
                                        excess of $80,000,000);
               1995                     $100,000,000;
               1996                     $100,000,000;
               1997                     $100,000,000;

provided, that, in any calendar year commencing on or after January 1, 1994, additional Capital Expenditures may be made in such year in an amount equal to 25% of the excess, if any, of the amount of Capital Expenditures specifically permitted for the immediately preceding calendar year in accordance with the chart above over the actual amount of Capital Expenditures made in such immediately preceding calendar year (less any amount of such excess which has been used in calculating the permitted Asset Acquisitions pursuant to subsection (d) below).

          (d)  Make any Asset Acquisition, provided that this
Section 4.13(d) shall not apply to any Asset Acquisition so long as (i) no Default exists at the time such Asset Acquisition is effected, both before and after giving effect to such Asset Acquisition, (ii) the aggregate principal amount of all Loans and Swing Loans outstanding at such time and all unreimbursed drawings under Letters of Credit (whether or not outstanding) at such time both immediately before and immediately after such Asset Acquisition, is less than $10,000,000, (iii) all Indebtedness outstanding under each of the Note Agreements dated as of March 1, 1989 between the Borrower and each of the purchasers named therein shall have been repaid in full and (iv) the purchase price of the assets acquired in such Asset Acquisition, in the aggregate with the purchase price of all Asset Acquisitions effected during the period from the Effective Date to the date of determination, does not exceed the lesser of
(x) $40,000,000 and (y) the sum of (A) the Net Cash Proceeds from all Discontinued Asset Sales and dispositions of a Non-Core Businesses effected during the period from the Effective Date through the date of determination (to the extent not utilized to effect a Restricted Payment pursuant to clause (y) of the proviso of Section 4.06), (B) the GATX Proceeds and (C) the aggregate unutilized amount which is available to make Capital Expenditures by reason of the proviso in subsection (c) above.

          Section 4.14. Short Term Indebtedness. Create, incur, assume or suffer to exist any Short Term Indebtedness for Money
Borrowed (other than Short Term Indebtedness for Money Borrowed incurred pursuant to a Committed Facility, or Short Term

Indebtedness for Money Borrowed by the Borrower or any Subsidiary constituting an Originator (as defined in the PSA) in accordance with the terms of the Receivables Purchase Agreement) or any Indebtedness with respect to commercial paper if the aggregate amount of such Indebtedness outstanding at the time of determination thereof is greater than the aggregate unused amount of the Commitments at such time.

     C.  The Borrower shall not:

          Section 4.15. Minimum Consolidated Net Worth. Permit its Consolidated Net Worth at any time to be less than the sum of
(i) $585,000,000 and (ii) fifty percent of Consolidated Net Income (but not less than zero) for each full fiscal quarter occurring during the period commencing January 1, 1994 and ending on the date of determination.

          Section 4.16.  Fixed Charge Coverage.  Permit its Fixed
Charge Coverage Ratio on the following dates to be less than the following:

     Date                Minimum Fixed Charge Coverage Ratio

December 31, 1993              1.30  to  1.00

March 31, 1994                 1.30  to  1.00

June 30, 1994                  1.30  to  1.00

September 30, 1994             1.75  to  1.00

December 31, 1994              2.00  to  1.00

March 31, 1995                 2.10  to  1.00

June 30, 1995                  2.25  to  1.00

September 30, 1995             2.25  to  1.00

and thereafter                 2.50  to  1.00.

          Section 4.17.  Consolidated Current Ratio.  Permit its
Consolidated Current Ratio at any time to be less than 1.50 to 1.00.

          Section 4.18. Consolidated Total Debt/Consolidated Capitalization Ratio. Permit the ratio of its Consolidated Total Debt to its Consolidated Capitalization at any time (a) during the period commencing the Agreement Date and ending December 31, 1994 to be greater .55 to 1.00, and (b) thereafter to be greater than .525 to 1.00.

     D.   The Borrower shall not permit any Subsidiary to:

          Section 4.19. Subsidiary Indebtedness. Have at any time any Indebtedness (or Guaranties of Indebtedness to the extent such Indebtedness is by its terms subordinate in right of payment to the Indebtedness outstanding or available to be drawn hereunder), except that this Section 4.19 shall not apply to (a) Existing Subsidiary Indebtedness of such Subsidiary, (b) so long as written notice to the contrary shall not have been delivered by the Administrative Agent to the Borrower during the occurrence and continuance of an Event of Default, Indebtedness in connection with borrowings by such Subsidiary from the Borrower pursuant to the Borrower's cash management system in accordance with the customary practices of the Borrower and its Subsidiaries as in effect on the Agreement Date, (c) the Loans, (d) other Indebtedness of Subsidiaries other than those incorporated in the United States in an aggregate amount not in excess of $10,000,000, (e) other Indebtedness of Subsidiaries incorporated in the United States in an aggregate amount not in excess of $15,000,000, (f) Indebtedness of Sequa Receivables Corp. or any Subsidiary constituting an Originator (as defined in the PSA) incurred pursuant to the terms of the Receivables Purchase Agreement or (g) Indebtedness incurred pursuant to the GATX Documents.


                            ARTICLE 5

              FINANCIAL STATEMENTS AND INFORMATION


          Section 5.01.  Financial Statements and Information to
Be Furnished.  From the Agreement Date and until the Repayment
Date, the Borrower shall furnish to each Bank:

          (a)  Monthly Operating Reports; Officer's Certificate.
As soon as available and in any event within 30 days after the close of each monthly accounting period beginning on or after November 1, 1993:

               (i)  Monthly Operating Reports and Monthly Cash
     Flow Reports of the Borrower and the Consolidated
     Subsidiaries as at the end of such monthly period;

              (ii)  Monthly Operating Reports of Chromalloy Gas
     Turbine Corporation, both on a consolidated basis and for the Chromalloy Research and Technology Division;

             (iii) monthly management discussion and analysis of Chromalloy Gas Turbine Corporation's results; and

              (iv)  a certificate of the president, chief
     financial officer, controller or treasurer of the Borrower stating that such reports described in clauses (i) through
     (iii) above (a) were prepared in good faith and (b) present with reasonable accuracy the financial performance for the covered period.

          (b) Quarterly Financial Statements; Officer's Certificate. As soon as available and in any event within 55 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, commencing with the quarterly period ending
March 31, 1994:

               (i)  consolidated balance sheets and Segment
     Operating Reports of the Borrower and the Consolidated Subsidiaries as at the end of such quarterly period and the related consolidated statements of income, shareholders' equity and cash flows of the Borrower and the Consolidated Subsidiaries for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year in the manner set forth in the Form 10-Q filed by the Borrower for such period; and

               (ii) a certificate with respect thereto of the president, chief financial officer, controller, or treasurer of the Borrower in the form of Schedule 5.01(a).

          (c) Year-End Financial Statements; Accountants' and Officer's Certificates. As soon as available and in any event within 100 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 1993:

               (i)  consolidated balance sheets and Segment
     Operating Reports of the Borrower and the Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, shareholders' equity and cash flows of the Borrower and the Consolidated Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year in the manner set forth in the Form 10-K filed by the Borrower for such period;

               (ii) an audit report of independent certified public accountants of recognized standing satisfactory to the Required Banks, on the consolidated financial statements referred to in clause (i), which report shall be unqualified as to going concern and scope of audit and shall state that such consolidated financial statements present fairly the financial position of the Borrower and the Consolidated Subsidiaries as at the dates indicated and the results of their operations and changes in their financial position for the periods indicated in conformity with Generally Accepted Accounting Principles applied on a basis consistent with prior years (except as noted in such report) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with Generally Accepted Accounting Principles and shall otherwise be in scope and substance satisfactory to the Required Banks;

               (iii) a certificate of such accountants addressed to the Banks and in form and substance satisfactory to the Required Banks (A) confirming that (1) the Borrower is authorized to deliver their report referred to in clause
     (ii) to the Banks pursuant to this Agreement and (2) it is their understanding that the Banks are relying on such report and such certificate, (B) stating that they have caused this Agreement to be reviewed and that, in making the examination necessary for their report on such consolidated financial statements, nothing came to their attention that caused them to believe that, as of the date of such financial statements, any Default exists or, if such is not the case, specifying such Default and its nature, when it occurred and whether it is continuing and (C) having attached the calculations reviewed by such accountants and required to establish whether or not the Borrower was in compliance with the covenants contained in Sections 4.15 through 4.18; and

               (iv)  a certificate of the president, chief
     financial officer, controller, or treasurer of the Borrower in the form of Schedule 5.01(b).

          (d) Reports and Filings. (i) Within 30 days of the date of receipt thereof, copies of all reports, if any, submitted to the Borrower or any Subsidiary, or the Board of Directors of the Borrower or any Subsidiary, by its independent certified public accountants, including any management letter, but excluding the Statutory Audit Reports filed by the Borrower with regulatory authorities outside the United States; (ii) as soon as practicable, copies of all such financial statements and reports as the Borrower or any Subsidiary shall send to its stockholders and of all registration statements and all regular or periodic reports that the Borrower or any Subsidiary shall file, or may be required to file, with the Securities and Exchange Commission or any successor commission; and (iii) promptly upon the preparation thereof, but in any event no later than February 15 of each year, the financial projections of the Borrower and its Subsidiaries prepared by management for such fiscal year, prepared in accordance with its customary practice.

          (e) Requested Information. From time to time and promptly upon request of any Bank, such Information regarding the Loan Documents or the Loans and the business, assets, Liabilities, financial condition, results of operations or business prospects of the Borrower and the Subsidiaries as such

Bank may reasonably request, in each case in form and substance and certified by an appropriate officer of the Borrower in a manner satisfactory to the requesting Bank provided, that any confidential Information so obtained by any Bank shall remain confidential except where disclosure is mandated by Applicable Law or such Information otherwise becomes public other than by a breach of such Bank of this Section 5.01(d); provided, further, that this section 5.01(d) shall not prohibit any Bank, any Co-Agent, any Managing Agent, the Issuing Bank or the Administrative Agent (i) from disclosing, exchanging, or discussing such Information with its advisors in accordance with Section 9.06 or
(ii) from disclosing to one another any Default or Event of Default.

          (f) Notice of Defaults, Material Adverse Changes and Other Matters. With its delivery of its financial statements pursuant to Section 5.01(a) and (b), written notice of (i) the acquisition or formation of a new Subsidiary and, in the case of each such new Subsidiary, its name, jurisdiction of incorporation, the percentages of the various classes of its Capital Securities owned by the Borrower or another Subsidiary and whether or not such new Subsidiary is a Consolidated Subsidiary, and (ii) any change in the name of any Subsidiary, its jurisdiction of incorporation, the percentages of the various classes of its Capital Securities owned by the Borrower or another Subsidiary or its status as a Consolidated or non-Consolidated Subsidiary. Additionally, the Borrower shall furnish to each Bank prompt notice upon the chairman of the board, the president, the chief accounting officer, the chief financial officer, the treasurer or the general counsel of the Borrower obtaining knowledge of: (i) any Default, (ii) the commencement of, or the occurrence or nonoccurrence of any change or event relating to, any action, suit, proceeding or investigation that would cause the Representation and Warranty contained in Section 3.04 to be incorrect if made at such time,
(iii) the occurrence or nonoccurrence of any change or event that would cause the Representation and Warranty contained in Section
3.06 to be incorrect if made at such time, (iv) any event or condition referred to in clauses (i) through (vii) of Section 6.01(h), whether or not such event or condition shall constitute an Event of Default, and (v) any amendment of the certificate of incorporation or by-laws of the Borrower or any Subsidiary.

          Section 5.02.  Accuracy of Financial Statements and
Information.

          (a) Historical Financial Statements. The Borrower hereby represents and warrants that (i) Schedule 5.02(a) sets forth a complete and correct list of the financial statements submitted by the Borrower to the Administrative Agent, the Managing Agents, the Issuing Bank, the Co-Agents and the Banks in order to induce them to execute and deliver this Agreement, (ii) such financial statements are complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles, the consolidated financial position of the Borrower and the Consolidated Subsidiaries as at their respective dates and the consolidated results of operations, shareholders' equity and, as applicable, changes in financial position or cash flows of the Borrower and such Subsidiaries for the respective periods to which such statements relate, and (iii) except as disclosed or reflected in such financial statements and schedules thereto, as at September 30, 1993, neither the Borrower nor any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or might have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole.

          (b) Future Financial Statements. The financial statements delivered pursuant to Section 5.01(a) or (b) shall be complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or therefrom that are described in the certificate or report accompanying such statements and that have been approved in writing by the Borrower's then current independent certified public accountants), the consolidated financial position of the Borrower and the Consolidated Subsidiaries as at their respective dates and the consolidated results of operations, shareholders' equity and cash flows of the Borrower and such Subsidiaries for the respective periods to which such statements relate, subject, in the case of financial statements delivered pursuant to Section 5.01(a), to year-end adjustments, and the furnishing of the same to the Managing Agents, the Issuing Bank, the Co-Agents, and the Banks shall constitute a representation and warranty by the Borrower made on the date the same are furnished to the Managing Agents, the Co-Agents, and the Banks to that effect and to the further effect that, except as disclosed or reflected in such financial statements, as at the respective dates thereof, neither the Borrower nor any Subsidiary had any Liability, contingent or otherwise (except as (i) disclosed on Schedule 4.04 or as otherwise permitted by Section 4.04(a) or (ii) disclosed or reflected in the financial statements listed on Schedule 5.02(a), and schedules thereto), or any unrealized or anticipated loss, that, singly or in the aggregate, has had or might have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole.

          (c) Historical Information. The Borrower hereby represents and warrants that all Information furnished to the Administrative Agent, the Managing Agents, the Issuing Bank, the Co-Agents, or the Banks by or on behalf of the Borrower or any Subsidiary prior to the Agreement Date in connection with or pursuant to the Loan Documents and the relationships established thereunder, at the time the same was so furnished, but in the case of Information dated as of a prior date, as of such date,
(i) in the case of any such prepared in the ordinary course of business, was complete and correct in the light of the purpose prepared, and, in the case of any such the preparation of which was requested by the Administrative Agent, any Managing Agent, the Issuing Bank, any Co-Agent, or any Bank, was complete and correct in all material respects to the extent necessary to give the Administrative Agent, the Managing Agents, the Issuing Bank, the Co-Agents, and the Banks true and accurate knowledge of the subject matter thereof, (ii) did not contain any untrue statement of a material fact, and (iii) did not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made.

          (d) Future Information. All Information furnished to the Administrative Agent, the Managing Agents, the Issuing Bank, the Co-Agents, or the Banks by or on behalf of the Borrower or any Subsidiary on or after the Agreement Date in connection with or pursuant to the Loan Documents or in connection with or pursuant to any amendment or modification of, or waiver of rights under, the Loan Documents, shall, at the time the same is so furnished, but in the case of Information dated as of a prior date, as of such date, (i) in the case of any Information prepared in the ordinary course of business, be complete and correct in the light of the purpose prepared, and, in the case of any Information required by the terms of the Loan Documents or the preparation of which was requested by the Administrative Agent, any Managing Agent, the Issuing Bank, any Co-Agent, or any Bank, be complete and correct to the extent necessary to give the Administrative Agent, the Managing Agents, the Issuing Bank, the Co-Agents, and the Banks true and accurate knowledge of the subject matter thereof, (ii) not contain any untrue statement of a material fact, and (iii) not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made, and the furnishing of the same to the Bank shall constitute a representation and warranty by the Borrower made on the date the same are so furnished to the effect specified in clauses (i), (ii) and (iii).

          Section 5.03.  Additional Covenants Relating to
Disclosure.  From the Agreement Date and until the Repayment
Date, the Borrower shall and shall cause each Subsidiary to:

          (a)  Accounting Methods and Financial Records.
Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or necessary to permit (i) the preparation of financial statements required to be delivered pursuant to Section 5.01(a) and (b) and (ii) the determination of the compliance of the Borrower and its Material Subsidiaries with the terms of the Loan Documents.

          (b) Fiscal Year. Maintain the opening and closing dates for each fiscal year as, respectively, January 1 and

December 31, except that this Section 5.03(b) shall not apply to Subsidiaries other than those in existence on the Agreement Date.

          (c) Visits and Inspections. Permit, or, in the case of properties, books, records or Persons not within its immediate control, promptly take such actions as are reasonably practicable in order to permit, representatives (whether or not officers or employees) of any Bank, from time to time, as often as may be reasonably requested, upon reasonable notice and during normal business hours, to (i) visit and inspect any properties of the Borrower and each Subsidiary, (ii) inspect and make extracts from the books and records of the Borrower and each Subsidiary, including management letters prepared by their respective independent certified public accountants, and (iii) discuss with any Person, including the principal officers and the independent certified public accountants of the Borrower and each Subsidiary, the respective businesses, assets, Liabilities, financial conditions, results of operations and business prospects of the Borrower and each Subsidiary; provided, that any confidential Information so obtained by any Bank shall remain confidential except where disclosure is mandated by Applicable Law or such Information otherwise becomes public other than by a breach of such Bank of this Section 5.03(c); provided, further, that this
Section 5.03(c) shall not prohibit any Bank, any Co-Agent, the Issuing Bank, any Managing Agent, or the Administrative Agent (x) from disclosing, exchanging or discussing such Information with its advisors in accordance with Section 9.06, or (y) from disclosing to one another any Default or Event of Default.


                            ARTICLE 6

                             DEFAULT


          Section 6.01.  Events of Default.  Each of the
following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Borrower, or any Subsidiary, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

          (a) Any payment of principal of or interest on any of the Loans or the Notes or of the facility fee or any other amount under this Agreement shall not be made when and as due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) and in accordance with the terms of this Agreement and the Notes and, in the case of interest or facility fee or such other amount, shall remain not fully paid for two Business Days;

          (b) Any Loan Document Representation and Warranty shall at any time prove to have been incorrect or misleading in any material respect when made;

          (c) (i) The Borrower shall default in the performance or observance of

                    (A)  any term, covenant, condition or
     agreement contained in Section 4.01(a) (insofar as such Section requires the preservation of the corporate existence of the Borrower and the Guarantors), 4.01(f), 4.03, 4.04 through 4.19, 5.01(c)(i), 5.03(b), 5.03(c) or 9.20; or

                    (B)  any term, covenant, condition or
     agreement contained in this Agreement (other than a term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and, if capable of being remedied, such default shall continue unremedied for a period of 30 days after the earlier of (x) the giving of notice by the Administrative Agent of such default to the Borrower and (y) the Borrower becoming aware of such default;

              (ii)  Any Guarantor shall default in the
performance or observance of any term, covenant, condition or agreement contained in the Guaranty Agreement (other than any term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and, if capable of being remedied, such default shall continued unremedied for a period of 30 days after the earlier of (x) the giving of notice by the Administrative Agent of such default to such Guarantor and (y) the Guarantor becoming aware of such default; or

             (iii) the Borrower shall default in the performance or observance of:

                    (A)  any term, covenant, condition or
     agreement contained in Section 1.02, 4.01(d), 4.01(e), 4.02,
     4.03, 4.04 or 4.34 of the Security Agreement (after giving effect to Section 4.37 thereof to the extent applicable thereto), or

                    (B)  any term, covenant, condition or
     agreement contained in the Security Agreement (other than a term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section specifically dealt with and other than Sections 4.01(a), 4.01(b), 4.01(c), 4.05, 4.06, and 4.09 through and including 4.33) and, if capable of being remedied, such default shall continue unremedied for a period of 15 days after the earlier of (x) the giving of notice by the Administrative Agent of such default to the Borrower and (y) the Borrower becoming aware of such default;

          (d) (i) Any Loan Party or any Subsidiary of any Loan Party shall fail to pay, in accordance with its terms and when due and payable, the principal of or interest on any Indebtedness (other than the Loans) having a then aggregate outstanding principal amount in excess of $5,000,000, (ii) the maturity of any such Indebtedness shall, in whole or in part, have been accelerated, or any such Indebtedness shall, in whole or in part, have been required to be prepaid prior to the stated maturity thereof, in accordance with the provisions of any Contract evidencing, providing for the creation of or concerning such Indebtedness, or (iii) (A) any event shall have occurred and be continuing that permits (or, with the passage of time or the giving of notice or both, would permit) any holder or holders of such Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity or require any such prepayment and (B) if the Contract evidencing, providing for the creation of or concerning such Indebtedness provides for a cure period for such event, such event shall not be cured prior to the end of such cure period or such shorter period of time as the Administrative Agent may specify;

          (e) A default shall be continuing under any Contract (other than a Contract relating to Indebtedness to which clause
(d) of this Section 6.01 is applicable) binding upon any Loan Party or any Subsidiary of any Loan Party, except a default that, together with all other such defaults, has not had and will not have a Materially Adverse Effect on (i) the Borrower and its Consolidated Subsidiaries taken as a whole or (ii) any Loan Document;

          (f)  (i) (1) Any Subsidiary (or any group of
Subsidiaries in the aggregate in any 12-month period) which (x) accounts for more than 5% of the consolidated revenues of the Borrower and its Subsidiaries during the 12-month period ending on the date of the most recent consolidated balance sheet of the Borrower delivered to the Banks pursuant to section 5.01 or (y) was the owner of more than 5% of the consolidated assets of the Borrower and its Subsidiaries at the date of the most recent consolidated balance sheet of the Borrower delivered to the Banks pursuant to Section 5.01 or (2) any Loan Party shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors, or (G) take any corporate action for the purpose of effecting any of the foregoing; or

               (ii) (A) A case or other proceeding shall be commenced against any Loan Party or any Subsidiary of any Loan Party seeking (1) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of any Loan Party or any Subsidiary of any Loan Party, or of all or any substantial part of the assets, domestic or foreign, of any Loan Party or any Subsidiary of any Loan Party, and such case or proceeding shall continue undismissed or unstayed for a period of 30 days, or (B) an order granting the relief requested in such case or proceeding against any Loan Party or any Subsidiary of any Loan Party (including an order for relief under such Federal bankruptcy laws) shall be entered;

          (g) A judgment or order shall be entered against any Loan Party or any Subsidiary of any Loan Party by any court, and
(i) in the case of a judgment or order for the payment of money, either (A) such judgment or order shall continue undischarged, unvacated, unbonded and unstayed for a period of 30 days in which the aggregate amount of all such judgments and orders exceeds $5,000,000 or (B) enforcement proceedings shall have been commenced upon such judgment or order and (ii) in the case of any judgment or order for other than the payment of money, such judgment or order could, in the reasonable judgment of the Required Banks, together with all other such judgments or orders, have a Materially Adverse Effect on the Borrower and its Consolidated Subsidiaries taken as a whole;

          (h) (i) any Termination Event shall occur with respect to any Benefit Plan of the Borrower or any Subsidiary or any ERISA Affiliate of the Borrower or any Subsidiary, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any Benefit Plan of the Borrower or any Subsidiary or any ERISA Affiliate of the Borrower or any Subsidiary, (iii) any Person shall engage in any Prohibited Transaction involving any Benefit Plan of the Borrower or any Subsidiary or any ERISA Affiliate of the Borrower or any Subsidiary, (iv) the Borrower or any Subsidiary or any ERISA Affiliate of the Borrower or any Subsidiary shall be in "default" (as defined in ERISA Section 4219(c)(5)) with respect to payments owing to a Multiemployer Benefit Plan of the Borrower or any Subsidiary or any ERISA Affiliate of the Borrower or any Subsidiary as a result of such Person's complete or partial withdrawal (as described in ERISA Section 4203 or 4205) from such Multiemployer Benefit Plan, (v) the Borrower or any Subsidiary or any ERISA Affiliate of the Borrower or any Subsidiary shall fail to pay when due an amount that is payable by it to the PBGC or to a Benefit Plan of the Borrower or any Subsidiary or any ERISA Affiliate of the Borrower or any Subsidiary under Title IV of ERISA, (vi) a proceeding shall be instituted by a fiduciary of any Benefit Plan of the Borrower or any Subsidiary or any ERISA Affiliate of the Borrower or any Subsidiary against the Borrower or any Subsidiary or any ERISA Affiliate of the Borrower or any Subsidiary to enforce ERISA Section 515 and such proceeding shall not have been dismissed within 30 days thereafter, or (vii) any other event or condition shall occur or exist with respect to a Benefit Plan of the Borrower or any Subsidiary or any ERISA Affiliate of the Borrower or any Subsidiary, except that no event or condition referred to in clauses (i) through (iii) and (v) through (vii) shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not caused, and in the reasonable determination of the Required Banks will not cause, the Borrower and its Consolidated Subsidiaries taken as a whole to incur Liabilities to any Benefit Plan, the PBGC or any other Person (calculated after giving effect to the tax consequences thereof) in excess of $10,000,000, and except that no event or condition referred to in clause (iv) shall constitute an Event of Default if it, together with all other events or conditions at the time existing, has not caused, and in the reasonable estimation of the Required Banks will not cause, the Borrower and its Consolidated Subsidiaries taken as a whole to become obligated to pay one or more Multiemployer Benefit Plans annual payments in excess of $3,000,000;

          (i) Any Loan Party or any Affiliate of any Loan Party asserts, or any Loan Party or any Affiliate of any Loan Party or any other Person institutes any proceedings seeking to establish, that (i) any provision of the Loan Documents is invalid, not binding or unenforceable or (ii) the Guaranty of any Guarantor under the Guaranty Agreement is limited in amount pursuant to
Section 1.02 thereof; or

          (j) The acquisition of beneficial ownership by any Person or group of related Person or Persons acting together, together with any Affiliates thereof (collectively, the "Interested Stockholders"), of a direct or indirect interest in more than 35% of the voting power of the then outstanding capital stock of the Borrower entitled to vote generally in the election of the Board of Directors of the Company or (ii) during the period from the Agreement Date through the Maturity Date, individuals who at the beginning of such period constituted the Borrower's Board of Directors (together with any new directors whose election or appointment by such board or whose nomination for election or appointment by the shareholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Borrower's Board of Directors then in office; provided, however, that for the purposes of the foregoing clause
(i), the term "Person" shall not be deemed to include the individual who is the Chairman of the Board of Directors of the Borrower on the Agreement Date, his spouse, any descendant of such Chairman or the spouse of any such descendant, the estate of such Chairman, or any trust or other similar arrangement for the benefit of such Chairman or his spouse, any descendant of such Chairman or the spouse of any such descendant or the estate of such Chairman or any corporation or other Person controlled solely by such Chairman or his spouse, any descendant of such Chairman or the spouse of any such descendant or the estate of
such Chairman    through the ownership of a majority of the
outstanding voting capital stock of such corporation or other
Person; or

          (k) Except for expiration in accordance with their terms, the Security Agreement or the Guaranty Agreement shall be terminated or shall cease to be in full force and effect, for whatever reason.

          Section 6.02. Remedies upon Event of Default. During the continuance of any Event of Default (other than one specified in Section 6.01(f)) and in every such event, the Administrative Agent, upon notice to the Borrower, may do any or all of the following: (a) declare, in whole or, from time to time, in part, the principal of and interest on the Loans, the Swing Loans and the Notes and all other amounts owing under this Agreement to be, and the Loans and the Notes and all such other amounts shall thereupon and to that extent become, due and payable, (b) terminate, in whole or, from time to time, in part, the Commitments and (c) request the Borrower and the Borrower shall thereupon deposit with the Administrative Agent as cash collateral an amount equal to the maximum amount currently or at any time thereafter available to be drawn under outstanding Letters of Credit, and the Borrower hereby pledges to the Administrative Agent, the Managing Agents, the Co-Agents, the Issuing Bank, and the Banks, and grants to the Administrative Agent, the Managing Agents, the Co-Agents, the Issuing Bank, and the Banks a security interest in all such cash as security for all current and future obligations with respect to the Letters of Credit. Upon the occurrence of an Event of Default specified in
Section 6.01(f), automatically and without any notice to the Borrower, (a) the principal of and interest on the Loans and the Notes and all other amounts owing under this Agreement shall be due and payable, (b) the Commitments shall terminate and (c) the Borrower shall thereupon deposit with the Administrative Agent as cash collateral an amount equal to the maximum amount currently or at any time thereafter available to be drawn under outstanding Letters of Credit, and the Borrower hereby pledges to the Administrative Agent, the Managing Agents, the Co-Agents, the Issuing Bank and the Banks, and grants to the Administrative

Agent, the Managing Agents, the Co-Agents, the Issuing Bank and the Banks a security interest in all such cash as security for all current and future Reimbursement Obligations. Presentment, demand, protest or notice of any kind (other than the notice provided for in the first sentence of this Section 6.02) are hereby expressly waived.


                            ARTICLE 7

              ADDITIONAL CREDIT FACILITY PROVISIONS


          Section 7.01. Mandatory Suspension and Conversion of Fixed Rate Loans. A Bank's obligations to make, continue or convert into Fixed Rate Loans of any Type shall be suspended, all outstanding Loans of that Type shall be converted on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (c) below, on the last day such Bank may lawfully continue to maintain Loans of that Type or, in the case of clause
(d) below, on the day determined by such Bank to be the last Business Day before the effective date of the applicable restriction) into, and all pending requests for the making or continuation of or conversion into Loans of such Type by such Bank shall be deemed requests for, Base Rate Loans, if:

          (a) on or prior to the determination of an interest rate for a Fixed Rate Loan of that Type for any Interest Period, the Administrative Agent determines that for any reason appropriate information is not available to it for purposes of determining the Adjusted Eurodollar Rate for such Interest Period;

          (b) on or prior to the first day of any Interest Period for a Fixed Rate Loan of that Type, such Bank determines that the Adjusted Eurodollar Rate as determined by the Administrative Agent for such Interest Period would not accurately reflect the cost to such Bank of making, continuing or converting into a Fixed Rate Loan of such Type for such Interest Period;

          (c) at any time such Bank determines that any Regulatory Change makes it unlawful or impracticable for such Bank or its applicable Lending Office to make, continue or convert into any Fixed Rate Loan of that Type, or to comply with its obligations hereunder in respect thereof; or

          (d) such Bank determines that, by reason of any Regulatory Change, such Bank or its applicable Lending Office is restricted, directly or indirectly, in the amount that it may hold of (i) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to Fixed Rate Loans of that Type is directly or indirectly determined or (ii) the category of assets that includes Fixed Rate Loans of that Type.

If, as a result of this Section 7.01, any Loan of any Bank that would otherwise be made or maintained as or converted into a Fixed Rate Loan of any Type for any Interest Period is instead made or maintained as or converted into a Base Rate Loan, then, unless the corresponding Loan of each of the other Banks is also to be made or maintained as or converted into a Base Rate Loan, such Loan shall be treated as being a Fixed Rate Loan of such Type for such Interest Period for all purposes of this Agreement (including the timing, application and proration among the Banks of interest payments, conversions and prepayments) except for the calculation of the interest rate borne by such Loan. The Administrative Agent shall promptly notify the Borrower and each Bank of the existence or occurrence of any condition or circumstance specified in clause (a) above, and each Bank shall promptly notify the Borrower and the Administrative Agent of the existence or occurrence of any condition or circumstance specified in clause (b), (c) or (d) above applicable to such Bank's Loans, but the failure by the Administrative Agent or such Bank to give any such notice shall not affect such Bank's rights hereunder.

          Section 7.02. Regulatory Changes. If in the determination of any Bank (an "Affected Bank") (a) any Regulatory Change shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Bank with respect to any Loan or Swing Loan or Letter of Credit or the return to be earned by such Bank on any Loan or Swing Loan or Letter of Credit, (ii) impose a cost on such Bank or any Affiliate of such Bank that is attributable to the making or maintaining of or issuing of or participating in, or such Bank's commitment to make issue or participation, any Loan or Swing Loan or Letter of Credit, (iii) require such Bank or any Affiliate of such Bank to make any payment on or calculated by reference to the gross amount of any amount received by such Bank under any Loan Document or (iv) reduce, or have the effect of reducing, the rate of return on the capital of such Bank or any Affiliate of such Bank allocable to any Loan or Swing Loan or Letter of Credit or such Bank's commitment to make, issue or participate in any Loan or Swing Loan or Letter of Credit and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the applicable rates of interest payable under the Loan Documents, then the Borrower shall pay to such Bank such additional amounts as such Bank determines will, together with any adjustment in the applicable rates of interest payable hereunder, fully compensate for such reduction, increased cost or payment, such amounts to be paid, in the case of those applicable to prior periods, within 15 days after request by such Bank for such payment or, in the case of those applicable to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank. Each Bank will promptly notify the Borrower of any Regulatory Change of which it has knowledge that will entitle such Bank to compensation pursuant to this
Section 7.02, but the failure to give such notice shall not affect such Bank's right to such compensation.

          If additional moneys are required to be paid pursuant to this Section 7.02, then upon payment to an Affected Bank of all such additional moneys which have then accrued, the Borrower may upon written notice to the Administrative Agent and each Bank, the Borrower may terminate the obligations of the Affected Bank to make Loans of any Type or Types and in such event, the Borrower shall, prior to the time any payment pursuant to this
Section 7.02 is required to be made prepay all of the Loans of such Type or Types and reborrow such Loans as Loans of any other Type or Types by furnishing a notice of borrowing as contemplated by Section 1.02(a) but without satisfying the advance notice requirements of Section 1.02(a); provided that such notice shall pertain only to the Loans of the Affected Bank and shall have no effect on the obligations of the other Banks to make or maintain Loans of any Type.

          Section 7.03. Change of Lending Office. If an event occurs with respect to a Lending Office of any Bank that obligates the Borrower to pay any amount under Section 1.09(c), makes operable the provisions of clause (b) or (c) of Section
7.01 or entitles such Bank to make a claim under Section 7.02, such Bank shall, if requested by the Borrower, use reasonable efforts to designate another Lending Office or Offices the designation of which will eliminate such operability or reduce the amount such Bank is so entitled to claim, provided that such designation would not, in the sole and absolute discretion of such Bank, be disadvantageous to such Bank in any manner or contrary to such Bank's policies. Each Bank may at any time and from time to time change any Lending Office and shall give notice of any such change to the Administrative Agent and the Borrower. Except in the case of a change in the Lending Offices made at the request of the Borrower, the designation of a new Lending Office by any Bank shall not make operable the provisions of clause (b) or (c) of Section 7.01 or entitle such Bank to make a claim under
Section 7.02 if the operability of such clause or such claim results solely from such designation and not from a subsequent Regulatory Change.

          Section 7.04. Funding Losses. The Borrower shall pay to each Bank, upon request, such amount or amounts as such Bank determines are necessary to compensate it for any loss, cost or expense incurred by it as a result of (a) any payment, prepayment or conversion of a Fixed Rate Loan on a date other than the last day of an Interest Period for such Fixed Rate Loan or (b) a Fixed Rate Loan for any reason not being made or converted, or any payment of principal thereof or interest thereon not being made, on the date therefor determined in accordance with the applicable provisions of this Agreement, other than pursuant to the requirements of Section 1.03(d). At the election of such Bank, and without limiting the generality of the foregoing, but without duplication, such compensation on account of losses may include an amount equal to the excess of (i) the interest (excluding the Applicable Margin) that would have been received from the Borrower under this Agreement on any amounts to be reemployed during an Interest Period or its remaining portion over (ii) the interest component of the return that such Bank determines it could have obtained had it placed such amount on deposit in the interbank Dollar market selected by it for a period equal to such Interest Period or its remaining portion.

          Section 7.05. Determinations. In making the determinations contemplated by Sections 7.01, 7.02 and 7.04, each Bank may make such estimates, assumptions, allocations and the like that such Bank in good faith determines to be appropriate, but such Bank's selection thereof in accordance with this Section 7.05, and the determinations made by such Bank on the basis thereof, shall be final, binding and conclusive upon the Borrower, except, in the case of such determinations, for manifest errors in computation or transmission. Each Bank shall furnish to the Borrower upon request a certificate outlining in reasonable detail the computation of any amounts claimed by it under this Article 7 and the assumptions underlying such computations.


                            ARTICLE 8

                    THE ADMINISTRATIVE AGENT


          Section 8.01. Appointment and Powers. Each Bank hereby irrevocably appoints and authorizes The Bank of New York, and The Bank of New York hereby agrees, to act as agent for and representative (within the meaning of Section 9-105(m) of the Uniform Commercial Code) of such Bank under the Loan Documents with such powers as are expressly delegated to the Administrative Agent and the Secured Party by the terms thereof, together with such other powers as are reasonably incidental thereto. The Administrative Agent's duties shall be purely ministerial and it shall have no duties or responsibilities except those expressly set forth in the Loan Documents and shall not be required under any circumstances to take any action that, in its judgment, is contrary to the Loan Documents or Applicable Law or would expose it to any Liability. The Administrative Agent shall not, by reason of its serving as the Administrative Agent, be a trustee or other fiduciary for any Bank.

          Section 8.02. Limitation on Administrative Agent's Liability. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents except for its or their own gross negligence or willful misconduct or knowing violations of law. The Administrative Agent shall not be responsible to any Bank for (a) any recitals, statements, representations or warranties contained in the Loan Documents or in any certificate or other document referred to or provided for in, or received by any of the Banks under, the Loan Documents,
(b) the validity, effectiveness or enforceability of the Loan Documents or any such certificate or other document, (c) the value or sufficiency of the Collateral, or (d) any failure by the Loan Parties to perform any of their obligations under the Loan Documents. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by the Loan Documents, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

          Section 8.03. Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment to it of facility fees or principal of or interest on Loans) unless the Administrative Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Banks. In the event of any Default, the Administrative Agent shall (subject to Section 8.05(b)) (a) in the case of a Default that constitutes an Event of Default, take either or both of the actions referred to in clauses (a) and (b) of the first sentence of Section 6.02 if so directed by the Required Banks, and (b) in the case of any Default, take such other action with respect to such Default as shall be reasonably directed by the Required Banks; provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Banks.

          Section 8.04.  Rights as a Managing Agent and as a

Bank. Each Person acting as the Administrative Agent that is also a Managing Agent and a Bank shall, in its capacity as a Managing Agent or a Bank, have the same rights and powers under the Loan Documents as any other Managing Agent or Bank and may exercise the same as though it were not acting as the Administrative Agent, and the term "Managing Agent", "Managing Agents", "Bank" or "Banks" shall include such Person in its individual capacity. Each Person acting as the Administrative Agent and its Affiliates may (without having to account therefor to any Managing Agent, the Co-Agents, or any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Loan Parties and their Affiliates as if it were not acting as the Administrative Agent, and such Person and its Affiliates may accept fees and other consideration from the Borrower and its Affiliates for services in connection with the Loan Documents or otherwise without having to account for the same to the Managing Agents, the Co-Agents, and the Banks.

          Section 8.05. Indemnification. (a) The Banks agree to indemnify the Administrative Agent (to the extent not reimbursed by the Loan Parties under the Loan Documents), ratably on the basis of the respective principal amounts of the Loans outstanding made by the Banks (or, if no Loans are at the time outstanding, ratably on the basis of their respective Commitments), for any and all Liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including the costs and expenses that the Loan Parties are obligated to pay under the Loan Documents) in any way relating to or arising out of the Loan Documents or any other documents contemplated thereby or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from gross negligence, willful misconduct or knowing violations of law by the Administrative Agent.

          (b) Notwithstanding any other provision of the Loan Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act thereunder unless it shall be indemnified to its satisfaction by the Banks against any and all Liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

          Section 8.06. Non-Reliance on Administrative Agent, Managing Agents, Co-Agents, and Other Banks. Each Managing Agent, each Co-Agent, and each Bank agrees that it has, independently and without reliance on the Administrative Agent or any other Managing Agent, Co-Agent, or Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Loan Parties, its own evaluation of the Collateral, and its own decision to enter into the Loan Documents, and that it will, independently and without reliance upon the Administrative Agent or any other Managing Agent, Co-Agent, or Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. The Administrative Agent, the Managing Agents, and the Co-Agents each shall not be required to keep itself informed as to the performance or observance by the Loan Parties of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of any Loan Party or any Subsidiary thereof or the Collateral. Except for notices, reports and other documents and other Information expressly required to be furnished to the Banks or the Managing Agents or the Co-Agents by the Administrative Agent or the Managing Agents or the Co-Agents under the Loan Documents, the Administrative Agent and the Managing Agents and the Co-Agents shall not have any duty or responsibility to provide any Bank or other Co-Agent or other Managing Agent with any credit or other Information concerning the affairs, financial condition or business of any Loan Party or any Subsidiary thereof that may come into the possession of the Administrative Agent or any Managing Agent or any Co-Agent or any of its Affiliates.

          Section 8.07. Execution and Amendment of Loan Documents on Behalf of the Banks. Each Bank hereby authorizes the Administrative Agent to execute and deliver, in the name of and on behalf of such Bank, (a) the Guaranty Agreement, (b) the Security Agreement, (c) all UCC financing and continuation statements and other documents the filing or recordation of which are, in the determination of the Administrative Agent, necessary or appropriate to create, perfect or maintain the perfected status of the Collateral, and (d) with such Bank's consent, any other Loan Document requiring execution by or on behalf of such Bank. The Administrative Agent shall consent to any amendment of any term, covenant, agreement or condition of the Guaranty Agreement or the Security Agreement, or to any waiver of rights thereunder, if, but only if, the Administrative Agent is directed to do so in writing by the Managing Agents, the Co-Agents, and the Required Banks; provided, however, that (i) the Administrative Agent shall not be required to consent to any such amendment or waiver that affects its rights or duties, (ii) the Administrative Agent shall not, unless directed to do so in writing by each Bank, consent to any assignment by any Loan Party of any of its rights or obligations under any such agreement, and
(iii) the Administrative Agent shall not, unless directed to do so in writing by the Supermajority Banks (A) release any Collateral or (B) release any Guarantor from its obligations under Section 1.01 of the Guaranty Agreement, except as required or contemplated by the Loan Documents; provided further, that clause (iii) hereof shall not be amended without the written consent of all the Banks; and provided further, that the Banks hereby consent to the execution of the Security Agreement

Amendment on, or effective as of, the Effective Date, and such other instruments (including UCC-3 termination statements and amendments) in connection therewith, and the execution of the Guaranty Agreement Amendment on, or effective as of, the GATX Effective Date.

          Section 8.08.  Resignation of the Administrative Agent.

Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Managing Agents, the Co-Agents, the Banks, and the Borrower. Upon receipt of any such notice of resignation, the Managing Agents, the Co-Agents, and the Required Banks may, after consultation with the Borrower, appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Managing Agents, the Co-Agents, and the Required Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Managing Agents, the Co-Agents, and the Banks and after consultation with the Borrower, appoint a successor Administrative Agent. Upon the acceptance by any Person of its appointment as a successor Administrative Agent, such Person shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations as Administrative Agent under the Loan Documents.


                            ARTICLE 9

                          MISCELLANEOUS


          Section 9.01.  Notices and Deliveries.

               (i)  Manner of Delivery.  All notices,
communications and materials (including all Information) to be given or delivered pursuant to this Agreement shall, except in those cases where a telephone notice is expressly permitted, be in writing (which shall include facsimile transmissions).
Notices under Sections 1.02, 1.03(c), 1.05, 1.07 and 6.02 may be by telephone, promptly, in the case of each notice other than one under Section 6.02, confirmed in writing. In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent that the Administrative Agent has acted in reliance on such telephonic notice.

               (ii) Addresses. All notices, communications and materials to be given or delivered pursuant to this Agreement shall be given or delivered at the following respective addresses and facsimile and telephone numbers and to the attention of the following individuals or departments:

               (A)  if to the Borrower, to it at:

               Sequa Corporation
               200 Park Avenue
               New York, New York 10166

               Facsimile No.:  (212) 370-3419 or 370-1969
               Telephone No.:  (212) 986-5500

               Attention:     Treasurer

               (B)  if to the Administrative Agent, to it at:

               The Bank of New York, as Administrative Agent
               One Wall Street
               New York, New York  10286

               Facsimile No.:  (212) 635-6365
               Telephone No.:  (212) 635-4695

               Attention:     Carolyn Surles
                              Agency Function Administration

               with a copy to:

               The Bank of New York
               One Wall Street
               New York, New York  10286

               Facsimile No.:   (212) 635-1480
               Telephone No.:   (212) 635-1368

               Attention:     William A. Kerr,
                              New York Corporate Division

               (C)  if to the Swing Loan Lender, to it at:

               The Bank of New York, as Swing Loan Lender
               One Wall Street
               New York, New York  10286

               Facsimile No.:  (212) 635-6365
               Telephone No.:  (212) 635-4695

               Attention:     Carolyn Surles
                              Agency Function Administration

               with a copy to:

               The Bank of New York
               One Wall Street
               New York, New York  10286

               Facsimile No.:   (212) 635-1480
               Telephone No.:   (212) 635-1368

               Attention:     William A. Kerr,
                              New York Corporate Division

               (D)  if to the Issuing Bank, to it at:

               The Bank of New York
               One Wall Street
               New York, New York  10286

               Facsimile No.:   (212) 635-6465
               Telephone No.:   (212) 635-4695

               Attention:     Carolyn Surles
                              Agency Function Administration

               with a copy to:

               The Bank of New York
               One Wall Street
               New York, New York  10286

               Facsimile No.:   (212) 635-1480
               Telephone No.:   (212) 635-1368

               Attention:     William A. Kerr,
                              New York Corporate Division

               (E) if to any Managing Agent, any Co-Agent, or any Bank, to it at the address or facsimile or telephone number and to the attention of the individual or department, set forth below such Managing Agent's or Co-Agent's or Bank's name under the heading "Notice Address" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, set forth under the heading "Notice Address" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment;

or at such other address or facsimile or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice specifically captioned "Notice of Change of Address" given to (x) if the party to which such information pertains is the Borrower, the Administrative Agent, each Managing Agent, the Issuing Bank, each Co-Agent, and each Bank, (y) if the party to which such information pertains is the Administrative Agent, the Borrower, each Managing Agent, the Issuing Bank, each Co-Agent, and each Bank and (z) if the party to which such information pertains is a Bank, the Borrower, each Managing Agent, the Issuing Bank, each Co-Agent, and the Administrative Agent.

               (iii)  Effectiveness.  Each notice and
communication and any material to be given or delivered pursuant to this Agreement shall be effective or deemed delivered or furnished (A) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third Business Day after such notice, communication or material, addressed as above provided is delivered to a United States post office and a receipt therefor is issued thereby, (B) if given by any other means of physical delivery, when such notice, communication or material is delivered to the appropriate address as above provided, (C) if sent by facsimile, when such notice, communication or material is transmitted to the appropriate facsimile number as above provided and is received at such number and (D) if given by telephone, when communicated to the individual or any member of the department specified as the individual or department to whose attention notices, communications and materials are to be given or delivered, or, in the case of notice by the Administrative Agent to the Borrower under Section 6.02 given by telephone as provided below, if any individual or any member of the department to whose attention notices, communications and materials are to be given or delivered is unavailable at the time, to any other officer or employee of the Borrower, except that notices of a change of address, telex, facsimile or telephone number or individual or department to whose attention notices, communications and materials are to be given or delivered, and notices to the Administrative Agent under Sections 1.02, 1,03(a), 1.04(c), 1.06, 1.08, 1.09 and 1.12(b), shall not be effective, and materials to be furnished to any Managing Agent, the Issuing Bank, any Co-Agent, or any Bank pursuant to Article 5 shall not be deemed furnished, until received, and such notices to the Administrative Agent, any Managing Agent, the Issuing Bank, or any Co-Agent shall not be deemed received until received by the officer of the Administrative Agent, Managing Agent, the Issuing Bank, or Co-Agent responsible, at the time, for the administration of this Agreement.

               (iv) Reasonable Notice. Any requirement under Applicable Law of reasonable notice by the Administrative Agent, the Managing Agents, the Issuing Bank, the Co-Agents, or the Banks to the Borrower of any event in connection with, or in any way related to, the Loan Documents or the exercise by the Administrative Agent, the Managing Agents, the Issuing Bank, the Co-Agents, or the Banks of its or their rights thereunder shall be met if notice of such event is given to the Borrower in the manner prescribed above at least 10 days before (A) the date of such event or (B) the date after which such event will occur.

          Section 9.02.  Expenses; Indemnification.  Whether or
not any Loans are made or Letters of Credit are issued hereunder, the Borrower shall:

          (a) pay or reimburse the Administrative Agent, each Managing Agent, the Issuing Bank, the Swing Loan Lender, each Co-Agent, and each Bank for all transfer, documentary, stamp and similar taxes, and all recording and filing fees and taxes, payable in connection with, arising out of, or in any way related to, the execution, delivery and performance of the Loan Documents or the making of the Loans or the Swing Loans or the issuance of the Letters of Credit;

          (b) pay or reimburse the Administrative Agent, the Managing Agents, the Issuing Bank, the Swing Loan Lender, the Co-Agents, and the Banks for all reasonable costs and expenses (including reasonable fees and disbursements of legal counsel, appraisers, accountants and other experts employed or retained by the Administrative Agent and including, in the case of (2) below, reasonable allocation of costs of internal counsel of any Bank)
(1) incurred by the Administrative Agent in connection with, arising out of, or in any way related to (i) the negotiation, preparation, execution and delivery of (A) the Loan Documents and
(B) whether or not executed, any waiver, amendment or consent thereunder or thereto, (ii) the administration of and any operations under the Loan Documents (but only such costs and expenses as shall be out-of-pocket), or (iii) consulting with respect to any matter in any way arising out of, related to, or connected with, the Loan Documents, including (A) the protection, preservation, exercise or enforcement of any of the rights of the Administrative Agent, the Managing Agents, the Issuing Bank, the Swing Loan Lender, the Co-Agents, or the Banks in, under or related to the Loan Documents or (B) the performance of any of the obligations of the Administrative Agent, the Managing Agents, the Issuing Bank, the Swing Loan Lender, the Co-Agents, or the Banks under or related to the Loan Documents, and (2) incurred by the Administrative Agent, the Managing Agents, the Issuing Bank, the Swing Loan Lender, the Co-Agents, and the Banks in connection with, arising out of, or in any way related to protecting, preserving, exercising or enforcing any of the rights of the Administrative Agent, the Managing Agents, the Co-Agents, the Issuing Bank, the Swing Loan Lender or the Banks in, under or related to the Loan Documents; and

          (c) indemnify and hold each Indemnified Person harmless from and against all losses (including judgments, penalties and fines) suffered, and pay or reimburse each Indemnified Person for all costs and expenses (including reasonable fees and disbursements of legal counsel (including reasonable allocation of costs of internal counsel) and other experts employed or retained by such Indemnified Person) incurred, by such Indemnified Person in connection with, arising out of, or in any way related to (i) any Loan Document Related Claim (whether asserted by such Indemnified Person or the Borrower or any other Person), including the prosecution or defense thereof and any litigation or proceeding with respect thereto (whether or not, in the case of any such litigation or proceeding, such Indemnified Person is a party thereto), or (ii) any investigation, governmental or otherwise, arising out of, related to, or in any way connected with, the Loan Documents or the relationships established thereunder, except that the foregoing indemnity shall not be applicable to any loss suffered by any Indemnified Person to the extent such loss is determined by a judgment of a court that is binding on the Borrower and such Indemnified Person, final and not subject to review on appeal, to be the result of acts or omissions on the part of such Indemnified Person constituting (x) gross negligence or willful misconduct, (y) knowing violations of law or (z) in the case of claims by the Borrower against such Indemnified Person, such Indemnified Person's failure to observe any other standard applicable to it under any of the other provisions of the Loan Documents or, but only to the extent not waivable thereunder, Applicable Law.

          Section 9.03. Amounts Payable Due upon Request for Payment. All amounts payable by the Borrower under Section 9.02 and under the other provisions of this Agreement shall, except as otherwise expressly provided, be immediately due upon request for the payment thereof.

          Section 9.04. Remedies of the Essence. The various rights and remedies of the Administrative Agent, the Managing Agents, the Co-Agents, and the Banks under this Agreement are of the essence of this Agreement, and the Administrative Agent, the Managing Agents, the Co-Agents, and the Banks shall be entitled to obtain a decree requiring specific performance of each such right and remedy.

          Section 9.05. Rights Cumulative. Each of the rights and remedies of the Administrative Agent, the Managing Agents, the Co-Agents, and the Banks under this Agreement shall be in addition to all of their other rights and remedies under the Loan Documents and Applicable Law, and nothing in the Loan Documents shall be construed as limiting any such rights or remedies.

          Section 9.06. Disclosures. The Administrative Agent, the Managing Agents, the Co-Agents, and the Banks may disclose to, and exchange and discuss with, any other Person (the Administrative Agent, the Managing Agents, the Co-Agents, the Banks and each such other Person being hereby irrevocably authorized to do so) any Information concerning the Borrower or any Subsidiary (whether received by the Administrative Agent, the Managing Agents, the Co-Agents, the Banks or such other Person in connection with or pursuant to the Loan Documents or otherwise) for the purpose of (a) complying with Applicable Law, (b) protecting, preserving, exercising or enforcing any of its rights in, under or related to the Loan Documents, (c) performing any of its obligations under or related to the Loan Documents or (d) consulting with respect to any of the foregoing matters.

          Section 9.07. Amendments; Waivers. Any term, covenant, agreement or condition of this Agreement may be amended, and any right under this Agreement may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Required Banks and, if the rights and duties of the Administrative Agent, the Managing Agents, or the Co-Agents are affected thereby, by the Administrative Agent, the Managing Agents, or the Co-Agents, as the case may be, and, in the case of an amendment, by the Borrower; provided, however, that no amendment or waiver shall be effective, unless in writing and signed by all Banks, to the extent it (i) increases the amount of a Bank's Commitment, (ii) reduces the principal of or the rate of interest on a Bank's Loans or Notes or the facility fees payable to a Bank hereunder, (iii) postpones any date fixed for any payment of principal of or interest on a Bank's Loans or Notes or the facility fees payable to a Bank hereunder or (iv) amends the definition of Required Banks, this Section 9.07, Article 2 or any provision of this Agreement requiring the consent or other action of all of the Banks. Unless otherwise specified in such waiver, a waiver of any right under this Agreement shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Administrative Agent, any Managing Agent, the Issuing Bank, any Co-Agent, or any Bank under this Agreement or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the Administrative Agent, any Managing Agent, the Issuing Bank, any Co-Agent, or any Bank under this Agreement or Applicable Law.

          Section 9.08. Set-Off; Suspension of Payment and Performance. The Administrative Agent, each Managing Agent, the Issuing Bank, each Co-Agent, and each Bank is hereby authorized by the Borrower, at any time and from time to time, without notice, (a) during any Event of Default, to set off against, and to appropriate and apply to the payment of, the Liabilities of the Borrower under this Agreement (whether owing to such Person or to any other Person that is the Administrative Agent, a Managing Agent, the Issuing Bank, a Co-Agent, or a Bank and whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all Liabilities owing by such Person or any of its Affiliates to the Borrower or any Wholly Owned Subsidiary (whether payable in Dollars or any other currency, whether matured or unmatured and, in the case of Liabilities that are deposits, whether general or special, time or demand and however evidenced and whether maintained at a branch or office located within or without the United States) and (b) during any Default, to suspend the payment and performance of such Liabilities owing by such Person or its Affiliates and, in the case of Liabilities that are deposits, to return as unpaid for insufficient funds any and all checks and other items drawn against such deposits.

          Section 9.09. Sharing of Recoveries. Each Bank agrees that, if, for any reason, including as a result of (i) the exercise of any right of counterclaim, set-off, banker's lien or similar right, (ii) its claim in any applicable bankruptcy, insolvency or other similar law being deemed secured by a Debt owed by it to any Loan Party, including a claim deemed secured under Section 506 of the Bankruptcy Code, or (iii) the allocation of payments by the Administrative Agent or any Loan Party in a manner contrary to the provisions of Section 1.12, such Bank shall receive payment of a proportion of the aggregate amount due and payable to it hereunder as principal, interest or facility fees that is greater than the proportion received by any other Bank in respect of the aggregate of such amounts due and payable to such other Bank hereunder, then the Bank receiving such proportionately greater payment shall purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the rights of the other Banks hereunder so that all such recoveries with respect to such amounts due and payable hereunder (net of costs of collection) shall be pro rata; provided that if all or part of such proportionately greater payment received by the purchasing Bank is thereafter recovered by or on behalf of any Loan Party from such Bank, such purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such Bank to the extent of such recovery, but without interest (unless the purchasing Bank is required to pay interest on the amount recovered to the Person recovering such amount, in which case the selling Bank shall be required to pay interest at a like rate). The Borrower expressly consents to the foregoing arrangements and agrees that any holder of a participation in any rights hereunder so purchased or acquired pursuant to this Section 9.09(a) shall, with respect to such participation, be entitled to all of the rights of a Bank under Sections 7.02, 7.04, 9.02 and 9.08 and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrower were directly indebted to the holder of such participation for Loans in the amount of such participation.

          Section 9.10. Assignments and Participations. (a) Assignments. (i) The Borrower may not assign any of its rights or obligations under this Agreement without the prior written consent of each Bank, and no assignment of any such obligation shall release the Borrower therefrom unless each Bank shall have consented to such release in a writing specifically referring to the obligation from which the Borrower is to be released.

               (ii) Each Bank may from time to time assign any or all of its rights and obligations, in a minimum amount of $5,000,000, under this Agreement to one or more Persons with the consent of the Borrower and the Issuing Bank, which may not be unreasonably withheld; provided that no such assignment shall be effective unless and until (x) the assignor and the assignee shall have given the Borrower and the Administrative Agent a Notice of Assignment with respect thereto and (y) either the assignor or the assignee shall have paid an assignment fee to the Administrative Agent in the amount of $2,500. In the event of any such assignment by a Bank, the Borrower shall, upon request of such Bank, against receipt of the existing Notes of the assignor Bank, issue new Notes to the assignee Bank and, in the case of a partial assignment, to the assignor Bank, appropriately reflecting such assignment. Notwithstanding the foregoing, each Bank may from time to time pledge and assign any or all of its rights and obligations under this Agreement as collateral to a federal reserve bank without the consent on the Borrower or the Issuing Bank.

          (b)  Participations.  Each Bank may from time to time,
(A) with the consent of the Issuing Bank, which consent shall not be unreasonably withheld sell or otherwise grant participations in any or all of its rights and obligations under this Agreement to one or more Persons. No participation sold or otherwise granted pursuant to this Section 9.10(b) shall require the consent of the Borrower.

          (c) Rights of Assignees and Participants. Each assignee of, and each holder of a participation in, the rights of any Bank under this Agreement, if and to the extent the applicable assignment or participation agreement so provides, (i) shall, with respect to its assignment or participation, be entitled to all of the rights of a Bank (as fully, in the case of a holder of a participation, as though it were a Bank) and (ii) may exercise any and all rights of set-off or banker's lien with respect thereto (as fully, in the case of a holder of a participation, as though the Borrower were directly indebted to such holder for amounts payable under this Agreement to which such holder is entitled under the applicable participation agreement); provided, however, that (A) no assignee or holder of a participation shall be entitled to any amounts that would otherwise be payable to it with respect to its assignment or participation under Section 1.09(b) or (c) or Section 7.02 unless
(x) such amounts are payable in respect of Regulatory Changes that become effective or are implemented or first required or expected to be complied with after the date the applicable assignment or participation agreement was executed or (y) such amounts would have been payable to the Bank that made such assignment or granted such participation if such assignment had not been made or such participation had not been granted, and (B) none of the Banks shall agree, in connection with any participation agreement, to restrict its ability to make any modification or amendment to, or waiver under, this Agreement except for any such modification, amendment or waiver which would
(x) reduce the facility fees payable hereunder or the principal of, or the interest rate applicable to, the Loans or the Notes,
(y) extend the Termination Date or any scheduled date for payment of principal, interest or facility fees hereunder, or (z) change the Commitment of such Bank.

          (d)  Notwithstanding the other provisions of this
Section 9.10, each Bank may at any time, without complying with any restrictions set forth in this Section 9.10, assign all or any portion of its rights under such Bank's Commitment under this Agreement, its Loans and its Notes to (i) an Affiliate of such Bank or (ii) a Federal Reserve Bank, provided that any such assignment to a Federal Reserve Bank shall not release the Bank assignor from its obligations under this Agreement.

          Section 9.11.  Governing Law.  This Agreement and the
Notes (including matters relating to the Maximum Permissible
Rate) shall be construed in accordance with and governed by the substantive law of the State of New York.

          Section 9.12. Judicial Proceedings; Waiver of Jury Trial. Any judicial proceeding brought against the Borrower with respect to any Loan Document Related Claim may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, the Borrower (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Loan Document Related Claim and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. The Borrower hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 9.01(ii), and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail. Nothing herein shall affect the right of the Administrative Agent, any Managing Agent, the Issuing Bank, any Co-Agent, any Bank, or any other Indemnified Person to serve process in any other manner permitted by law or shall limit the right of the Administrative Agent, any Managing Agent, the Issuing Bank, any Co-Agent, any Bank, or any other Indemnified Person to bring proceedings against the Borrower in the courts of any other jurisdiction. Any judicial proceeding by the Borrower against the Administrative Agent, any Managing Agent, the Issuing Bank, any Co-Agent, or any Bank involving any Loan Document Related Claim shall be brought only in a court located in, the case of the Administrative Agent, the Issuing Bank, the City and State of New York and, in the case of a Bank, a Co-Agent, or a Managing Agent, the Issuing Bank, the jurisdiction in which such Bank's, such Co-Agent's, or such Managing Agent's principal United States office is located. THE BORROWER, THE ADMINISTRATIVE AGENT, EACH MANAGING AGENT, THE ISSUING BANK, EACH CO-AGENT, AND EACH BANK HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY LOAN DOCUMENT RELATED CLAIM.

          Section 9.13. LIMITATION OF LIABILITY. NEITHER THE ADMINISTRATIVE AGENT, THE MANAGING AGENTS, THE CO-AGENTS, THE ISSUING BANK, THE SWING LOAN LENDER NOR THE BANKS NOR ANY OTHER INDEMNIFIED PERSON SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND THE BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED BY THE BORROWER IN CONNECTION WITH ANY LOAN DOCUMENT RELATED CLAIM.

          Section 9.14. Reference Banks. Each Reference Bank shall furnish to the Administrative Agent timely Information for the purpose of determining the CD Rate and the Eurodollar Rate. If any Reference Bank shall notify the Administrative Agent that thenceforth it shall not be able to furnish such information in a timely manner or shall assign all of its Loans or Commitment to a Person that is not an Affiliate of such Reference Bank, the Administrative Agent shall, with the consent of the Managing Agents, the Co-Agents, and the Required Banks and after consultation with the Borrower, appoint another Bank as a Reference Bank in place of such Reference Bank.

          Section 9.15. Severability of Provisions. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Borrower hereby waives any provision of Applicable Law that renders any provision of this Agreement prohibited or unenforceable in any respect.

          Section 9.16.  Counterparts.  This Agreement may be
signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

          Section 9.17. Survival of Obligations. Except as otherwise expressly provided therein, the rights and obligations of the Borrower, the Administrative Agent, the Managing Agents, the Co-Agents, the Banks, and the other Indemnified Persons under this Agreement shall survive the Repayment Date.

          Section 9.18. Entire Agreement. This Agreement and the Notes embody the entire agreement among the Borrower, the Administrative Agent, the Managing Agents, the Issuing Bank, the Co-Agents, and the Banks relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

          Section 9.19.  Successors and Assigns.  All of the
provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          Section 9.20. Acceptance of Release of Rights by Guarantors. The Borrower hereby accepts the releases effected by
Section 1.11(a) of the Guaranty Agreement and agrees not to restore or attempt to restore any of the rights thereby released.


                           ARTICLE 10

                         INTERPRETATION


          Section 10.01.  Definitional Provisions.  (a)  Defined
Terms.  For the purposes of this Agreement:

          "Accumulated Funding Deficiency" has the meaning ascribed to that term in Section 302 of ERISA.

          "Adjusted Eurodollar Rate" means, for any Interest Period, a rate per annum (rounded upward, if necessary, to the next higher 1/16 of 1%) equal to the rate obtained by dividing
(i) the Eurodollar Rate for such Interest Period by (ii) a percentage equal to 1 minus the Reserve Requirement in effect from time to time during such Interest Period.

          "Administrative Agent" means The Bank of New York, as agent for and representative (within the meaning of Section 9-105(m) of the Uniform Commercial Code) of the Banks under Loan Documents, and any successor Administrative Agent appointed pursuant to Section 8.08.

          "Administrative Agent's Office" means the address of the Administrative Agent specified in or determined in accordance with the provisions of Section 9.01(ii).

          "Affected Bank" has the meaning ascribed to it in
Section 7.02.

          "Affiliate" means, with respect to a Person, any other
Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person; unless otherwise specified, "Affiliate" means an Affiliate of the Borrower.

          "Agreement" means this Agreement, including all schedules, annexes and exhibits hereto, as it may be amended, supplemented or otherwise modified or restated.

          "Agreement Date" means December 14, 1993.

          "Applicable Law" means, anything in Section 9.11 to the contrary notwithstanding, (i) all applicable common law and principles of equity and (ii) all applicable provisions of all
(A) constitutions, statutes, rules, regulations and orders of governmental bodies, (B) Governmental Approvals and (C) orders, decisions, judgments and decrees of all courts (whether at law or in equity or admiralty) and arbitrators.

          "Applicable Margin" means the applicable percentage, determined as follows:

If the Fixed                  Then the Applicable Margin for
Charge Coverage               each of the following Types of
Ratio is:                     Loan or Swing Loan shall be:

                              Eurodollar
                                 Rate             Base Rate

less than or equal
to 2.0 to 1.0                   2.00%               1.00%

greater than 2.0 to 1.0
but less than or equal
to 2.5 to 1.0                   1.75%               0.75%

greater than 2.5 to 1.0
but less than or equal
to 2.75 to 1.0                  1.50%               0.50%

greater than 2.75 to 1.0        1.00%               0.00%

provided that if at any time the Administrative Agent determines in its reasonable judgment, or is informed by any applicable governmental authority or agency, that the Loans and/or Commitments of the Banks hereunder should be classified as a "highly leveraged transaction" as defined in any applicable law, or governmental rule, regulation, order or request (whether or not having the force of law and including, without limitation, those announced or published prior to the date of this Agreement), the Administrative Agent shall so notify the Banks and the Borrower and, on and after the date of such notification, the Applicable Margin for each Type of Loan shall be increased by 0.5%.

          The Applicable Margin shall in each case (other than each case for which the Applicable Margin shown above is 0.00%) be reduced by 0.125% for so long as the Borrower's long-term senior debt shall be rated both (a) BBB- or better by Standard & Poor's Corporation and (b) Baa3 or better by Moody's Investors

Service.

          For the purposes of this definition Fixed Charge Coverage Ratio (a) shall be determined, based upon Information contained in the financial statements delivered pursuant to
Section 5.01(a) or Section 5.01(b), as the case may be, as of the earlier of (i) each date of receipt by The Bank of New York of the respective balance sheets delivered pursuant to Section 5.01(a) or Section 5.01(b) and (ii) the last date prescribed for the delivery thereof pursuant to Section 5.01(a) or Section 5.01(b), as the case may be, and (b) shall be effective from such date until the following date as of which a determination of Fixed Charge Coverage Ratio is made pursuant to clause (a) of this sentence.

          "Assessment Rate" means, at any time, the annual rate (rounded upwards, if necessary, to the next higher 1/100th of 1%) then estimated by The Bank of New York as the net annual assessment rate that will be employed in determining the annual assessment payable by such bank to the Federal Deposit Insurance Corporation (or any successor) for insuring domestic Dollar deposits at such bank.

          "Asset Acquisition" means the acquisition of all or substantially all of the assets of a corporation, partnership or other similar entity, or a division thereof.

          "Asset Sale" means the sale, lease, license, transfer or other disposition (including Sale and Leaseback Transactions) by the Borrower or any of its Subsidiaries to any Person other than the Borrower or any of its Subsidiaries of any asset or any interest therein, other than any disposition of Margin Stock, or of receivables in accordance with the Receivables Purchase Agreement.

          "Bank" means (i) any Person listed on the signature pages hereof following the Administrative Agent or (ii) any successor or assignee of any Bank, including any assignee pursuant to Section 9.10(a).

          "Bank Default" means (i) the refusal (which has not been retracted) of a Bank to make available its portion of any Borrowing or (ii) a Bank having notified in writing the Borrower and/or the Administrative Agent that it does not intend to comply with its obligations under Sections 1.01, 1.02, 1.03 or 1.08, in each case other than its determination in good faith that compliance with such Sections is not required hereunder.

          "Base Rate" means the greater, at the time that interest is calculated, of (i) the Prime Rate, or (ii) 0.50% plus the Federal Funds Rate.

          "Base Rate Loan" means any Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Base Rate.

          "Base Rate Note" means any promissory note in the form of Exhibit A-1.

          "Benefit Plan" of any Person, means, at any time, any employee benefit plan (including a Multiemployer Benefit Plan), the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, or at any time within six years immediately preceding the time in question were, in whole or in part, the responsibility of such Person or an ERISA Affiliate of such Person.

          "Borrower" means Sequa Corporation, a Delaware corporation, and its successors and assigns.

          "Business Day" means any day other than a Saturday, Sunday or other day on which banks in New York City are authorized to close.

          "Capital Expenditure" means with respect to any Person, any expense or Liability incurred or expenditure made, in each case in connection with long-lived tangible assets used for the production of goods or services, which, in accordance with Generally Accepted Accounting Principles, is required to be capitalized on such Person's balance sheet as property, plant and equipment; provided that Capital Expenditure shall not include any expense or Liability incurred or expenditure made in connection with the acquisition of any assets to the extent the same would constitute an Asset Acquisition.

          "Capital Lease", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with Generally Accepted Accounting Principles, is accounted for as a capital lease on the balance sheet of that Person.

          "Capital Security" means, with respect to any Person,
(i) any share of capital stock of such Person or (ii) any security convertible into, or any option, warrant or other right to acquire, any share of capital stock of such Person.

          "Co-Agent" means (i) any Bank identified as a Co-Agent on the first page of this Agreement, and (ii) any successor of such Bank.

          "Code" means the Internal Revenue Code of 1986 (as amended).

          "Collateral" has the meaning ascribed to that term in the Security Agreement.

          "Commitment" of any Bank means (i) the amount set forth opposite such Bank's name under the heading "Commitment" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's Commitment assigned to such Bank, in either case as the same may be reduced from time to time pursuant to Section 1.07 or increased or reduced from time to time pursuant to assignments in accordance with Section 9.10(a), or (ii) as the context may require, the obligation of such Bank to make Loans in an aggregate unpaid principal amount not exceeding such amount.

          "Commitment Percentage" means, with respect to any Bank, the percentage equivalent to the fraction the numerator of which is the amount set forth opposite such Bank's name on Annex A hereto under the heading "Commitment" and the denominator of which is the aggregate of all amounts set forth on Annex A under the heading "Commitment".

          "Committed Facility" means a Contract or understanding pursuant to which a financial institution or group of financial institutions have committed, for a fee computed at the rate of at least 10 basis points per annum, on the terms and subject to the conditions provided for therein and pursuant thereto, to extend credit to the Borrower or any of its Subsidiaries.

          "Consolidated Capitalization" means the sum of Consolidated Net Worth plus Consolidated Total Debt.

          "Consolidated Current Assets" means, at any date, the aggregate amount of all assets of the Borrower and its Consolidated Subsidiaries which would be classified as current assets, computed on a consolidated basis in accordance with Generally Accepted Accounting Principles, excluding, to the extent otherwise included, current assets of Discontinued Subsidiaries.

          "Consolidated Current Liabilities" means, at any date, the aggregate amount of all Liabilities of the Borrower and its Consolidated Subsidiaries (including Tax and other proper accruals) which would be classified as current liabilities, computed on a consolidated basis in accordance with Generally Accepted Accounting Principles, excluding, to the extent otherwise included, current Liabilities of Discontinued Subsidiaries and outstanding Loans under this Agreement.

          "Consolidated Current Ratio" means the ratio of (i) the Consolidated Current Assets to (ii) the Consolidated Current
Liabilities.

          "Consolidated Interest Expense" means, with respect to any period, the interest expense of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis including, without limitation, (i) the amortization of debt discount, (ii) the amortization of all fees payable in connection with the incurrence of Indebtedness to the extent included in interest expense and (iii) the portion of any obligation with respect to a Capital Lease allocable to interest expense. For the purposes of this definition, "Consolidated Subsidiary" shall not include Discontinued Subsidiaries.

          "Consolidated Net Income" for any period means the aggregate of the net income (or net deficit, as the case may be) of the Borrower and its Subsidiaries for such period, on a consolidated basis before the payment of dividends or the making of any distribution on any of the capital stock of the Borrower, determined in accordance with Generally Accepted Accounting Principles; provided, however, that all extraordinary gains in excess of all extraordinary losses shall be disregarded in the computation of Consolidated Net Income.

          "Consolidated Net Worth" means, as at any date of determination, the sum of the capital stock and additional paid-in capital plus/minus marketable equity securities valuation adjustment plus retained earnings (or minus accumulated deficit) excluding (x) any non-recurring restructuring charges taken with respect to then identified Discontinued Subsidiaries or Non-Core Businesses, (y) gains or losses with respect to any Discontinued Asset Sale or disposition of any Non-Core Business and (z) extraordinary gains or losses caused by the early redemption or other extinguishment of Indebtedness of the Borrower (in each case of (x), (y) and (z), taking into account any tax benefits from such charges or losses) less the cost of treasury stock of the Borrower and its Subsidiaries on a consolidated basis calculated in conformity with Generally Accepted Accounting Principles.

          "Consolidated Rental Payments" means, for any period, the aggregate amount of all rents paid under all Operating Leases of the Borrower and any of its Subsidiaries as lessee for such period, all as determined on a consolidated basis in conformity with Generally Accepted Accounting Principles. For the purposes of this definition, "Subsidiary" shall not include Discontinued Subsidiaries.

          "Consolidated Subsidiary" means, with respect to any Person at any time, any Subsidiary or other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time; unless otherwise specified, "Consolidated Subsidiary" means a Consolidated Subsidiary of the Borrower.

          "Consolidated Total Debt" means, as at any date of determination, the aggregate amount of all the Indebtedness of the Borrower and its Consolidated Subsidiaries at such date, all determined on a consolidated basis in conformity with Generally Accepted Accounting Principles. For the purposes of this definition, "Consolidated Subsidiary" shall not include Discontinued Subsidiaries.

          "Contract" means (i) any agreement (whether bi-lateral or uni-lateral or executory or non-executory and whether a Person entitled to rights thereunder is so entitled directly or as a third-party beneficiary), including an indenture, lease or license, (ii) any deed or other instrument of conveyance, (iii) any certificate of incorporation or charter and (iv) any bylaw.

          "Debt" means any Liability that constitutes "debt" or "Debt" under section 101(12) of the Bankruptcy Code or under the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent
Transfer Act or any analogous Applicable Law.

          "Default" means any condition or event that constitutes an Event of Default or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

          "Discontinued Asset Sale" means each Asset Sale involving the assets of a Discontinued Subsidiary.

          "Discontinued Subsidiary" means each Subsidiary or division of the Borrower or any Subsidiary identified on Schedule
4.08.

          "Dollars" and the sign "$" mean lawful money of the United States of America.

          "Domestic Lending Office" of any Bank means (i) the branch or office of such Bank set forth below such Bank's name under the heading "Domestic Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the branch or office of such Bank set forth under the heading "Domestic Leading Office" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment or (ii) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Domestic Rate Loans are to be made or maintained.

          "EBITDA" means, with respect to the Borrower and its Consolidated Subsidiaries for any period, its consolidated net income from continuing operations, as determined in accordance with Generally Accepted Accounting Principles, plus the sum of
(i) provision for income taxes, (ii) Consolidated Interest Expense, (iii) depreciation, depletion and amortization of properties, (iv) any non-recurring restructuring charges taken with respect to then identified Discontinued Subsidiaries or Non-Core Businesses, (v) losses with respect to any Discontinued Asset Sale or disposition of any Non-Core Business and (vi) extraordinary losses caused by the early redemption or other extinguishment of Indebtedness, in each case to the extent deducted in the determination of net income minus (1) gains with respect to any Discontinued Asset Sale or disposition of any Non-Core Business and (2) extraordinary gains caused by the early redemption or other extinguishment of Indebtedness, in each case to the extent included in the determination of net income.

          "Effective Date" has the meaning ascribed to it in
Section 2.01.

          "ERISA" means the Employee Retirement Income Security
Act of 1974 (as amended).

          "ERISA Affiliate" means, with respect to any Person, any other Person, including a Subsidiary or other Affiliate of such first Person, that is a member of any group of organizations within the meaning of Code Sections 414(b), (c), (m) or (o) of which such first Person is a member; unless otherwise specified, "ERISA Affiliate" means an ERISA Affiliate of the Borrower.

          "Eurodollar Business Day" means any Business Day on which dealings in Dollar deposits are carried on in the London interbank market and on which commercial banks are open for domestic and international business (including dealings in Dollar deposits) in London, England.

          "Eurodollar Lending Office" of any Bank means (i) the branch or office of such Bank set forth below such Bank's name under the heading "Eurodollar Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the branch or office of such Bank set forth under the heading "Eurodollar Lending Office" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment or (ii) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Eurodollar Rate Loans are to be made or maintained.

          "Eurodollar Note" means any promissory note in the form of Exhibit A-2.

          "Eurodollar Rate" means, for any Interest Period, the rate per annum determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the rates per annum determined, respectively, by each Reference Bank to be the rate at which such Reference Bank offered or would have offered to place with first-class banks in the London interbank market deposits in Dollars in amounts comparable to the Eurodollar Rate Loan of such Reference Bank to which such Interest Period applies, for a period equal to such Interest Period, at 11:00 a.m. (London time) on the second Eurodollar Business Day before the first day of such Interest Period. If any Reference Bank is unable or otherwise fails to furnish the Administrative Agent with appropriate rate information in a timely manner, the Administrative Agent shall determine the Eurodollar Rate based on the rate information furnished by the remaining Reference Banks.

          "Eurodollar Rate Loan" means any Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Adjusted Eurodollar Rate.

          "Event of Default" means any of the events specified in
Section 6.01.

          "Existing Benefit Plan" means any Benefit Plan listed on Schedule 4.10.

          "Existing Guaranty" means any Guaranty outstanding, to the extent, in the case of any Guaranty other than a Guaranty by SCC, set forth on Schedule 4.04, and any renewals and extensions thereof, provided that, in the case of any such renewals or extensions, the amount of the Liabilities so Guaranteed shall not be increased.

          "Existing Subsidiary Indebtedness" means, in the case of any Subsidiary (i) Indebtedness of such Subsidiary outstanding on the Agreement Date to the extent set forth on Schedule 4.19,
(ii) in the case of any Subsidiary that became a Subsidiary after the Agreement Date, any Indebtedness of such Subsidiary outstanding immediately prior to, and at the time such Subsidiary became a Subsidiary, but only if such Indebtedness was not incurred in contemplation thereof, and (iii) any Indebtedness of such Subsidiary constituting a renewal, extension or refunding of any Existing Subsidiary Indebtedness of such Subsidiary, but only if (A) at the time such Indebtedness is incurred and immediately after giving effect thereto, no Default would exist, (B) the principal amount of such Indebtedness does not exceed the principal amount of the Indebtedness so renewed, extended or refunded and (C) such Indebtedness bears interest at a rate per annum not exceeding the rate borne by, and on terms and conditions substantially the same as, the Indebtedness so renewed, extended or refunded except for any increase in interest rate that is commercially reasonable at the time such Indebtedness is incurred.

          "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate

(similarly rounded) quoted to The Bank of New York on such day on such transactions as determined by the Administrative Agent.

          "Fixed Charge Coverage Ratio" means the ratio of (i) EBITDA for the four consecutive fiscal quarters ending immediately prior to the date of determination plus the Consolidated Rental Payments for such period to (ii) the aggregate Consolidated Interest Expense plus Consolidated Rental Payments plus all dividends declared or paid (without duplication) upon stock of the Borrower or any Subsidiary for such period (without including any such dividend paid to the Borrower from any Subsidiary).

          "Funded Current Liability Percentage" has the meaning ascribed to that term in Code Section 401(a)(29).

          "GATX Documents" means the GATX Guaranty and Indemnity Agreement, the GATX Loan and Management Agreement and each other related agreement between the Borrower and/or SCC and GATX Capital Corporation relating to the disposition of or borrowing against the assets of SCC, in each case in form and substance (including, but not limited to, the extent of the Liabilities incurred by the Borrower in connection therewith) satisfactory to the Required Banks.

          "GATX Effective Date" means the first date on which the GATX Documents have been executed by the parties thereto and all closing conditions with respect to the effectiveness of the GATX Documents have been satisfied and SCC has received the proceeds of the loans or other advances contemplated by the GATX Documents.

          "GATX Guaranty and Indemnity Agreement" means the
Guaranty and Indemnity Agreement between the Borrower and GATX
Capital Corporation in form and substance satisfactory to the Required Banks.

          "GATX Loan and Management Agreement" means the Loan and
Management Agreement between SCC and GATX Capital Corporation in form and substance satisfactory to the Required Bank.

          "GATX Proceeds" means the aggregate cash proceeds of the loans or advances actually received by SCC from GATX Capital
Corporation as contemplated by the GATX Documents, to the extent such proceeds have been transferred (by dividend or other distribution on equity) to the Borrower.

          "Generally Accepted Accounting Principles" means (i) generally accepted accounting principles as in effect at December 31, 1992 as followed in the preparation of the audited consolidated balance sheet of the Borrower and the Consolidated Subsidiaries referred to in Schedule 5.02(a) for the fiscal year ended December 31, 1992 and the related statements of income, shareholders' equity and, as applicable, changes in financial position or cash flows for the fiscal year ended with the date of such balance sheet.

          "Governmental Approval" means any authorization, consent, approval, license or exemption of, registration or filing with, or report or notice to, any governmental unit.

          "Guarantor" means each of Casco Investors Corporation; Casco Products Corporation; Chromalloy American Corporation; Chromalloy Gas Turbine Corporation; Kollsman Manufacturing Company, Inc.; Northern Technologies, Inc.; Sequa Chemicals Inc.; Sequa Financial Corporation; and, prior to the GATX Effective Date, Sequa Capital Corporation.

          "Guaranty" of any Person means any obligation, contingent or otherwise, of such Person (i) to pay any Liability of any other Person or to otherwise protect, or having the practical effect of protecting, the holder of any such Liability against loss (whether such obligation arises by virtue of such Person being a partner of a partnership or participant in a joint venture or by agreement to pay, to keep well, to purchase assets, goods, securities or services or to take or pay, or otherwise) or
(ii) incurred in connection with the issuance by a third Person of a Guaranty of any Liability of any other Person (whether such obligation arises by letter of credit, or agreement to reimburse or indemnify such third Person or otherwise). The word "Guarantee" when used as a verb has the correlative meaning.

          "Guaranty Agreement" means the Guaranty Agreement, dated as of the November 13, 1991, among Casco Investors Corporation, Sequa Chemicals Inc., Chromalloy American Corporation, Chromalloy Gas Turbine Corporation and the Administrative Agent and the Guaranty Agreement, dated as of May 14, 1993, among Casco Products Corporation, Sequa Capital Corporation, Kollsman Manufacturing Company, Inc., Northern Technologies, Inc., Glenrock Can Systems, Inc., Northern Can Systems, Inc., Northern Can Systems of Wisconsin and the Administrative Agent, in each case as amended, modified or waived from time to time.

          "Guaranty Agreement Amendment" means the Amended and
Restated Guaranty Agreement in the form attached hereto as Exhibit B.

          "Indebtedness", as applied to any Person, means, without duplication, (i) all Indebtedness for Money Borrowed of that Person, (ii) that portion of obligations with respect to Capital Leases which is properly classified as a liability on a balance sheet of that Person in conformity with Generally Accepted Accounting Principles, (iii) notes payable of that Person and drafts accepted by that Person representing extensions of credit whether or not representing obligations for borrowed money, and (iv) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person.

          "Indebtedness for Money Borrowed" means, with respect to any Person, at the time any determination is to be made (i) all Indebtedness of such Person, current or funded, secured or unsecured, incurred in connection with borrowings (including the sale of debt securities) or the making available of credit or funds to or on behalf of another Person, (ii) all Indebtedness of such Person issued, incurred or assumed in respect of the purchase price of property except for trade accounts payable incurred in the ordinary course of business consistent with the policies of such Person in effect for the year ended
December 31, 1992 and (iii) all Capital Leases and Industrial Revenue Bonds of such Person. "Industrial Revenue Bonds" means, as at the time any determination thereof is to be made, any Indebtedness for Money Borrowed of a government of any state, or political subdivision thereof, or municipality in the United States of America, incurred (or any refinancing thereof, provided the principal amount thereof is not increased) for the purpose of financing the acquisition, construction or improvement of property to be used by the Borrower or any of its Subsidiaries under an arrangement by which the proceeds of the Indebtedness for Money Borrowed are made available by such state, subdivision or municipality to the Borrower or any of its Subsidiaries through a loan, a Capital Lease or other financial obligation.

          "Indemnified Person" means any Person that is, or at any time was, the Administrative Agent, a Managing Agent, a Co-Agent, a Bank, the Issuing Bank, an Affiliate of the Administrative Agent, a Managing Agent, a Co-Agent, the Issuing Bank, or a Bank or a director, officer, employee or agent of any such Person.

          "Information" means data, certificates, reports, written statements (including financial statements), opinions of counsel, documents and other written information.

          "Initial Commitment" means with respect to any Bank, the commitment specified by such Bank in a commitment letter delivered to the Borrower and the Administrative Agent on or prior to December 1, 1993.

          "Intellectual Property" means (i) (A) patents and patent rights, (B) trademarks, trademark rights, trade names, trade name rights, corporate names, business names, trade styles, service marks, logos and general intangibles of like nature and
(C) copyrights, in each case whether registered, unregistered or under pending registration and, in the case of any such that are registered or under pending registration, whether registered or under pending registration under the laws of the United States or any other country, (ii) reissues, continuations, continuations-in-part and extensions of any Intellectual Property referred to in clause (i), and (iii) rights relating to any Intellectual Property referred to in clause (i) or (ii), including rights under applications (whether pending under the laws of the United States or any other country) or licenses relating thereto.

          "Interest Payment Date" means the last day of March, June, September, and December of each year.

          "Interest Period" means a period commencing, in the case of the first Interest Period applicable to a Fixed Rate Loan, on the date of the making of, or conversion into, such Loan, and, in the case of each subsequent, successive Interest Period applicable thereto, on the last day of the immediately preceding Interest Period, and ending, depending on the Type of Loan, in the case of Eurodollar Interest Periods, on the same day in the first, second, third or sixth calendar month thereafter, except that (i) any Interest Period that would otherwise end on a day that is not a Business Day or, in the case of a Eurodollar Interest Period a Eurodollar Business Day shall be extended to the next succeeding Business Day or Eurodollar Business Day, as the case may be, unless, in the case of a Eurodollar Interest Period, such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day and (ii) any Eurodollar Interest Period that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall end on the last Eurodollar Business Day of a calendar month. "Eurodollar Interest Period" means an Interest Period applicable to a Eurodollar Rate Loan.

          "Issuing Bank" means The Bank of New York.

          "Lending Office" of any Bank means the Domestic Lending
Office or the Eurodollar Lending Office of such Bank.

          "Letter of Credit" means a letter of credit issued pursuant to Section 1.08.

          "Letter of Credit Obligations" means any repayment obligations, contingent or otherwise, under any outstanding letters of credit, including any Letters of Credit issued under
Section 1.08 of this Agreement.

          "Liability" of any Person means (in each case, whether with full or limited recourse) any indebtedness, liability, obligation, covenant or duty of or binding upon, or any term or condition to be observed by or binding upon, such Person or any of its assets, of any kind, nature or description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, whether arising under

Contract, Applicable Law, or otherwise, now existing or hereafter arising, and whether or not (i) for the payment of money or the performance or non-performance of any act or (ii) an allowable claim under the Bankruptcy Code, and includes any Indebtedness or Debt of such Person.

          "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

          "Loan" means any amount advanced by a Bank pursuant to
Section 1.01.

          "Loan Document Related Claim" means any claim (whether civil, criminal or administrative and whether sounding in tort, contract or otherwise) in any way arising out of, related to, or connected with, the Loan Documents or the relationships established thereunder, whether such claim arises or is asserted before or after the Agreement Date or before or after the Repayment Date.


          "Loan Document Representation and Warranty" means any
"Representation and Warranty" as defined in any Loan Document and any other representation or warranty made or deemed made under any Loan Document.

          "Loan Documents" means (i) this Agreement, the Notes, the Security Agreement and the Guaranty Agreement and (ii) all other agreements, documents and instruments relating to, arising out of, or in any way connected with (A) any agreement, document or instrument referred to in clause (i), (B) any other agreement, document or instrument referred to in this clause (ii) or (C) any of the transactions contemplated by any agreement, document or instrument referred to in clause (i) or in this clause (ii).

          "Loan Party" means each of the Borrower and each Guarantor.

          "Managing Agent" means (i) any Bank identified as a Managing Agent on the first page of this Agreement, and (ii) any successor of such Bank.

          "Mandatorily Redeemable Stock" means, with respect to any Person, any share of such Person's capital stock to the extent that it is (i) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into any Indebtedness or other Liability of such Person, (A) at a fixed or determinable date, whether by operation of a sinking fund or otherwise, (B) at the option of any Person other than such Person or (C) upon the occurrence of a condition not solely within the control of such Person, such as a redemption required to be made out of future earnings or (ii) convertible into Mandatorily Redeemable Stock.

          "Margin Stock" means "margin stock" as defined in Regulation U.

          "Material Subsidiary" means, (a) each Guarantor and (b) at any time of determination, in the case of the Borrower, each Subsidiary (or a group of Subsidiaries that would constitute a Material Subsidiary if consolidated and which are engaged in the same or related lines of business) now existing or hereafter acquired or formed by the Borrower which (x) accounted for more than 5% of the consolidated revenues of the Borrower and its Subsidiaries during the twelve month period ending on the date of the most recent consolidated balance sheet of the Borrower delivered to the Administrative Agent, the Managing Agents, the Co-Agents, and the Banks pursuant to Section 5.01, or (y) was the owner of more than 5% of the consolidated assets of the Borrower and its Subsidiaries at the date of the most recent consolidated balance sheet of the Borrower delivered to the Administrative Agent, the Managing Agents, the Co-Agents, and the Banks pursuant to Section 5.01.

          "Materially Adverse Effect" means, (i) with respect to any Person, any materially adverse effect on such Person's business, assets, Liabilities, financial condition, results of operations or business prospects, (ii) with respect to a group of Persons "taken as a whole", any materially adverse effect on such Persons' business, assets, Liabilities, financial conditions, results of operations or business prospects taken as a whole on, where appropriate, a consolidated basis in accordance with Generally Accepted Accounting Principles, and (iii) with respect to any Loan Document, any adverse effect, WHETHER OR NOT MATERIAL, on the binding nature, validity or enforceability thereof as an obligation of any Loan Party that is a party thereto.

          "Maturity Date" means, unless extended under Section
1.15 of this Agreement, March 31, 1997.

          "Maximum Permissible Rate" means, with respect to interest payable on any amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in
(i) civil or criminal penalties being imposed on the payee or
(ii) the payee's being unable to enforce payment of (or, if collected, to retain) all or any part of such amount or the interest payable thereon.

          "Monthly Cash Flow Reports" means a monthly cash flow report in the form of Schedule 10.01(b).

          "Monthly Operating Reports" means a monthly operating report in the form of Schedule 10.01(a).

          "Multiemployer Benefit Plan" means any Benefit Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "Net Cash Proceeds" means proceeds received by the Borrower or any Subsidiary in cash (including any cash received by way of deferred payment pursuant to a note receivable or otherwise (other than the portion of such deferred payment constituting interest)) from any Asset Sale or the sale portion of any Sale and Leaseback Transaction, net of (i) the costs, fees and expenses of such transaction, (ii) any income, franchise, transfer or other Tax arising from such transaction which generates a current tax Liability (as reasonably estimated in good faith by the Borrower or such Subsidiary), (iii) amounts applied to the repayment of Indebtedness secured, to the extent permitted by Section 4.05, by a Lien on the asset disposed of and
(iv) in the case of any disposition by or of a Subsidiary, amounts applied to the repayment of Indebtedness of such Subsidiary.

          "1993 Form S-1 Registration Statement" means the
Borrower's Form S-1 Registration Statement as filed with the
Securities and Exchange Commission (the "SEC") on October 29,
1993, and as amended by amendments filed with the SEC on November
18, 1993, and December 1, 1993.

          "Non-Core Business" means each Subsidiary or division identified as a Non-Core Business in a letter from the Borrower to the Administrative Agent dated as of December 14, 1993.

          "Note" means any Base Rate Note, Eurodollar Note, or
Swing Loan Note.

          "Notice of Assignment" means any notice to the Borrower and the Administrative Agent with respect to an assignment pursuant to Section 9.10(a) in the form of Schedule 9.10(a).

          "PBGC" means the Pension Benefit Guaranty Corporation.

          "Permitted Guaranty" means any Guaranty that is (i) an endorsement of a check for collection in the ordinary course of business or (ii) a Guaranty of and only of the obligations of the Loan Parties under the Loan Documents.

          "Permitted Lien" means:

          (a) Liens for Taxes the payment of which is not at the time required by Section 4.01;

          (b) Statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other

     Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by Generally Accepted Accounting Principles, shall have been made therefor;

          (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (d) Any attachment or judgment Lien individually or in the aggregate not in excess of $5,000,000 unless the judgment it secures shall, within 30 days after the entry thereof, not have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay;

          (e) Easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

          (f) Liens in existence as set forth, in the case of the Borrower and each Subsidiary on Schedule 4.05 hereto;

          (g) Liens incurred in connection with the acquisition or construction of equipment or other property (real or personal) by the Borrower or any of its Subsidiaries for a cost less than $25,000,000 in the aggregate, provided that the principal amount of the indebtedness or obligations so secured shall not exceed in any case 80% of the cost to the Borrower or such Subsidiary of the equipment or other property acquired or constructed; provided, further, that each such Lien shall cover only the equipment or other property acquired or constructed and the proceeds thereof, substitutions therefor and replacements thereof; and provided further that any such Lien will attach within 120 days of the date of such acquisition or the completion of such construction;

          (h) Liens (other than Liens permitted by clauses (a) through (g) above) on property of the Borrower and its Subsidiaries provided that the principal amount of the Indebtedness secured is not in excess of $5,000,000 in the aggregate at any time;

          (i)  Liens pursuant to the Security Agreement;

          (j)  Liens arising out of the Receivables Purchase
     Agreement;

          (k)  Liens created pursuant to the GATX Documents; and

          (l) Liens created in connection with a Sale and Leaseback Transaction with AT&T Capital Corporation and a Sale and Leaseback Transaction with GE Capital Corporation, provided that (i) the aggregate fair market value of the assets of the Borrower which are either sold or encumbered by a Lien in connection with both of such Sale and Leaseback Transactions does not exceed $19,000,000 and (ii) within 120 days from the date of each of such Sale and Leaseback Transactions, the Borrower shall repay Indebtedness for Money Borrowed of the Borrower which has a maturity date more than 12 months after the date of such payment (other than any such Indebtedness which is subordinated to the Indebtedness outstanding under the Indenture dated as of September 1, 1989 between the Borrower and The First National Bank of Chicago, as Trustee) in an amount equal to the gross proceeds from the sale portion of each such Sale and Leaseback Transaction.

          "Permitted Restrictive Covenant" means (i) any covenant or restriction contained in any Loan Document, (ii) any covenant or restriction binding upon any Person at the time such Person becomes a Subsidiary of the Borrower if the same is not created in contemplation thereof, (iii) any covenant or restriction of the type contained in Section 4.05 that is contained in any Contract evidencing or providing for the creation of or concerning purchase money Indebtedness, to the extent that it restricts Liens on the asset acquired with the proceeds of such Indebtedness, (iv) any covenant or restriction described in
Schedule 4.12, but only to the extent such covenant or restriction is there identified by specific reference to the provision of the Contract in which such covenant or restriction is contained, (v) any covenant or restriction contained in the GATX Documents, or (vi) any covenant or restriction that (A) is not more burdensome than an existing Permitted Restrictive Covenant that is such by virtue of clause (ii), (iii), (iv) or
(v), (B) is contained in a Contract constituting a renewal, extension or replacement of the Contract in which such existing Permitted Restrictive Covenant is contained and (C) is binding only on the Person or Persons bound by such existing Permitted Restrictive Covenant.

          "Person" means any individual, sole proprietorship, corporation, partnership, trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, government or any agency or political subdivision thereof or, for the purpose of the definition of "ERISA Affiliate", any trade or business.

          "Post-Default Rate" means, in the case of any Loan, the rate otherwise applicable under Section 1.04(a) plus 2%, and in the case of any other amount due and owing hereunder, the rate then applicable to Base Rate Loans plus 2%.

          "Prime Rate" means, at any time, the rate of interest publicly announced from time to time by The Bank of New York as its "prime" rate (which rate is not necessarily such bank's lowest rate of interest).

          "Prohibited Transaction" means any transaction that is prohibited under Code Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408.

          "PSA" shall have the meaning ascribed to such term in the definition of Receivables Purchase Agreement.

          "Receivables Purchase Agreement" means (x) the Amended and Restated Purchase Agreement, dated as of June 24, 1993 among Sequa Receivables Corp., the Borrower, certain financial institutions listed on the signature pages thereto, as Purchasers, and Chemical Bank, as Managing Agent for the Purchasers and (y) any renewal, extension, refinancing or replacement thereof or successor agreement thereto, provided that, with respect to performance requirements or restrictions placed on the Borrower and its Subsidiaries by the terms thereof and Liens granted on the assets of the Borrower or its Subsidiaries pursuant thereto, any such renewal, extension, refinancing or replacement thereof or successor agreement thereto be on terms no more restrictive or extensive than the Receivables Purchase Agreement as in effect on the Agreement Date.

          "Reference Banks" means The Bank of New York, The Bank of Nova Scotia, and Chemical Bank, and any replacement Reference
Bank appointed pursuant to Section 9.14.

          "Regulation D" means Regulation D issued by the Board of Governors of the Federal Reserve System and any successor regulation.

          "Regulation U" means Regulation U issued by the Board of Governors of the Federal Reserve System (12 CFR 221.1 et seq.)
and any successor regulation.

          "Regulatory Change" means any Applicable Law, interpretation, directive, request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement thereof, that becomes effective or is implemented or first required or expected to be complied with after the Agreement Date, whether the same is (i) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority, or otherwise or (ii) enacted, adopted, issued or proposed before or after the Agreement Date, including any such that imposes, increases or modifies any Tax, reserve requirement, insurance charge, special deposit requirement, assessment or capital adequacy requirement, but excluding any such that imposes, increases or modifies any income or franchise tax imposed upon the Bank by any jurisdiction (or any political subdivision thereof) in which the Bank or any Lending Office is located.

          "Repayment Date" means the later of (i) the termination of the Commitments (whether as a result of the occurrence of the Maturity Date, reduction to zero pursuant to Section 1.07 or termination pursuant to Section 6.02) and (ii) the payment in full of the Loans and all other amounts payable or accrued hereunder.

          "Reportable Event" means, with respect to any Benefit Plan, (i) the occurrence of any of the events set forth in ERISA Sections 4043(b) (other than a Reportable Event as to which the provision of 30 days' notice to the PBGC is waived under applicable regulations), 4068(f) or 4063(a) or the regulations thereunder with respect to such Benefit Plan, (ii) any event requiring the Borrower or any ERISA Affiliate to provide security to such Benefit Plan under Code Section 401(a)(29) or (iii) any failure to make a payment required by Code Section 412(m) with respect to such Benefit Plan.

          "Representation and Warranty" means any representation or warranty made pursuant to or under (i) Section 2.02, Article 3, Section 5.02 or any other provision of this Agreement or (ii) any amendment to, or waiver of rights under, this Agreement, WHETHER OR NOT, IN THE CASE OF ANY REPRESENTATION OR WARRANTY REFERRED TO IN CLAUSE (i) OR (ii) OF THIS DEFINITION (EXCEPT, IN EACH CASE, TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED), THE INFORMATION THAT IS THE SUBJECT MATTER THEREOF IS WITHIN THE KNOWLEDGE OF THE BORROWER.

          "Required Banks" means, at any time, Banks (other than a Bank subject to a Bank Default) holding 66 2/3% of the aggregate Commitments.

          "Reserve Requirement" means, at any time, the then current maximum rate at which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding five billion Dollars against "Eurocurrency liabilities", as that term is used in Regulation D. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the applicable Reserve Requirement.

          "Restricted Payment" means (i) any dividend or other distribution on account of any shares of the Borrower's capital stock (other than dividends payable solely in shares of any of its capital stock other than Mandatorily Redeemable Stock), (ii) any payment on account of the principal of or premium, if any, on any Indebtedness convertible into shares of the Borrower's capital stock, (iii) any payment on account of any purchase, redemption, retirement, exchange or conversion of any of the Borrower's Capital Securities, or (iv) any prepayment, redemption, acquisition, defeasance or other payment (other than with respect to scheduled maturities or interest) with respect to any subordinated Indebtedness of the Borrower or any Subsidiary (other than Sequa Receivables Corp. in connection with, in the case of Sequa Receivables Corp., subordinated Indebtedness incurred by Sequa Receivables Corp. pursuant to and in accordance with the terms of the Receivables Purchase Agreement).

          "RPA" shall have the meaning ascribed to such term in the definition of Receivables Purchase Agreement.

          "Sale and Leaseback Transaction" means any arrangement, directly or indirectly, entered into with any person whereby the Borrower or any Subsidiary of the Borrower shall sell or transfer any property, real or personal, and used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which the Borrower or such Subsidiary intends to use for substantially the same purpose or purposes as the property being sold or transferred.

          "SCC" means Sequa Capital Corporation, a New York corporation.

          "Secured Party" has the meaning ascribed to such term in the Security Agreement.

          "Security Agreement" means the Security Agreement, dated as of May 14, 1993, between the Borrower and the Administrative Agent, as amended from time to time.

          "Security Agreement Amendment" means Amendment No. 1 to the Security Agreement in the form attached hereto as Exhibit C.


          "Segment Operating Report" means a segment operating report in the form of Schedule 10.01.

          "SFC" means Sequa Financial Corporation, a New York corporation.

          "Short Term Indebtedness for Money Borrowed" means, at the time any determination thereof is to be made, all Indebtedness for Money Borrowed of the Borrower and its Subsidiaries determined on a consolidated basis maturing on demand or having a maturity at the time such Indebtedness is incurred of 12 months or less and any other Indebtedness for

Money Borrowed of the Borrower and its Subsidiaries which under Generally Accepted Accounting Principles would be included as a current liability on a balance sheet of such Person at such time (other than Indebtedness which when incurred had a maturity of 12 months or more), in each case other than the Loans.

          "Subsidiary" means, with respect to any Person, any other Person (i) securities of which having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions) or (ii) other ownership interests of which ordinarily constituting a majority voting interest, are at the time, directly or indirectly, owned or controlled by such first Person, or by one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries; unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

          "Supermajority Banks" means, at any time, Banks (other than a Bank subject to a Bank Default) having more than 80% of the Loans and Letters of Credit outstanding from Banks not subject to a Bank Default or, if there are no Loans or Letters of Credit outstanding, more than 80% of the aggregate amount of the Commitments held by Banks not subject to a Bank Default. This definition shall not be amended without the written consent of all the Banks.

          "Swing Loan" means an amount advanced by the Swing Loan
Lender pursuant to Section 1.03 hereof.

          "Swing Loan Lender" means The Bank of New York.

          "Swing Loan Lender's Office" means the address of the Swing Loan Lender specified in or determined in accordance with the provisions of Section 9.01(ii) hereof.

          "Swing Loan Note" means any promissory note in the form of Exhibit A-3.

          "Tax" means any Federal, State or foreign tax, assessment or other governmental charge or levy (including any withholding tax) upon a Person or upon its assets, revenues, income, profits or franchises.

          "Termination Event" means, with respect to any Benefit Plan, (i) any Reportable Event with respect to such Benefit Plan,
(ii) the termination of such Benefit Plan, or the filing of a notice of intent to terminate such Benefit Plan, or the treatment of any amendment to such Benefit Plan as a termination under ERISA Section 4041(e), (iii) the institution of proceedings to terminate such Benefit Plan under ERISA Section 4042 or (iv) the appointment of a trustee to administer such Benefit Plan under ERISA Section 4042.

          "Type" means, with respect to Loans, any of the following, each of which shall be deemed to be a different "Type" of Loan: Base Rate Loans, Eurodollar Rate Loans having a one-month Interest Period, Eurodollar Rate Loans having a two-month Interest Period, Eurodollar Rate Loans having a three-month Interest Period and Eurodollar Rate Loans having a six-month Interest Period. Any Eurodollar Rate Loan having an Interest Period with a duration that differs from the duration specified for a Type of Eurodollar Rate Loan listed above solely as a result of the operation of clauses (i) and (ii) of the definition of "Interest Period" shall be deemed to be a Loan of such above-listed Type notwithstanding such difference in duration of Interest Periods.

          "UCP" means the Uniform Customs and Practice for Documentary Credits, 1983 revision, International Chamber of
Commerce Publication No. 400, as the same may be amended and in effect from time to time.

          "Unfunded Benefit Liabilities" means, with respect to any Benefit Plan at any time, the amount of unfunded benefit liabilities of such Benefit Plan at such time as determined under ERISA Section 4001(a)(18).

          "Uniform Commercial Code" means the Uniform Commercial
Code as in effect from time to time in the State of New York.

          "Wholly Owned Subsidiary" means any Consolidated Subsidiary all of the Capital Securities and all other ownership interests and rights to acquire ownership interests of which (except directors' qualifying shares) are, directly or indirectly, owned or controlled by the Borrower or one or more Wholly Owned Subsidiaries or by the Borrower and one or more of such Subsidiaries.

          (b) Other Definitional Provisions. (i) Except as otherwise specified herein, all references herein (A) to any Person shall be deemed to include such Person's successors and assigns, (B) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law as the same may have been or may be amended or supplemented from time to time and
(C) to any Loan Document or Contract defined or referred to herein shall be deemed references to such Loan Document or Contract (and, in the case of any Note or other instrument, any instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

               (ii)  When used in this Agreement, the words
"herein", "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Article", "Section", "Annex", "Schedule" and "Exhibit" shall refer to Articles and Sections of, and Annexes, Schedules and Exhibits to, this Agreement unless otherwise specified.

               (iii)  Whenever the context so requires, the
neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa.

               (iv)  Any item or list of items set forth
following the word "including", "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included", such item or items are in such category, and shall not be construed as indicating that the types of items in the category in which such item or items are "included" are limited to such items or to items similar to such items.

               (v) Except as otherwise specified herein, all references herein to the Administrative Agent, any Managing Agent, any Co-Agent, the Issuing Bank, any Bank or any Loan Party shall be deemed to refer to such Person however designated in Loan Documents, so that a reference to costs incurred by a Bank in connection with the Loan Documents shall be deemed to include costs incurred by such Person as a Guaranteed Party under the Guaranty Agreement.

               (vi) Except as otherwise specified therein, all terms defined in this Agreement shall have the meanings herein ascribed to them when used in the Notes or any certificate, opinion or other document delivered pursuant hereto.

          Section 10.02. Accounting Matters. Unless otherwise specified herein, all accounting determinations hereunder and all computations utilized by the Borrower in complying with the covenants contained herein shall be made, all accounting terms used herein shall be interpreted, and all financial statements required to be delivered hereunder shall be prepared, in accordance with Generally Accepted Accounting Principles, except, in the case of such financial statements, for departures from Generally Accepted Accounting Principles that may from time to time be approved in writing by the independent certified public accountants who are at the time, in accordance with Section 5.01(b), reporting on the Borrower's financial statements.

          Section 10.03. Representations and Warranties. All Representations and Warranties shall be deemed made (a) in the case of any Representation and Warranty contained in this Agreement at the time of its initial execution and delivery, at and as of the Agreement Date, (b) in the case of any Representation and Warranty contained in this Agreement or any other document at the time any Loan is made, at and as of such time and (c) in the case of any particular Representation and Warranty, wherever contained, at such other time or times as such

Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under or in connection with which such Representation and Warranty is made or deemed made.

          Section 10.04. Captions. Captions to Articles, Sections and subsections of, and Annexes, Schedules and Exhibits to, this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.


                              SEQUA CORPORATION



                              By
                                Name:
                                Title:


                              THE BANK OF NEW YORK,
                                as Administrative Agent, a
                                Managing Agent, the Issuing
                                Bank and individually as a Bank



                              By
                                Name:
                                Title:


                              THE BANK OF NOVA SCOTIA,
                                as a Managing Agent and
                                individually as a Bank



                              By
                                Name:
                                Title:


                              CHEMICAL BANK,
                                as a Managing Agent and
                                individually as a Bank



                              By
                                Name:
                                Title:

                              BANK OF AMERICA NT&SA
                                as a Co-Agent and individually
                                as a Bank



                              By
                                Name:
                                Title:


                              CHASE MANHATTAN BANK, N.A.
                                as a Co-Agent and individually
                                as a Bank



                              By
                                Name:
                                Title:


                              THE NIPPON CREDIT BANK, LTD.
                                as a Co-Agent and individually
                                as a Bank



                              By
                                Name:
                                Title:


                              BANK BRUSSELS LAMBERT, NEW YORK
                                BRANCH, as a Bank



                              By
                                Name:
                                Title:



Acknowledged and Agreed:


CASCO INVESTORS CORPORATION


By
  Name:
  Title:

CASCO PRODUCTS CORPORATION



By
  Name:
  Title:



CHROMALLOY AMERICAN CORPORATION



By
  Name:
  Title:


CHROMALLOY GAS TURBINE CORPORATION



By
  Name:
  Title:


KOLLSMAN MANUFACTURING COMPANY, INC.



By
  Name:
  Title:


NORTHERN TECHNOLOGIES, INC.



By
  Name:
  Title:


SEQUA CHEMICALS INC.



By
  Name:
  Title:

SEQUA FINANCIAL CORPORATION



By
  Name:
  Title:



SEQUA CAPITAL CORPORATION



By
  Name:
  Title:

                                                        ANNEX A



Banks, Lending Offices
 and Notice Addresses                   Commitments

THE BANK OF NEW YORK                    $30,000,000


Domestic Lending Office:

THE BANK OF NEW YORK
One Wall Street
New York, New York  10286


Eurodollar Lending Office:

THE BANK OF NEW YORK
One Wall Street
New York, New York  10286


Notice Address:

THE BANK OF NEW YORK
One Wall Street
New York, New York  10286


Facsimile No. :  (212) 635-1480
Telephone No. :  (212) 635-1368

Attention:  William A. Kerr


Pro rata share of aggregate amount of all Commitments on the
Agreement Date :   20.00000000%

THE BANK OF NOVA SCOTIA                 $30,000,000


Domestic Lending Office:

THE BANK OF NOVA SCOTIA
NEW YORK AGENCY
One Liberty Plaza
New York, New York  10006


Eurodollar Lending Office:

THE BANK OF NOVA SCOTIA
NEW YORK AGENCY
One Liberty Plaza
New York, New York  10006


Notice Address:

THE BANK OF NOVA SCOTIA
One Liberty Plaza
26th Floor
New York, New York  10006


Facsimile No. : (212) 225-5090
Telephone No. : (212) 225-5070

Attention:  Herman Santiago


Pro rata share of aggregate amount of all Commitments on the
Agreement Date :  20.00000000%

CHEMICAL BANK                           $30,000,000


Domestic Lending Office:

CHEMICAL BANK
270 Park Avenue, 10th Floor
New York, New York  10017


Eurodollar Lending Office:

CHEMICAL BANK
270 Park Avenue, 10th Floor
New York, New York  10017


Notice Address:

CHEMICAL BANK
270 Park Avenue, 10th Floor
New York, New York  10017


Facsimile No. : (212) 682-8937
Telephone No. : (212) 270-3867

Attention:  Andrew Stawsi


Pro rata share of aggregate amount of all Commitments on the
Agreement Date :  20.00000000%

BANK OF AMERICA NT&SA                   $17,500,000


Domestic Lending Office:

BANK OF AMERICA NT&SA
1850 Gateway Blvd.
Concord, CA  94520


Eurodollar Lending Office:

BANK OF AMERICA NT&SA
1850 Gateway Blvd.
Concord, CA  94520


Notice Address:

BANK OF AMERICA NT&SA
1850 Gateway Blvd.
Concord, CA  94520


Facsimile No. : (510) 675-7531
Telephone No. : (510) 675-7706

Attention:  Daine Fowler


Pro rata share of aggregate amount of all Commitments on the
Agreement Date :  11.66666667%

THE CHASE MANHATTAN BANK, N.A.          $17,500,000


Domestic Lending Office:

THE CHASE MANHATTAN BANK, N.A.
1 Chase Manhattan Plaza
New York, New York  10081


Eurodollar Lending Office:

THE CHASE MANHATTAN BANK, N.A.
1 Chase Manhattan Plaza
New York, New York  10081


Notice Address:

THE CHASE MANHATTAN BANK, N.A.
1 Chase Manhattan Plaza
10th Floor
New York, New York  10081


Facsimile No. : (212) 552-1477
Telephone No. : (212) 552-7529

Attention:  Loretta Fava




Pro rata share of aggregate amount of all Commitments on the
Agreement Date :  11.66666667%

THE NIPPON CREDIT BANK, LTD.            $17,500,000


Domestic Lending Office:

THE NIPPON CREDIT BANK, LTD.
245 Park Avenue - 30th Floor
New York, New York  10167


Eurodollar Lending Office:

THE NIPPON CREDIT BANK, LTD.
245 Park Avenue - 30th Floor
New York, New York  10167


Notice Address:

THE NIPPON CREDIT BANK, LTD.
245 Park Avenue - 30th Floor
New York, New York  10167


Facsimile No. : (212) 697-8034
Telephone No. : (212) 984-1263

Attention:  PETER FIORILLO
            Loan Administration


Pro rata share of aggregate amount of all Commitments on the
Agreement Date :  11.66666667%

BANK BRUSSELS LAMBERT,                  $7,500,000
NEW YORK BRANCH

Domestic Lending Office:

BANK BRUSSELS LAMBERT
NEW YORK BRANCH
630 Fifth Avenue
Suite 2020
New York, New York  10111


Eurodollar Lending Office:

BANK BRUSSELS LAMBERT
NEW YORK BRANCH
630 Fifth Avenue
Suite 2020
New York, New York  10111


Notice Address:

BANK BRUSSELS LAMBERT
NEW YORK BRANCH
630 Fifth Avenue
Suite 2020
New York, New York  10111


Facsimile No. : (212) 333-5786
Telephone No. : (212) 632-5316

Attention:  JOHN E. KIPPAX
            Vice President


Pro rata share of aggregate amount of all Commitments on the
Agreement Date :  5.00000000%

                                                    Schedule 1.02



                       NOTICE OF BORROWING




The Bank of New York,
  as Administrative Agent
One Wall Street
New York, New York 10005

Date:

Gentlemen:

            Reference is made to the Amended and Restated Credit Agreement, dated as of December 14, 1993, among Sequa Corporation, The Bank of New York, as Administrative Agent, The Bank of New York, The Bank of Nova Scotia, and Chemical Bank, as Managing Agents, Bank of America NT&SA, Chase Manhattan Bank, N.A. and The Nippon Credit Bank, Ltd., as Co-Agents and the banks listed on the signature pages thereof (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 1.02 of the Credit Agreement of its request to have the following Loans made to it on [insert requested date of borrowing]:

        Type of Loan1                           Amount







          [Please disburse the proceeds of the Loans by [insert requested method of disbursement].]2



1. Be sure to include the duration of the Interest Period in the case of Eurodollar Rate Loans (e.g., one-month
     Eurodollar Rate).

2. Include and complete this sentence if the proceeds of the requested Loans are to be disbursed in a manner other than by credit to an account of the Borrower at the Administrative Agent's Office.

          The undersigned represents and warrants that the borrowing requested hereby complies with the requirements of
     Section 1.02 of the Credit Agreement.

                              SEQUA CORPORATION


                              By
                                 Name:
                                 Title:

                                             Schedule 1.04(c)(iv)

               NOTICE OF CONVERSION OR CONTINUATION

The Bank of New York,
  as Administrative Agent
One Wall Street
New York, New York 10005

Date:

Gentlemen:

          Reference is made to the Amended and Restated Credit Agreement, dated as of December 14, 1993, among Sequa Corporation,
The Bank of New York, as Administrative Agent, The Bank of New York, The Bank of Nova Scotia, and, as Managing Agents, Bank of America, NT&SA, Chase Manhattan Bank, N.A. and The Nippon Credit Bank, Ltd. as Co-Agents, and the banks listed on the signature pages thereof (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 1.04(c)(iv) of the Credit Agreement of its desire to convert or continue the Loans specified below into or as Loans of the Types and in the amounts specified below on [insert date of conversion or continuation]:
                                              Converted
Loans to be Converted or Continued        or Continued Loans

                Last Day of
  Type            Current                  Type
of Loan       Interest Period   Amount    of Loan1   Amount









          The undersigned represents and warrants that conversions and continuations requested hereby comply with the requirements of
Section 1.04(c) of the Credit Agreement.

                              SEQUA CORPORATION


                              By
                                Name:
                                Title:

                                                Schedule 1.06(a)


                       NOTICE OF PREPAYMENT


The Bank of New York,
  as Administrative Agent
One Wall Street
New York, New York 10005

Date:

Gentlemen:

          Reference is made to the Amended and Restated Credit Agreement, dated as of December 14, 1993, among Sequa Corporation,
The Bank of New York, as Administrative Agent, The Bank of New York, The Bank of Nova Scotia, and, as Managing Agents, Bank of America NT&SA, Chase Manhattan Bank, N.A. and The Nippon Credit Bank, Ltd. as Co-Agents, and the banks listed on the signature pages thereof (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 1.06 of the Credit Agreement that it will prepay the Loans specified below on [insert date of prepayment]:

                              Last Day of
                                Current
   Type of Loan1            Interest Period        Amount








          The undersigned represents and warrants that the prepayment requested hereby complies with the requirements of
Section 1.06 of the Credit Agreement.

                              SEQUA CORPORATION

                              By
                                Name:
                                Title:


1. Be sure to specify the duration of the Interest Period in the case of Eurodollar Rate Loans (e.g., one-month
     Eurodollar Rate).

                                              Schedule 2.01(a)(i)



                        SEQUA CORPORATION

               CERTIFICATE AS TO RESOLUTIONS, ETC.



          I,                 , [Assistant] Secretary of Sequa
Corporation, a Delaware corporation (the "Company"), hereby certify, pursuant to Section 2.01(a) of the Amended and Restated Credit Agreement dated as of December 14, 1993 among the Company, The Bank of New York, as Administrative Agent, The Bank of New York, The Bank of Nova Scotia, and, Chemical Bank, as Managing Agents, Bank of America NT&SA, Chase Manhattan Bank, N.A. and The Nippon Credit Bank, Ltd., as Co-Agents, and the banks listed on the signature pages thereof, that:

          1. The below named persons have been duly elected (or appointed) and have duly qualified as, and on this day are, officers of the Company holding their respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:

             Name         Office            Signature

[Insert names and offices

of persons authorized to sign

the Borrower Loan Documents

and any related documents]


          2.  (a)   Attached as Annex A is a true and correct
     copy of resolutions duly adopted by [unanimous written consent of] the Board of Directors of the Company. Such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof.

              [(b) Attached as Annex A-1 is a true and correct copy of resolutions duly adopted by [unanimous written consent of] the stockholders of the Company. Such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof.]1

          3. The Amended and Restated Credit Agreement, as executed and delivered on behalf of the Company, is in the form thereof approved by [unanimous written consent of] the Board of Directors of the Company.

          4. There has been no amendment to the Certificate of Incorporation of the Company since December ___, 1993.2

          5. Attached as Annex B is a true and correct copy of the By-laws of the Company as in effect on December 14, 1993.


          IN WITNESS WHEREOF, I have signed this certificate this 14th day of December, 1993.




                                  [Assistant] Secretary


          I,                     , [title] of the Company, hereby
certify that [name of the above [Assistant] Secretary] has been duly elected or appointed and has been duly qualified as, and on this day is, [Assistant] Secretary of the Company, and the signature in paragraph 1 above is his genuine signature.


          IN WITNESS WHEREOF, I have signed this certificate this 14th day of December, 1993.




                                         [Title]


1.   Omit if not applicable.
2.   Date of Certification by Secretary of State.

                                                          Annex A



                        SEQUA CORPORATION

                RESOLUTIONS OF BOARD OF DIRECTORS

                 [Insert applicable resolutions]

                                                        Annex A-1



                      [NAME OF LOAN PARTY]

                   RESOLUTIONS OF SHAREHOLDERS



                 [Insert applicable resolutions]

                                                          Annex B



                      [NAME OF LOAN PARTY]

                             BY-LAWS



                   [Insert applicable by-laws]

                                             Schedule 2.01(a)(ii)



                       [NAME OF GUARANTOR]

               CERTIFICATE AS TO RESOLUTIONS, ETC.



          I,                 , [Assistant] Secretary of [name of
Guarantor], a                   corporation (the "Company"),
hereby certify, pursuant to Section 2.01(a) of the Amended and Restated Credit Agreement dated as of December 14, 1993 among Sequa Corporation, The Bank of New York, as Administrative Agent, The Bank of New York, The Bank of Nova Scotia, and, Chemical Bank, as Managing Agents, Bank of America NT&SA, Chase Manhattan Bank, N.A. and The Nippon Credit Bank, Ltd. as Co-Agents, and the banks listed on the signature pages thereof, that:

          1. The below named persons have been duly elected (or appointed) and have duly qualified as, and on this day are, officers of the Company holding their respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:

             Name         Office            Signature

[Insert names and offices of

persons authorized to sign the

Guaranty Agreement and other Loan

Documents to which the Company is

a party, and any related documents]


          2.  (a)   Attached as Annex A is a true and correct
     copy of resolutions duly adopted by [unanimous written consent of] the Board of Directors of the Company. Such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof.

              [(b) Attached as Annex A-1 is a true and correct copy of resolutions duly adopted by [unanimous written consent of] the stockholders of the Company. Such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof.]1

          3. The Guaranty Agreement dated as of November 13, 1991 among the Company, the other Guarantors, and The Bank of New York, as Administrative Agent, as executed and delivered on behalf of the Company, is in the form thereof approved by [unanimous written consent of] the Board of Directors of the Company.

          4. There has been no amendment to the Certificate of Incorporation of the Company since December ___ , 1993.2

          5. Attached as Annex B is a true and correct copy of the By-laws of the Company as in effect on December 14, 1993.


          IN WITNESS WHEREOF, I have signed this certificate this 14th day of December, 1993.




                                  [Assistant] Secretary


          I,                     , [title] of the Company, hereby
certify that [name of the above [Assistant] Secretary] has been duly elected or appointed and has been duly qualified as, and on this day is, [Assistant] Secretary of the Company, and the signature in paragraph 1 above is his genuine signature.


          IN WITNESS WHEREOF, I have signed this certificate this 14th day of December, 1993.




                                         [Title]





1.   Omit if not applicable.
2.   Date of Certification by Secretary of State

                                                          Annex A



                       [NAME OF GUARANTOR]

                RESOLUTIONS OF BOARD OF DIRECTORS

                 [Insert applicable resolutions]

                                                        Annex A-1



                      [NAME OF LOAN PARTY]

                   RESOLUTIONS OF SHAREHOLDERS



                 [Insert applicable resolutions]

                                                          Annex B



                      [NAME OF LOAN PARTY]

                             BY-LAWS



                   [Insert applicable by-laws]

                                                 Schedule 2.01(f)



               CERTIFICATE OF NEGOTIATING OFFICER


                                     Dated December 14, 1993



          Sequa Corporation (the "Borrower") is today entering into an Amended and Restated Credit Agreement dated as of December 14, 1993 with The Bank of New York, as Administrative Agent, The Bank of New York, The Bank of Nova Scotia and Chemical Bank, as Managing Agents, Bank of America NT&SA, Chase Manhattan Bank, N.A. and The Nippon Credit Bank, Ltd., as Co-Agents, and the banks listed on the signature pages thereof or referred to therein (the "Banks"), and Casco Investors Corporation, Chromalloy American Corporation, Chromalloy Gas Turbine Corporation, and Sequa Chemicals Inc. have entered into a Guaranty Agreement dated as of November 13, 1991 with the Administrative Agent (collectively the "Loan Documents").

          I am the Vice President and Treasurer of the Borrower, an officer of each Guarantor, and the officer who was principally involved in negotiating the Loan Documents.

          I hereby confirm that I have read the Loan Documents and that I understand that they require the Borrower and each Guarantor to waive any rights it may have to trial by jury and to claim any special, indirect and consequential damages. I also confirm that I understand that the Loan Documents embody the entire agreement among the Borrower and each Guarantor, the Administrative Agent, the Managing Agents, the Co-Agents and the Banks and supersede all prior agreements, representations and understandings relating to the subject matter thereof.

          I further confirm that I have reviewed my understanding of the Loan Documents with Ira Schreger, Esq., who has acted as counsel for the Borrower and the Guarantors in the transaction, and that, in particular, he has called to my attention those provisions under and pursuant to which (a) the Borrower and each Guarantor waives its right to trial by jury and its right to claim special, indirect and consequential damages and (b) the Loan Documents embody the entire agreement among the Borrower and each Guarantor, the Administrative Agent, the Managing Agents, the Co-Agents, and the Banks relating to the subject matter thereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter thereof and may only be amended, or any of the terms or provisions thereof waived, or any departures therefrom consented to, in a writing signed by or on the behalf of the Required Banks or all of the Banks, as the case may be.

          I further confirm that I have reviewed certain terms and provisions of the Loan Documents with the Boards of Directors of the Borrower and the Guarantors.

          Finally, I confirm to you that in the course of negotiating the Loan Documents I worked principally with Messrs. Nichols, Fryett and Lane of The Bank of New York, The Bank of Nova Scotia and Chemical Bank, respectively, and neither they nor any other representative of the Administrative Agent, any Managing Agents, any Co-Agent, or any Bank, has made any representations to me that are inconsistent with the terms and provisions of the Loan Documents.




                              Kenneth Drucker




                                                                      Schedule 3.02

                                    SCHEDULE OF MATERIAL SUBSIDIARIES



                                                                     Jurisdiction of                    % of Stock                 C
Name of Material Subsidiary                                                   Incorporation                      Ownership    Stock

1. ARC Professional Services Group, Inc.                                    Maryland                      100%             Atlantic
                                                                                                         Corporation

2. Atlantic Research Corporation                                                  Delaware                          93%
                                                                                                         Corporation

3. Chromalloy Gas Turbine Corporation                                             Delaware                         100%
                                                                                                         Corporation

4. Sequa Capital Corporation                                                      New York                         100%

5. Sequa Limited                                                            England               99%             Casco Investors
                                                                                                         Corporation
                                                                                               1%        Sequa Corporation

6. Warwick International Group plc                                                England                * (see below)  * (see below

7. Chromalloy American Corporation                                                Delaware                         100%

8. Casco Investors Corporation                                              New York                      100%             Sequa Cor

*   Total number of outstanding shares of Warwick International Group plc is 19,647,919, of which
    19,647,819 are owned by Sequa Limited and 100 are owned by Sequa Corporation.

                                                             Schedule 3.03





                                           SCHEDULE OF REQUIRED CONSENTS AND
                                                GOVERNMENTAL APPROVALS


                                                         None

                                                              Schedule 3.09


                              MULTIEMPLOYER BENEFIT PLAN WITHDRAWAL LIABILITY

Current Payments:

1.  Teamsters Pension Trust Fund of Philadelphia & Vicinity:  For
Discontinued Operation - Chromalloy Glass

     At 9/30/93 $83,083.91 remaining.  Quarterly installments of
     $7,402.17 with a final partial payment of $1,660.04 payable
     9/96.

2.  Teamsters Pension Trust Fund of Philadelphia & Vicinity:  For
Discontinued Operation - Chromalloy Glass

     At 9/30/93 $26,926.39 remaining.  Quarterly installments of
     $4,664.09 with a final partial payment of $2,505.94 payable
     1/95.

3.  The Amalgamated Insurance Fund:  For Discontinued Operation-
Gordon's of Philadelphia

     At 9/30/93 $674,693.88 remaining.  Quarterly installments of
     $42,892.17 with a final partial payment of $31,311.26 payable 3rd quarter of 1997.


Potential Liability:

1.  Plainview, New York facility of the Kollsman Group:  District
Council 15 Machinists Pension Fund - As of 12/31/91:

     Unfunded Liability of Accumulated Benefits   $606,388.00
     Present Value (at 12/31/91) of Unfunded      $301,247.52
       Liability
     Installment Schedule of Present Value        80 Quarterly
       Payments                                   Payments at
                                                  $7,579.60/Qtr.

NOTES:

     (a) The Plainview facility has from time to time been considered as a candidate for possible closure.

     (b) The Employer's Council representing participating employers has advised Sequa that in their opinion the District Council 15 Machinists Pension Fund will be considered terminally underfunded as of the end of 1997.

     (c) Sequa anticipates an actuarial report on the Plan as of 12/31/92 early in 1994.

                                                    Schedule 4.04






                        SEQUA CORPORATION
                 SCHEDULE OF EXISTING GUARANTIES
                         DECEMBER, 1993



Guaranties of Third Party Indebtedness:
National Seating Industrial Revenue Bond ($6,500,000)
Bendix - Atlantic Joint Venture ($2,500,000)

Guaranties of Subsidiary Indebtedness:
Atlantic Research Canada (C$500,000)
Turbochrome Overdraft Facility ($300,000)
TSE Overdraft Facility ($10,000,000)
Malichaud ($4,000,000)

Guaranties of Letters of Credit:
SunRise Insurance Sequa Reinsurance ($3,500,000)
Direct Pay Facility for ARC IRB ($6,300,000)
Guidance Line for Advance Payment and Performance
  Bonds for Gas Turbine (2,300,000 Pounds Sterling)
Superior Pants Trade ($750,000)
ARC/Rappahannock IRB ($159,000)
Sumitomo/DIC Americas ($29.2MM)

Letters of Credit:
Direct Reinsurance ($13,850,000)
Trade Finance ($16,744,000)
DIC Americas for EPA cost related to property
  sold in 1986 ($29,200,000)
LOC for ARC IRB ($6,300,000)

Performance Guaranties:
GTC Gas Turbine Limited Contract with the Secretary
  of State for Defence, Great Britain
Chromalloy Gas Turbine Corporation Contracts with
  U.S. Government
GTC Gas Turbine Limited Contract with Ruston Gas
  Turbines
SCC/Textron Financial Corp ($2,706,000)
Stock Purchase Agreement among Pepsi-Cola,
  Sequa Capital and Sequa Corporation
Asset Purchase Agreement with Sequa Leasing and GECC
Leasehold Interest Transfer Agreement to Norwest Bank
  Minnesota National Association from Sequa
  Capital Corporation

Leasehold Interest Transfer Agreement to MetLife
  Capital Corporation from Sequa Capital Corporation

Trade Guaranties:
Apparel Factoring Accounts ($1,085,000)

Guaranties of Lessee:
Computer Lease/CGTC ($1,500,000)

                                                    Schedule 4.05



                   SCHEDULE OF EXISTING LIENS



Capital Lease Agreements between Northern Can Systems, lessee, and CIT collateralized by can-manufacturing equipment
($23,882,000)

Trust Indenture dated August 15, 1988 between Atlantic Research
Corporation, the Industrial Development Authority of the County of Prince William, Virginia, and Crestar Bank as Trustee -
Virginia IRB ($6,300,000)

Letter of Pledge between ABN-AMRO Bank and Sequa relating to the Reimbursement Agreement for the Letter of Credit issued in favor of Crestar Bank, as Trustee, for the Trust Indenture dated August
15, 1988 ($6,300,000)

Real Estate Mortgage, between Atlantic Research Corporation, mortgagor, and B.S. Saul, dated January 4, 1990 - Sterling
Building ($3,994,000)

Mortgage and Indenture of Trust dated as of June 1, 1974, by and between the Industrial Development Authority of the State of New
Hampshire and the First National Bank of Boston, as Trustee -
Merrimack IRB ($1,655,000)

Trust Indenture between Sequa Corporation, Chester County, South
Carolina and NCNB National Bank of North Carolina, as Trustee -
Chester IRB ($1,000,000)

Liens associated with the Amended and Restated Purchase and Sale
Agreement dated as of June 24, 1993 and the Amended and Restated
Receivables Purchase Agreement dated as of June 24, 1993.

Additional mortgages and capital leases which in aggregate do not exceed $10,000,000

Liens associated with the Security Agreement dated as of May 14,
1993

                                                    Schedule 4.08




              SCHEDULE OF DISCONTINUED SUBSIDIARIES




                    "DISCONTINUED SUBSIDIARY"
                  (Subsidiaries and Divisions)




               The Valley Line Company
               Valley Transportation Inc.
               Sabine Towing & Transportation Company, Inc.
               Sequa Engineered Services
               Raffinati Division
               Special Products Engineering Company (SPEC)
               Sequa Capital Corporation and its subsidiaries

                                                    Schedule 4.10



               SCHEDULE OF EXISTING BENEFIT PLANS


ARC Accidental Death & Dismemberment Insurance Plan       511
ARC Benefits Plus Plan                                    507
ARC Educational Assistance Plan                           508
ARC Employee Assistance Program                           509
ARC Health and Major Medical Plan                         501
ARC Group Life Insurance Plan                             502
ARC Long-Term Disability Plan                             503
ARC Non-Qualified Benefit Plan                            008
ARC Employees' Pension Plan                               002
ARC Non-Qualified Benefit Plan                            008
ARC Savings Plus Plan                                     001
ARC Severance Pay Program                                 510
ARC PSG Educational Assistance Program                    510
ARC PSG FLEX Plan                                         508
Group Life and AD&D Plan for ARC PSG, Inc.                506
Group Long-Term Disability Plan for ARC PSG, Inc.         507
Group Medical Plan for ARC PSG, Inc.                      501
ARC PSG Tax Deferred Savings & Retirement Plan            001
* The Campus Casuals of California Division of              109
Chromalloy American Corporation Profit Sharing Plan
Caval Tool Division Flexible Benefits Plan                507
Chromalloy American Corporation Employee Welfare Plan     509
Chromalloy Castings Miami Corporation Cafeteria Plan      501
Chromalloy Castings Tampa Corporation Cafeteria Plan      501
Chromalloy Compressor Technologies Group Insurance Plan   502
Chromalloy Gas Turbine Corporation Employee Educational   504
 Reimbursement Plan
Chromalloy Incentive Savings Plan for                     083
 Salaried Employees/Sequa Thrift Plan
DRB Section 125 Plan                                      506
EDM of Texas Group Insurance Plan                         501
Kollsman Section 125 Plan                                 511
Long-Term Disability Plan (GTC)                           503
Long-Term Disability Plan (Precoat)                       508
Long-Term Disability Plan for Employees of Sequa          505
NCS Group Life Insurance & Short-Term Disability          502
 Benefits Plan
NCS Medical Benefits Plan                                 501
NCS Tuition Reimbursement Plan                            503
Group Medical Plan for the Employees of Quantum Division  505
 Chromalloy Gas Turbine Corporation
Sequa Corporation Defined Benefit Plan                    024
 for Men's Apparel Employees
Sequa Corporation Optional Life Insurance Plan            510
Pension Plan for Employees of Sequa and                   001
 Certain Subsidiary Companies

Sequa Retirement Plan                                     002
Sequa Corporation Section 125 Plan                        512
Travel Accident Insurance Plan Sequa                      504
Sequa Tuition Aid Plan                                    507
Sequa Corporation Voluntary AD&D Plan                     506
* The Sturm Machine Company, Inc. Profit Sharing Plan       001
Sturm Machine Company Tuition Aid Program                 501
Turbine Airfoils Division Long-Term Disability Plan       508
TurboCombustor Technology, Inc. Life Insurance Plan       502
TurboCombustor Technology, Inc. Section 125 Plan          503
TurboCombustor Technology, Inc. Tuition                   501
 Reimbursement Plan







KEY

* Terminated Plan. Unlocatable participants account balances are being maintained in interest-bearing accounts.

                                                  Schedule 4.12



          SCHEDULE OF EXISTING RESTRICTIVE COVENANTS

                            [None]

                                                  Schedule 4.19



         SCHEDULE OF EXISTING SUBSIDIARY INDEBTEDNESS*
                        (000's omitted)

Continuing Operations:

Atlantic Research Corporation
  Industrial Revenue Bond - Virginia            $  6,300
  Sterling building mortgage - B.S. Saul           4,033
  Capital leases and other                         1,389

  Northern Can Systems
  Capital leases payable to CIT                   42,821
  Revolving credit facility - Bank of Nova Scotia  4,828
  Notes payable                                    1,501

  Chromalloy Gas Turbine Corporation
  Capital leases                                   5,680
  TSE note payable                                 3,435
  Topps and TSE                                    3,530
  Malichaud                                        1,012
  Heurchrome                                          53

  Chromalloy American Corporation
  Mortgage - SouthTrust Bank                       1,394
  Mortgage - Nanuet National Bank                    601

  MEG                                              1,568

  Warwick                                          3,569

  Janus                                              346

  Continuing Operations Subtotal                  82,060

Discontinued Operations:

  Valley Line Company
  Merchant Marine Bonds                            6,554
  Preferred Ship Mortgages                           798
  DRAVO                                              275


  Sequa Engineered Services                           80

  Discontinued Operations Subtotal                 7,707

Total Subsidiary Indebtedness                    $89,767

*  Excludes Sequa Capital Corporation Indebtedness

                                                 Schedule 5.01(a)



                        SEQUA CORPORATION

        CERTIFICATE AS TO QUARTERLY FINANCIAL STATEMENTS



          I,                 , [President, Chief Financial
Officer, Treasurer, Controller] of Sequa Corporation, a Delaware corporation (the "Borrower"), hereby certify, pursuant to Section 5.01(a) of the Amended and Restated Credit Agreement dated as of December 14, 1993, among the Borrower, the banks listed on the signature pages thereof, Bank of America NT&SA, Chase Manhattan Bank, N.A. and the Nippon Credit Bank, Ltd., as Co-Agents, The Bank of New York, The Bank of Nova Scotia, and Chemical Bank, as Managing Agents, and The Bank of New York, as Administrative Agent, that:

          1. (a) The accompanying unaudited consolidated balance sheet and Segment Operating Reports of the Borrower and
the Consolidated Subsidiaries as at             and for the
quarterly accounting period ended       , 19  , are complete and
correct and present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or therefrom described below that have been approved in writing by Messrs.
              , the Borrower's current independent certified public accountants), the consolidated financial position of the Borrower and the Consolidated Subsidiaries as at the end of such quarterly period, and the consolidated results of operations, shareholders' equity, and cash flows for such quarterly period, and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, in each case on the basis presented and subject only to normal year-end auditing adjustments.

          (b)  Except as disclosed or reflected in such financial
statements, as at              , neither the Borrower nor any
Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, have had or might have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole.

          2.  (a)  The changes from Generally Accepted Accounting
Principles are as follows:

All such changes have been approved in writing by Messrs.
                        .

          [(b) Attached as Annex A are the unaudited consolidated balance sheet and Segment Operating Reports of the

Borrower and the Consolidated Subsidiaries as at
and for the quarterly accounting period ended             , 19  ,
which have been prepared in accordance with Generally Accepted Accounting Principles without giving effect to the changes referred to in Paragraph 2(a) of this Certificate or any previous Certificate. Such balance sheet and Segment Operating Reports are complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles, the consolidated financial position of the Borrower and the Consolidated Subsidiaries as at the end of such quarterly period, and the consolidated results of operations, shareholders' equity, and cash flows for such quarterly period, and for the elapsed portion of the fiscal year ending with the last day of such quarterly period, in each case on the basis presented and subject only to normal year-end auditing adjustments.]*

          3. There follow the calculations required to establish whether or not the Borrower was in compliance with the following
Sections of the Agreement:**

               (a)  Section 4.06.




               (b)  Section 4.13.




               (c)  Section 4.15.




               (d)  Section 4.16.




               (e)  Section 4.17.





* Paragraph (b) should be included in, and Annex A attached to, the Certificate only if changes from Generally Accepted
     Accounting Principles are specified in Paragraph 2(a) of this or any previous Certificate.

** The calculations should be made in the same manner and with the same degree of detail as the calculations set forth in the certificate delivered by the Borrower pursuant to
     Section 2.01(h).
               (f)  Section 4.18.




               (g)  Section 4.19.


          4. Based on an examination sufficient to enable me to make an informed statement, no Default exists, including, in particular, any such arising under the provisions of Article 4, except the following:

          [If none such exist, insert "None"; if any do exist, specify the same by Section, give the date the same occurred, whether it is continuing, and the steps being taken by the Borrower or a Subsidiary with respect thereto.]


Dated:




                              ____________________________
                              [President, Chief Financial
                              Officer, Treasurer,
                              Controller]

                                                 Schedule 5.01(b)



                        SEQUA CORPORATION


          CERTIFICATE AS TO ANNUAL FINANCIAL STATEMENTS



          I,                 , [President, Chief Financial
Officer, Treasurer, Controller] of Sequa Corporation, a Delaware corporation (the "Borrower"), hereby certify, pursuant to Section 5.01(b) of the Amended and Restated Credit Agreement dated as of December 14, 1993, among the Borrower, the banks listed on the signature pages thereof, Bank of America NT&SA, Chase Manhattan Bank, N.A. and The Nippon Credit Bank, Ltd., as Managing Agents, The Bank of New York, The Bank of Nova Scotia, and Chemical Bank, as Managing Agents, and The Bank of New York, as Administrative Agent, that:

          1. (a) The accompanying consolidated balance sheet and Segment Operating Reports of the Borrower and the
Consolidated Subsidiaries as at             and for the [fiscal
year] [12 months] ended       , 19  , are complete and correct
and present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or therefrom described below, that have been approved in writing by Messrs.
              , the Borrower's current independent certified public accountants), the consolidated financial position of the Borrower and the Consolidated Subsidiaries as at the end of such fiscal [year] [period], and the consolidated results of operations, shareholders' equity, and cash flows for such fiscal [year] [period], in each case on the basis presented.

          (b)  Except as disclosed or reflected in such financial
statements, as at              , neither the Borrower nor any
Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, have had or might have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole.

          2.  (a)  The changes from Generally Accepted Accounting
Principles are as follows:

All such changes have been approved in writing by Messrs.
                        .

          [(b)  Attached as Annex A are the unaudited
consolidated balance sheet and Segment Operating Reports of the Borrower and the Consolidated Subsidiaries as at
and for the [fiscal year] [12 months] ended             , 19  ,
which have been prepared in accordance with Generally Accepted Accounting Principles without giving effect to the changes referred to in Paragraph 2(a) of this Certificate or any previous Certificate. Such balance sheet and Segment Operating Reports are complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles, the consolidated financial position of the Borrower and the Consolidated Subsidiaries as at the end of such fiscal [year] [period], and the consolidated results of operations, shareholders' equity, and cash flows for such fiscal [year] [period], in each case on the basis presented.]*

          3. There follow the calculations required to establish whether or not the Borrower was in compliance with the following
Sections of the Agreement:**


               (a)  Section 4.06.




               (b)  Section 4.13.




               (c)  Section 4.15.








* Paragraph (b) should be included in, and Annex A attached to, the Certificate only if changes from Generally Accepted
     Accounting Principles are specified in Paragraph 2(a) of this or any previous Certificate.

** The calculations should be made in the same manner and with the same degree of detail as the calculations set forth in the certificate delivered by the Borrower pursuant to
     Section 2.01(h).

               (d)  Section 4.16.



               (e)  Section 4.17.



               (f)  Section 4.18.



               (g)  Section 4.19.





          4. Based on an examination sufficient to enable me to make an informed statement, no Default exists, including, in particular, any such arising under the provisions of Article 4, except the following:

               [If none such exist, insert "None"; if any do exist, specify the same by Section, give the date the same occurred, whether it is continuing, and the steps being taken by the Borrower or a Subsidiary with respect thereto.]


Dated:






                              [President, Chief
                              Financial Officer, Treasurer,
                              Controller]

                                                 Schedule 5.02(a)



          SCHEDULE OF HISTORICAL FINANCIAL INFORMATION

                                                 Schedule 9.10(a)


                      NOTICE OF ASSIGNMENT


Sequa Corporation
200 Park Avenue
New York, New York  10166


The Bank of New York, as Administrative Agent
One Wall Street
New York, New York 10015

Date:

Gentlemen:

          Reference is made to the Amended and Restated Credit Agreement, dated as of December 14, 1993 among Sequa Corporation, the banks listed on the signature pages thereof, Bank of America NT&SA, Chase Manhattan Bank, N.A. and The Nippon Credit Bank, Ltd., as Co-Agents, The Bank of New York, The Bank of Nova Scotia, and Chemical Bank, as Managing Agents, and The Bank of New York, as Administrative Agent (the "Amended and Restated Credit Agreement"). The undersigned hereby give notice pursuant to Section 9.10(a) of the Amended and Restated Credit Agreement that [name of Assignor] [(the "Assignor")]1 has made the following assignment to [name of Assignee] [(the "Assignee")]2:

          Rights and Obligations
            Assigned:



          Effective Date of
            Assignment:



          [The Assignee's Lending Offices and address for notices are as follows:

          Domestic Lending Office:



          Eurodollar Lending Office:



          Notice Address:]3

          [The Assignor hereby requests that the Borrower and the Administrative Agent consent to the assignment described above by signing a copy of this letter in the space provided below and returning it to the Assignor. Such consent shall release the Assignor from all of the obligations described above as having been assigned to the Assignee.]4

                              [NAME OF ASSIGNOR]


                              By__________________________
                                Name:
                                Title:

                              [NAME OF ASSIGNEE]


                              By__________________________
                                Name:
                                Title:

Assignment and release consented to:

SEQUA CORPORATION


By___________________________
  Name:
  Title:

THE BANK OF NEW YORK,
   as Administrative Agent


By___________________________
  Name:
  Title:

_________________________

1. Include definition if Footnote 4 material is to be included.

2. Include definition if Footnote 3 or Footnote 4 material is to be included.

3.   Omit if the Assignee is a Bank.

4. Include if (i) the Assignor desires to be released from the assigned obligations, (ii) the consent of the Borrower and the Agent is required for such release and (iii) the Assignor has not otherwise obtained such consents.

                                                   Schedule 10.01



                FORM OF SEGMENT OPERATING REPORT

                                                                                                                                   S
                                                                               FORM OF MONTHLY OPERATING REPORT
                                                                                       SEQUA CORPORATION
                                                                                       INCOME STATEMENT
                                                                                            $000's

                                                                   One Month Ended January 31, 1993

                                                                                                                 Last Year         1
                                                                   Actual         Budget       Variance                   Actual
Sales and revenues

Operating income % of sales

Interest expense

Interest Income

Other, net

Pre-tax income (loss)
  Tax (provision) benefit
Income (loss) from continuing ops

Income (loss) from discounted ops
  Net Income (loss)

Preferred dividend

Net to common

Earnings (loss) per share:
  Continuing ops
  Discontinued ops

Net Income (loss)

Shares outstanding

                                                                                       SEQUA CORPORATION
                                                                                       INCOME STATEMENT
                                                                                            $000's

                                                                   One Month Ended January 31, 1993

                                                                                                                 Last Year         1
                                                                   Actual         Budget       Variance                   Actual
Aerospace
  Gas Turbine
  Kollsman
  Atlantic Aerospace
  Corporate Adjustments

Machinery & Metal Coatings
  Rutherford
  Standun
  MEG
  Precoat
  Corporate Adjustments

Specialty Chemicals
  Warwick
  Sequa Chemicals
  Corporate Adjustments

Services & Products
  ARC Services
  Casco Products
  Northern Can Systems
  Centor
 *Sunrise
  Corporate Adjustments

Total sales and revenues

*  All sales are intercompany

                                                                                       SEQUA CORPORATION
                                                                                       INCOME STATEMENT
                                                                                            $000's

                                                                   One Month Ended January 31, 1993

                                                                                                                 Last Year         1
                                                                   Actual         Budget       Variance                   Actual
Aerospace
  Gas Turbine
  Kollsman
  Atlantic Aerospace
  Corporate Adjustments

Machinery & Metal Coatings
  Rutherford
  Standun
  MEG
  Precoat
  Corporate Adjustments

Specialty Chemicals
  Warwick
  Sequa Chemicals
  Corporate Adjustments

Services & Products
  ARC Services
  Casco Products
  Northern Can Systems
  Centor
  Sunrise
  Corporate Adjustments

Corporate
Plan revenue

Total operating income

                                                                                                                                   S
                                           Sequa Corporation                                SCHEDULE A
                                      Weekly Projected Cash Flows
                                     Company _____________________
                                        (Dollars in Thousands)

                                                                   Actual            Cash Receipts (Disbursements)
                                                                   for the
                                                                   Week              Forecast for the Week Ending
                                                                   Ended

RECEIPTS:
Cash Received From Customers:
      Progress Payments
      Other Collections

Other Receipts (Describe):



Total Cash Receipts

DISBURSEMENTS:
Cash Paid to Suppliers
Payroll & Payroll Taxes Paid
Capital Expenditures
Interest Paid
Income Taxes Paid
Principal Payments of Debt

Other Disbursements (Describe):



Total Cash Disbursements

Net Inc(Dec) in Cash &
      Sequa I/C

                                                                                                                                   S
                                           Sequa Corporation                                SCHEDULE B
                                    Monthly Statement of Cash Flows
                                     Company _____________________
                                        (Dollars in Thousands)



                                              Cash Receipts (Disbursements)
                                                                                                                                   E
                                                     Monthly Cash Flow

Operating Income

Adjustments to income:
      Depreciation & Amortization
      Provision for Bad Debts & Other

Changes in Operating Assets & Liab:
      Receivables
      Inventory
      Other Current Assets
      Payables & Accrued Expenses
      Other Deferred Liabilities

Capital Expenditures, Net
Other Investment Activities

      Net Cash From Oper & Invest

Other Income (Expense)
Other (Inc) Exp Not Requiring Cash
Net Borrowings
Interest Paid
Income Taxes Paid
Other

Net Inc(Dec) in Cash & Sequa I/C

                                                      EXHIBIT A-1
                        SEQUA CORPORATION

                         BASE RATE NOTE

                                        [__________ ___, 199__]

          FOR VALUE RECEIVED, SEQUA CORPORATION (the "Borrower") hereby promises to pay to the order of ________________________
(the "Bank") the principal amount of                   Dollars
($        ), or, if less, the principal amount of the Domestic
Rate Loans of the Bank outstanding, on the dates and in the amounts specified in Section 1.05 of the Amended and Restated Credit Agreement referred to below, and to pay interest on such principal amount on the dates and at the rates specified in
Section 1.04 of such Amended and Restated Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section 1.11 of such Amended and Restated Credit Agreement.

          Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Domestic Rate
Loan of the Bank and each payment, prepayment or conversion with respect thereto.

          Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

          This Domestic Note evidences Loans made under, and is entitled to the benefits of, the Amended and Restated Credit Agreement, dated as of December 14, 1993 among the Borrower, the banks listed on the signature pages thereof, Bank of America NT&SA, Chase Manhattan Bank, N.A. and The Nippon Credit Bank, Ltd., as Co-Agents, The Bank of New York, The Bank of Nova Scotia, and Chemical Bank, as Managing Agents, and The Bank of New York, as Administrative Agent, as the same may be amended, supplemented, restated or otherwise modified from time to time. Reference is made to such Amended and Restated Credit Agreement, as so amended, supplemented, restated or otherwise modified, for provisions relating to the prepayment and the acceleration of the maturity hereof. This Domestic Note is also entitled to the benefits of the Guaranty Agreement.

          This Domestic Note shall be construed in accordance with and governed by the substantive law of the State of New
York.

                              SEQUA CORPORATION

                              By
                                Name:
                                Title:

                                GRID

                           BASE RATE NOTE

_________________________________________________________________

                             Amount of
            Amount of     Principal Paid, Unpaid Principal
          Domestic Rate      Prepaid or      Amount of   Notation
 Date         Loan           Converted    Domestic Note  Made By

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

                                                      EXHIBIT A-2
                        SEQUA CORPORATION

                         EURODOLLAR NOTE

                                   [__________ ___, 199__]

          FOR VALUE RECEIVED, SEQUA CORPORATION (the "Borrower")
hereby promises to pay to the order of                      (the
"Bank") the principal amount of                    Dollars ($

    ), or, if less, the principal amount of the Eurodollar Rate Loans of the Bank outstanding, on the dates and in the amounts specified in Section 1.05 of the Amended and Restated Credit Agreement referred to below, and to pay interest on such principal amount on the dates and at the rates specified in
Section 1.04 of such Amended and Restated Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section 1.11 of such Amended and Restated Credit Agreement.

          Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Eurodollar
Rate Loan of the Bank and each payment, prepayment or conversion with respect thereto.

          Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

          This Eurodollar Note evidences Loans made under, and is entitled to the benefits of, the Amended and Restated Credit Agreement, dated as of December 14, 1993 among the Borrower, the banks listed on the signature pages thereof, Bank of America NT&SA, Chase Manhattan Bank, N.A. and The Nippon Credit Bank, Ltd., as Co-Agents, The Bank of New York, The Bank of Nova Scotia, and Chemical Bank, as Managing Agents, and The Bank of New York, as Administrative Agent, as the same may be amended, supplemented, restated or otherwise modified from time to time. Reference is made to such Amended and Restated Credit Agreement, as so amended, supplemented, restated or otherwise modified, for provisions relating to the prepayment and the acceleration of the maturity hereof. This Eurodollar Note is also entitled to the benefits of the Guaranty Agreements.

          This Eurodollar Note shall be construed in accordance with and governed by the substantive law of the State of New
York.
                              SEQUA CORPORATION

                              By
                                Name:
                                Title:

                                GRID

                           EURODOLLAR NOTE


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                             Amount of
          Amount of     Principal Paid, Unpaid Principal
          Eurodollar      Prepaid or      Amount of      Notation
 Date     Rate Loan       Converted     Eurodollar Note  Made By

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
                                                      EXHIBIT A-3

                        SEQUA CORPORATION

                         SWING LOAN NOTE

                                        ________ __, 199_

          FOR VALUE RECEIVED, SEQUA CORPORATION (the "Borrower") hereby promises to pay to the order of ________________________ (the "Bank") the principal amount of the Swing Loans of the Bank outstanding, on the dates and in the amounts specified in Section
1.05 of the Amended and Restated Credit Agreement referred to below, and to pay interest on such principal amount on the dates and at the rates specified in Section 1.04 of such Amended and Restated Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section 1.11 of such Amended and Restated Credit Agreement.

          Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Swing Loan of the Bank and each payment, prepayment or conversion with respect thereto.

          Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

          This Swing Loan Note evidences Swing Loans made under, and is entitled to the benefits of, the Amended and Restated Credit Agreement, dated as of December 14, 1993, among the Borrower, the banks listed on the signature pages thereof, Bank of America NT&SA, Chase Manhattan Bank, N.A. and The Nippon Credit Bank, Ltd., as Co-Agents, The Bank of New York, The Bank of Nova Scotia, and Chemical Bank, as Managing Agents, and The Bank of New York, as Administrative Agent, as the same may be amended, supplemented, restated or otherwise modified from time to time. Reference is made to such Amended and Restated Credit Agreement, as so amended, supplemented, restated or otherwise modified, for provisions relating to the prepayment and the acceleration of the maturity hereof. This Swing Loan Note is also entitled to the benefits of the Guaranty Agreement.

          This Swing Loan Note shall be construed in accordance with and governed by the substantive law of the State of New
York.
                              SEQUA CORPORATION


                              By
                                Name:
                                Title:

                                GRID

                           SWING LOAN NOTE



                             Amount of
                      Principal Paid, Unpaid Principal
         Amount of      Prepaid or      Amount of        Notation
 Date    Swing Loan     Converted    Swing Loan Note     Made By


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